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                             INTERCREDITOR AGREEMENT
                                    (2002-1)

                                   Dated as of
                                 March 25, 2002

                                      AMONG

                            WILMINGTON TRUST COMPANY,
                         not in its individual capacity
                         but solely as Trustee under the
               Continental Airlines Pass Through Trust 2002-1G-1,
               Continental Airlines Pass Through Trust 2002-1G-2,
                 Continental Airlines Pass Through Trust 2002-1H
                                       and
                 Continental Airlines Pass Through Trust 2002-1I

                    LANDESBANK HESSEN-THURINGEN GIROZENTRALE,

                     as Class G-1 Primary Liquidity Provider
                                       and
                     as Class G-2 Primary Liquidity Provider

                      MERRILL LYNCH CAPITAL SERVICES, INC.,
                    as Class G-1 Above-Cap Liquidity Provider

                          AMBAC ASSURANCE CORPORATION,
                               as Policy Provider

                                       AND

                            WILMINGTON TRUST COMPANY,
                      not in its individual capacity except
                        as expressly set forth herein but
                    solely as Subordination Agent and Trustee


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
                                TABLE OF CONTENTS


                                                                            PAGE

ARTICLE I  DEFINITIONS.........................................................2
         SECTION 1.1.  Definitions.............................................2

ARTICLE II  TRUST ACCOUNTS; CONTROLLING PARTY.................................26
         SECTION 2.1.  Agreement to Terms of Subordination; Payments
                        from Monies Received Only ............................26
         SECTION 2.2.  Trust Accounts.........................................27
         SECTION 2.3.  Deposits to the Collection Account and Special
                        Payments Account .....................................29
         SECTION 2.4.  Distributions of Special Payments......................29
         SECTION 2.5.  Designated Representatives.............................33
         SECTION 2.6.  Controlling Party......................................34

ARTICLE III  RECEIPT, DISTRIBUTION AND APPLICATION  OF AMOUNTS RECEIVED.......36
         SECTION 3.1.  Written Notice of Distribution.........................36
         SECTION 3.2.  Distribution of Amounts on Deposit in the
                        Collection Account ...................................39
         SECTION 3.3.  Distribution of Amounts on Deposit Following a
                        Triggering Event .....................................41
         SECTION 3.4.  Other Payments.........................................44
         SECTION 3.5.  Payments to the Trustees, the Primary Liquidity
                        Providers and Policy Provider ........................45
         SECTION 3.6.  Liquidity Facilities...................................45
         SECTION 3.7.  The Policies...........................................56

ARTICLE IV  EXERCISE OF REMEDIES..............................................60
         SECTION 4.1.  Directions from the Controlling Party..................60
         SECTION 4.2.  Remedies Cumulative....................................61
         SECTION 4.3.  Discontinuance of Proceedings..........................61
         SECTION 4.4.  Right of Certificateholders and Primary
                        Liquidity Providers to Receive Payments
                        Not to Be Impaired....................................61
         SECTION 4.5.  Undertaking for Costs..................................61

ARTICLE V  DUTIES OF THE SUBORDINATION AGENT; AGREEMENTS OF TRUSTEES, ETC.....62
         SECTION 5.1.  Notice of Indenture Default or Triggering Event........62
         SECTION 5.2.  Indemnification........................................62
         SECTION 5.3.  No Duties Except as Specified in Intercreditor
                        Agreement ............................................63
         SECTION 5.4.  Notice from the Liquidity Provider and Trustees........63

                                                                            PAGE

ARTICLE VI  THE SUBORDINATION AGENT...........................................63
         SECTION 6.1.  Authorization; Acceptance of Trusts and Duties.........63
         SECTION 6.2.  Absence of Duties......................................63
         SECTION 6.3.  No Representations or Warranties as to Documents.......64
         SECTION 6.4.  No Segregation of Monies; No Interest..................64
         SECTION 6.5.  Reliance; Agents; Advice of Counsel....................64
         SECTION 6.6.  Capacity in Which Acting...............................65
         SECTION 6.7.  Compensation...........................................65
         SECTION 6.8.  May Become Certificateholder...........................65
         SECTION 6.9.  Subordination Agent Required; Eligibility..............65
         SECTION 6.10.  Money to Be Held in Trust.............................65

ARTICLE VII  INDEMNIFICATION OF SUBORDINATION AGENT...........................66
         SECTION 7.1.  Scope of Indemnification...............................66

ARTICLE VIII  SUCCESSOR SUBORDINATION AGENT...................................66
         SECTION 8.1.  Replacement of Subordination Agent; Appointment
                        of Successor .........................................66

ARTICLE IX  SUPPLEMENTS AND AMENDMENTS........................................67
         SECTION 9.1.  Amendments, Waivers, etc...............................67
         SECTION 9.2.  Subordination Agent Protected..........................68
         SECTION 9.3.  Effect of Supplemental Agreements......................71
         SECTION 9.4.  Notice to Rating Agencies..............................71

ARTICLE X  MISCELLANEOUS......................................................71
         SECTION 10.1.  Termination of Intercreditor Agreement................71
         SECTION 10.2.  Intercreditor Agreement for Benefit of
                         Trustees, Liquidity Providers, the Policy
                         Provider and Subordination Agent.....................72
         SECTION 10.3.  Notices...............................................72
         SECTION 10.4.  Severability..........................................74
         SECTION 10.5.  No Oral Modifications or Continuing Waivers...........74
         SECTION 10.6.  Successors and Assigns................................74
         SECTION 10.7.  Headings..............................................74
         SECTION 10.8.  Counterpart Form......................................74
         SECTION 10.9.  Subordination.........................................74
         SECTION 10.10. Governing Law.........................................76
         SECTION 10.11. Submission to Jurisdiction; Waiver of Jury Trial;
                         Waiver of Immunity ..................................76


SCHEDULE 1 - Capped LIBOR

SCHEDULE 2.2(b)

                             INTERCREDITOR AGREEMENT


            INTERCREDITOR AGREEMENT dated as of March 25, 2002, among WILMINGTON TRUST COMPANY, a Delaware corporation ("WTC"), not in its individual capacity but solely as Trustee of each Trust (each as defined below); LANDESBANK HESSEN-THURINGEN GIROZENTRALE, a public-law banking institution organized under the laws of Germany ("HELABA"), as Class G-1 Primary Liquidity Provider and Class G-2 Primary Liquidity Provider; MERRILL LYNCH CAPITAL SERVICES, INC., a Delaware corporation ("MLCS"), as Class G-1 Above-Cap Liquidity Provider; AMBAC ASSURANCE CORPORATION, a Wisconsin domiciled stock insurance company, as Policy Provider; and WILMINGTON TRUST COMPANY, not in its individual capacity except as expressly set forth herein, but solely as Subordination Agent and trustee hereunder (in such capacity, together with any successor appointed pursuant to Article VIII hereof, the "SUBORDINATION AGENT").

            WHEREAS, all capitalized terms used herein shall have the respective meanings referred to in Article I hereof;

            WHEREAS, pursuant to each Indenture, Continental will issue on a recourse basis up to (and including) four series of Equipment Notes to finance the purchase of the related Aircraft;

            WHEREAS, pursuant to the Financing Agreements, each Trust will acquire Equipment Notes having an interest rate equal to the interest rate applicable to the Certificates to be issued by such Trust;

            WHEREAS, pursuant to each Trust Agreement, the Trust created thereby proposes to issue a single class of Certificates (a "CLASS") bearing the interest rate and having the final distribution date described in such Trust Agreement on the terms and subject to the conditions set forth therein;

            WHEREAS, pursuant to the Underwriting Agreement, the Underwriters propose to purchase the Class G-1 Certificates issued by the Class G-1 Trust and the Class G-2 Certificates issued by the Class G-2 Trust in the aggregate face amount set forth opposite the name of such Trust on Schedule I thereto on the terms and subject to the conditions set forth therein;

            WHEREAS, pursuant to a Certificate Purchase Agreement dated March 11, 2002 (the "CERTIFICATE PURCHASE AGREEMENT"), the purchasers thereunder propose to purchase the Class H Certificates issued by the Class H Trust and the Class I Certificates issued by the Class I Trust in the aggregate face amount set forth opposite the name of such Trust on Schedule I thereto on the terms and subject to the conditions set forth therein;

            WHEREAS, the Class G-1 Primary Liquidity Provider proposes to enter into a revolving credit agreement relating to the Class G-1 Certificates, the Class G-2 Primary Liquidity Provider proposes to enter into a revolving credit agreement relating to the Class G-2 Certificates and the Class G-1 Above-Cap Liquidity Provider proposes to enter into an irrevocable interest rate cap agreement relating to the Class G-1 Certificates, in each case with the Subordination Agent, as agent for the Trustee of the applicable Trust, respectively, for the benefit of the Certificateholders of such Trust;

            WHEREAS, the Policy Provider proposes to enter into the Policy Provider Agreement providing for the issuance by the Policy Provider of two like Policies, one for the benefit of the Class G-1 Certificateholders and the other for the benefit of the Class G-2 Certificateholders; and

            WHEREAS, it is a condition precedent to the obligations of the Underwriters under the Underwriting Agreement that the Subordination Agent, the Trustees, the Liquidity Providers and the Policy Provider agree to the terms of subordination set forth in this Agreement in respect of each Class of Certificates, and the Subordination Agent, the Trustees, the Liquidity Providers and the Policy Provider, by entering into this Agreement, hereby acknowledge and agree to such terms of subordination and the other provisions of this Agreement.

            NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.1. DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms used herein that are defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

            (2) all references in this Agreement to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement;

            (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and

            (4) the term "including" shall mean "including without limitation".

            "ABOVE-CAP LIQUIDITY GUARANTOR" means Merrill Lynch & Co., Inc., as guarantor of the obligations of MLCS under the Class G-1 Above-Cap Liquidity Facility.

            "ABOVE-CAP PAYMENT" has the meaning specified in Section 3.6(a).

            "ABOVE-CAP WITHDRAWAL" has the meaning specified in Section 3.6(a).

            "ACCELERATION" means, with respect to the amounts payable in respect of the Equipment Notes issued under any Indenture, such amounts becoming immediately due and payable by declaration or otherwise. "ACCELERATE", "ACCELERATED" and "ACCELERATING" have meanings correlative to the foregoing.

            "ACCRUED CLASS G-1 INTEREST" has the meaning specified in Section 3.7(a).

            "ACCRUED CLASS G-2 INTEREST" has the meaning specified in Section 3.7(a).

            "ADJUSTED EXPECTED DISTRIBUTIONS" means, with respect to the Certificates of any Trust on any Current Distribution Date, the sum of (x) accrued and unpaid interest on the outstanding Pool Balance of such Certificates (less the amount of interest, if any, payable with respect to the Deposits related to such Trust) and (y) the greater of:

            (A) the difference between (x) the Pool Balance of such Certificates as of the immediately preceding Distribution Date (or, if the Current Distribution Date is the first Distribution Date, the Pool Balance as of the Closing Date) (plus, in the case of the Class H Trust and the Class I Trust, the original aggregate principal amount of any Equipment Notes purchased by such Trust after the immediately preceding Distribution Date (or, if the Current Distribution Date is the first Distribution Date, the Closing Date) and prior to or on the Current Distribution Date) and (y) the Pool Balance of such Certificates as of the Current Distribution Date calculated on the basis that (i) the principal of the Non-Performing Equipment Notes held in such Trust has been paid in full and such payments have been distributed to the holders of such Certificates, (ii) the principal of the Performing Equipment Notes held in such Trust has been paid when due (but without giving effect to any Acceleration of Performing Equipment Notes) and such payments have been distributed to the holders of such Certificates and (iii) the principal of any Equipment Notes formerly held in such Trust that have been sold pursuant to the terms hereof has been paid in full and such payments have been distributed to the holders of such Certificates, but without giving effect to any reduction in the Pool Balance as a result of any distribution attributable to Deposits occurring after the immediately preceding Distribution Date (or, if the Current Distribution Date is the first Distribution Date, occurring after the initial issuance of the Certificates of such Trust), and

            (B) the amount of the excess, if any, of (i) the Pool Balance of such Class of Certificates as of the immediately preceding Distribution Date (or, if the Current Distribution Date is the first Distribution Date, the Pool Balance as of the Closing Date) (plus, in the case of the Class H Trust and the Class I Trust, the original aggregate principal amount of any Equipment Notes purchased by such Trust after the immediately preceding Distribution Date (or, if the Current Distribution Date is the first Distribution Date, the Closing Date) and prior to or on the Current Distribution Date), less the amount of the Deposits for such Class of Certificates as of such preceding Distribution Date (or, if the Current Distribution Date is the first Distribution Date, the original aggregate amount of the Deposits for such Class of Certificates) other than any portion of such Deposits thereafter used to acquire Equipment Notes pursuant to the Note Purchase Agreement, over (ii) the Aggregate LTV

      Collateral Amount for such Class of Certificates for the Current Distribution Date;

provided that, until the date of the initial LTV Appraisals, clause (B) shall not apply.

            For purposes of calculating Adjusted Expected Distributions with respect to the Certificates of any Trust, any Premium paid on the Equipment Notes held in such Trust that has not been distributed to the Certificateholders of such Trust (other than such Premium or a portion thereof applied to the payment of interest on the Certificates of such Trust or the reduction of the Pool Balance of such Trust) shall be added to the amount of Adjusted Expected Distributions.

            "ADVANCE", with respect to any Primary Liquidity Facility, means any Advance as defined in such Primary Liquidity Facility.

            "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "AGGREGATE LTV COLLATERAL AMOUNT" for any Class of Certificates for any Distribution Date means the product of (A)(i) the sum of the applicable LTV Collateral Amounts for each Aircraft, minus (ii) the Pool Balance for each Class of Certificates, if any, senior to such Class, after giving effect to any distribution of principal on such Distribution Date with respect to such senior Class or Classes, multiplied by (B)(i) in the case of the Class G-1 Certificates or Class G-2 Certificates, a fraction the numerator of which equals the Current Pool Balance for the Class G-1 Certificates or Class G-2 Certificates, as the case may be, and the denominator of which equals the aggregate Current Pool Balance for the Class G-1 Certificates and Class G-2 Certificates and (ii) in the case of the Class H Certificates and Class I Certificates 1.0.

            "AIRCRAFT" means, with respect to each Indenture, the "Aircraft" referred to therein.

            "APPRAISAL" means a fair market value appraisal (which may be a "desktop" appraisal) performed by any Appraiser or any other nationally recognized aircraft appraiser on the basis of an arm's-length transaction between an informed and willing purchaser under no compulsion to buy and an informed and willing seller under no compulsion to sell and both having knowledge of all relevant facts.

            "APPRAISED CURRENT MARKET VALUE" of any Aircraft means the lower of the average and the median of the three most recent Appraisals of such Aircraft.

            "APPRAISERS" means AVITAS, Inc., BK Associates, Inc. and Morten Beyer and Agnew, Inc.

            "ASSIGNMENT AND ASSUMPTION AGREEMENTS" means each of the Assignment and Assumption Agreements to be executed between a Trustee and trustee of the relevant Successor Trust in accordance with the relevant Trust Agreement, as the same may be amended, modified or supplemented from time to time.

            "AVAILABLE AMOUNT" means, with respect to any Primary Liquidity Facility on any date, the Maximum Available Commitment (as defined therein) on such date.

            "BASIC AGREEMENT" means the Pass Through Trust Agreement dated as of September 25, 1997 between Continental and WTC, not in its individual capacity, except as otherwise expressly provided therein, but solely as trustee.

            "BUSINESS DAY" means any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized to close in Houston, Texas, New York, New York, or, so long as any Certificate is outstanding, the city and state in which any Trustee, the Subordination Agent or any Loan Trustee maintains its Corporate Trust Office or receives and disburses funds or, solely with respect to draws under any Policy, the city and state in which the office of the Policy Provider specified in Section 10.3 hereof is located, and, if any Series G-1 Equipment Note or Series H Equipment Note is outstanding, a day which is also a day for trading by and between banks in the London interbank Eurodollar market, and that, solely with respect to draws under any Liquidity Facility, also is a "Business Day" as defined in such Liquidity Facility.

            "CAPPED INTEREST RATE" means, with respect to the Class G-1 Certificates at any time, Capped LIBOR at such time plus 0.45% per annum.

            "CAPPED LIBOR" means, at any time, the rate per annum applicable at such time as set forth on Schedule 1 hereto.

            "CASH COLLATERAL ACCOUNT" means the Class G-1 Cash Collateral Account, the Class G-1 Above-Cap Collateral Account or the Class G-2 Cash Collateral Account, as applicable.

            "CERTIFICATE" means a Class G-1 Certificate, a Class G-2 Certificate, a Class H Certificate or a Class I Certificate, as applicable.

            "CERTIFICATEHOLDER" means any holder of one or more Certificates.

            "CLASS" has the meaning assigned to such term in the preliminary statements to this Agreement.

            "CLASS G-1 ABOVE-CAP ACCOUNT" means an Eligible Deposit Account in the name of the Subordination Agent maintained at an Eligible Institution, which shall be the Subordination Agent if it shall so qualify, into which all amounts paid under the Class G-1 Above-Cap Liquidity Facility pursuant to Section 3.6(a) shall be deposited.

            "CLASS G-1 ABOVE-CAP COLLATERAL ACCOUNT" means an Eligible Deposit Account in the name of the Subordination Agent maintained at an Eligible Institution, which shall be the Subordination Agent if it shall so qualify, into which all amounts paid under the Class G-1 Above-Cap Liquidity Facility pursuant to Section 3.6(c)(iv) shall be deposited.

            "CLASS G-1 ABOVE-CAP LIQUIDITY FACILITY" means, initially, the ISDA Master Agreement, dated as of March 25, 2002, between the Subordination Agent, as agent and trustee for the Class G-1 Trust, and the initial Class G-1 Above-Cap Liquidity Provider, together with the Schedule and Confirmation attached thereto, relating to the Class G-1 Certificates, and, from and after the replacement of such ISDA Master Agreement pursuant hereto, the Replacement Above-Cap Liquidity Facility therefor, if any, in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms.

            "CLASS G-1 ABOVE-CAP LIQUIDITY PROVIDER" means MLCS, together with any Replacement Above-Cap Liquidity Provider which has issued a Replacement Above-Cap Liquidity Facility to replace any Class G-1 Above-Cap Liquidity Facility pursuant to Section 3.6(c)(iv).

            "CLASS G-1 CASH COLLATERAL ACCOUNT" means an Eligible Deposit Account in the name of the Subordination Agent maintained at an Eligible Institution, which shall be the Subordination Agent if it shall so qualify, into which all amounts drawn under the Class G-1 Primary Liquidity Facility pursuant to Section 3.6(c), 3.6(d) or 3.6(i) shall be deposited.

            "CLASS G-1 CERTIFICATEHOLDER" means, at any time, any holder of one or more Class G-1 Certificates.

            "CLASS G-1 CERTIFICATES" means the certificates issued by the Class G-1 Trust, substantially in the form of Exhibit A to the Class G-1 Trust Agreement, and authenticated by the Class G-1 Trustee, representing fractional undivided interests in the Class G-1 Trust, and any certificates issued in exchange therefor or replacement thereof pursuant to the terms of the Class G-1 Trust Agreement.

            "CLASS G-1 PRIMARY LIQUIDITY FACILITY" means, initially, the Revolving Credit Agreement dated as of the date hereof, between the Subordination Agent, as agent and trustee for the Class G-1 Trust, and the initial Class G-1 Primary Liquidity Provider, and from and after the replacement of such Revolving Credit Agreement pursuant hereto, the Replacement Primary Liquidity Facility therefor, if any, in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms.

            "CLASS G-1 PRIMARY LIQUIDITY PROVIDER" means Helaba, together with any Replacement Primary Liquidity Provider which has issued a Replacement Primary Liquidity Facility to replace any Class G-1 Primary Liquidity Facility pursuant to Section 3.6(e).

            "CLASS G-1 TRUST" means (i) prior to the Transfer, the Continental Airlines Pass Through Trust 2002-1G-1-O created and administered pursuant to the Class G-1 Trust Agreement and (ii) after the Transfer, the Continental Airlines Pass Through Trust 2002-1G-1-S created and administered pursuant to the Class G-1 Trust Agreement.

            "CLASS G-1 TRUST AGREEMENT" means (i) prior to the Transfer, the Basic Agreement, as supplemented by the Supplement No. 2002-1G-1-O thereto dated as of the date hereof, governing the creation and administration of the Continental Airlines Pass Through Trust 2002-1G-1-O and the issuance of the Class G-1 Certificates, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, and (ii) after the Transfer, the Basic Agreement, as supplemented by the Supplement No. 2002-1G-1-S thereto, governing the creation and administration of the Continental Airlines Pass Through Trust 2002-1G-1-S and the issuance of the Class G-1 Certificates, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

            "CLASS G-1 TRUSTEE" means WTC, not in its individual capacity except as expressly set forth in the Class G-1 Trust Agreement, but solely as trustee under the Class G-1 Trust Agreement, together with any successor trustee appointed pursuant thereto.

            "CLASS G-2 CASH COLLATERAL ACCOUNT" means an Eligible Deposit Account in the name of the Subordination Agent maintained at an Eligible Institution, which shall be the Subordination Agent if it shall so qualify, into which all amounts drawn under the Class G-2 Primary Liquidity Facility pursuant to Section 3.6(c), 3.6(d) or 3.6(i) shall be deposited.

            "CLASS G-2 CERTIFICATEHOLDER" means, at any time, any holder of one or more Class G-2 Certificates.

            "CLASS G-2 CERTIFICATES" means the certificates issued by the Class G-2 Trust, substantially in the form of Exhibit A to the Class G-2 Trust Agreement, and authenticated by the Class G-2 Trustee, representing fractional undivided interests in the Class G-2 Trust, and any certificates issued in exchange therefor or replacement thereof pursuant to the terms of the Class G-2 Trust Agreement.

            "CLASS G-2 PRIMARY LIQUIDITY FACILITY" means, initially, the Revolving Credit Agreement dated as of the date hereof, between the Subordination Agent, as agent and trustee for the Class G-2 Trust, and the initial Class G-2 Primary Liquidity Provider, and from and after the replacement of such Revolving Credit Agreement pursuant hereto, the Replacement Primary Liquidity Facility therefor, if any, in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms.

            "CLASS G-2 PRIMARY LIQUIDITY PROVIDER" means Helaba, together with any Replacement Primary Liquidity Provider which has issued a Replacement Primary Liquidity Facility to replace any Class G-2 Primary Liquidity Facility pursuant to Section 3.6(e).

            "CLASS G-2 TRUST" means (i) prior to the Transfer, the Continental Airlines Pass Through Trust 2002-1G-2-O created and administered pursuant to the Class G-2 Trust Agreement and (ii) after the Transfer, the Continental Airlines Pass Through Trust 2002-1G-2-S created and administered pursuant to the Class G-2 Trust Agreement.

            "CLASS G-2 TRUST AGREEMENT" means (i) prior to the Transfer, the Basic Agreement, as supplemented by the Supplement No. 2002-1G-2-O thereto dated as of the date hereof, governing the creation and administration of the Continental Airlines Pass Through Trust 2002-1G-2-O and the issuance of the Class G-2 Certificates, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, and (ii) after the Transfer, the Basic Agreement, as supplemented by the Supplement No. 2002-1G-2-S thereto, governing the creation and administration of the Continental Airlines Pass Through Trust 2002-1G-2-S and the issuance of the Class G-2 Certificates, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

            "CLASS G-2 TRUSTEE" means WTC, not in its individual capacity except as expressly set forth in the Class G-2 Trust Agreement, but solely as trustee under the Class G-2 Trust Agreement, together with any successor trustee appointed pursuant thereto.

            "CLASS H CERTIFICATEHOLDER" means, at any time, any holder of one or more Class H Certificates.

            "CLASS H CERTIFICATES" means the certificates issued by the Class H Trust, substantially in the form of Exhibit A to the Class H Trust Agreement, and authenticated by the Class H Trustee, representing fractional undivided interests in the Class H Trust, and any certificates issued in exchange therefor or replacement thereof pursuant to the terms of the Class H Trust Agreement.

            "CLASS H TRUST" means (i) prior to the Transfer, the Continental Airlines Pass Through Trust 2002-1H-O created and administered pursuant to the Class H Trust Agreement and (ii) after the Transfer, the Continental Airlines Pass Through Trust 2002-1H-S created and administered pursuant to the Class H Trust Agreement.

            "CLASS H TRUST AGREEMENT" means (i) prior to the Transfer, the Basic Agreement, as supplemented by the Supplement No. 2002-1H-O thereto dated as of the date hereof, governing the creation and administration of the Continental Airlines Pass Through Trust 2002-1H-O and the issuance of the Class H Certificates, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, and (ii) after the Transfer, the Basic Agreement, as supplemented by the Supplement No. 2002-1H-S thereto, governing the creation and administration of the Continental Airlines Pass Through Trust 2002-1H-S and the issuance of the Class H Certificates, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

            "CLASS H TRUSTEE" means WTC, not in its individual capacity except as expressly set forth in the Class H Trust Agreement, but solely as trustee under the Class H Trust Agreement, together with any successor trustee appointed pursuant thereto.

            "CLASS I CERTIFICATEHOLDER" means, at any time, any holder of one or more Class I Certificates.

            "CLASS I CERTIFICATES" means the certificates issued by the Class I Trust, substantially in the form of Exhibit A to the Class I Trust Agreement, and authenticated by the Class I Trustee, representing fractional undivided interests in the Class I Trust, and any certificates issued in exchange therefor or replacement thereof pursuant to the terms of the Class I Trust Agreement.

            "CLASS I TRUST" means (i) prior to the Transfer, the Continental Airlines Pass Through Trust 2002-1I-O created and administered pursuant to the Class I Trust Agreement and (ii) after the Transfer, the Continental Airlines Pass Through Trust 2002-1I-S created and administered pursuant to the Class I Trust Agreement.

            "CLASS I TRUST AGREEMENT" means (i) prior to the Transfer, the Basic Agreement, as supplemented by the Supplement No. 2002-1I-O thereto dated as of the date hereof, governing the creation and administration of the Continental Airlines Pass Through Trust 2002-1I-O and the issuance of the Class I Certificates, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, and (ii) after the Transfer, the Basic Agreement, as supplemented by the Supplement No. 2002-1I-S thereto, governing the creation and administration of the Continental Airlines Pass Through Trust 2002-1I-S and the issuance of the Class I Certificates, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

            "CLASS I TRUSTEE" means WTC, not in its individual capacity except as expressly set forth in the Class I Trust Agreement, but solely as trustee under the Class I Trust Agreement, together with any successor trustee appointed pursuant thereto.

            "CLASS J CERTIFICATEHOLDERS" has the meaning specified in Section 9.1(d).

            "CLASS J CERTIFICATES" has the meaning specified in Section 9.1(d).

            "CLASS J TRUST" has the meaning specified in Section 9.1(d).

            "CLASS J TRUST AGREEMENT" has the meaning specified in Section
9.1(d).

            "CLASS J TRUSTEE" has the meaning specified in Section 9.1(d).

            "CLOSING DATE" means March 25, 2002.

            "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated thereunder.

            "COLLATERAL" has the meaning specified in the Indentures.

            "COLLECTION ACCOUNT" means the Eligible Deposit Account established by the Subordination Agent pursuant to Section 2.2(a)(i) which the Subordination Agent shall make deposits in and withdrawals from in accordance with this Agreement.

            "CONSENT PERIOD" has the meaning specified in Section 3.6(d).

            "CONTINENTAL" means Continental Airlines, Inc., a Delaware corporation, and its successors and assigns.

            "CONTINENTAL BANKRUPTCY EVENT" means the occurrence and continuation of any of the following:

            (a) Continental shall consent to the appointment of or the taking of possession by a receiver, trustee or liquidator of itself or of a substantial part of its property, or Continental shall admit in writing its inability to pay its debts generally as they come due, or does not pay its debts generally as they become due or shall make a general assignment for the benefit of creditors, or Continental shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization, liquidation or other relief in a case under any bankruptcy laws or other insolvency laws (as in effect at such time) or an answer admitting the material allegations of a petition filed against Continental in any such case, or Continental shall seek relief by voluntary petition, answer or consent, under the provisions of any other bankruptcy or other similar law providing for the reorganization or winding-up of corporations (as in effect at such time) or Continental shall seek an agreement, composition, extension or adjustment with its creditors under such laws, or Continental's board of directors shall adopt a resolution authorizing corporate action in furtherance of any of the foregoing; or

            (b) an order, judgment or decree shall be entered by any court of competent jurisdiction appointing, without the consent of Continental, a receiver, trustee or liquidator of Continental or of any substantial part of its property, or any substantial part of the property of Continental shall be sequestered, or granting any other relief in respect of Continental as a debtor under any bankruptcy laws or other insolvency laws (as in effect at such time), and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed and unvacated for a period of 60 days after the date of entry thereof; or

            (c) a petition against Continental in a case under any bankruptcy laws or other insolvency laws (as in effect at such time) is filed and not withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to Continental, any court of competent jurisdiction assumes jurisdiction, custody or control of Continental or of any substantial part of its property and such jurisdiction, custody or control remains in force unrelinquished, unstayed and unterminated for a period of 60 days.

            "CONTINENTAL PROVISIONS" has the meaning specified in Section
9.1(a).

            "CONTROLLING PARTY" means the Person entitled to act as such pursuant to the terms of Section 2.6.

            "CORPORATE TRUST OFFICE" means, with respect to any Trustee, the Subordination Agent or any Loan Trustee, the office of such Person in the city at which, at any particular time, its corporate trust business shall be principally administered.

            "CURRENT DISTRIBUTION DATE" means a Distribution Date specified as a reference date for calculating the Expected Distributions or the Adjusted Expected Distributions with respect to the Certificates of any Trust as of such Distribution Date.

            "CURRENT POOL BALANCE" means the amount described in clause (B)(i) of the definition of "Adjusted Expected Distributions".

            "DEFICIENCY AMOUNT" has the meaning specified in Section 3.6(a).

            "DELIVERY PERIOD EXPIRY DATE" means the earlier of (a) August 31, 2002, or, if the Equipment Notes relating to all the New Aircraft (or Substitute Aircraft in lieu thereof) have not been purchased by the Trusts on or prior to such date due to any reason beyond the control of Continental and not occasioned by Continental's fault or negligence, November 30, 2002 (PROVIDED that, if a labor strike occurs at The Boeing Company on or prior to either or both of such dates referred to in this clause (a), such date or dates on or following the commencement of such strike shall be extended by adding thereto the number of days that such strike continued in effect) and (b) the date on which Equipment Notes with respect to all New Aircraft (or Substitute Aircraft in lieu thereof) have been purchased by the Trusts in accordance with the Note Purchase Agreement.

            "DEPOSIT AGREEMENT" shall mean, with respect to the Class G-1 Certificates or the Class G-2 Certificates, the Deposit Agreement pertaining to such Class dated as of the date hereof between the Escrow Agent, and the Depositary, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

            "DEPOSITARY" means Credit Suisse First Boston, New York branch, as depositary under each Deposit Agreement.

            "DEPOSITS" with respect to the Class G-1 Certificates or Class G-2 Certificates, shall have the meaning set forth in the Deposit Agreement pertaining to such Class.

            "DESIGNATED REPRESENTATIVES" means the Subordination Agent Representatives, the Trustee Representatives and the Provider Representatives identified under Section 2.5.

            "DISPOSITION" has the meaning specified in Section 3.7(b).

            "DISTRIBUTION DATE" means a Regular Distribution Date or a Special Distribution Date.

            "DOLLARS" or "$" means United States dollars.

            "DOWNGRADE DRAWING" has the meaning specified in Section 3.6(c).

            "DOWNGRADE EVENT" with respect to any Primary Liquidity Facility, has the meaning assigned to such term in such Primary Liquidity Facility.

            "DOWNGRADED FACILITY" has the meaning specified in Section 3.6(c).

            "DRAWING" means an Interest Drawing, a Final Drawing, a Non-Extension Drawing or a Downgrade Drawing, as the case may be.

            "ELECTION DISTRIBUTION DATE" has the meaning specified in Section 3.7(c).

            "ELECTION INTEREST PAYMENT" has the meaning specified in Section 3.7(c).

            "ELIGIBLE DEPOSIT ACCOUNT" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any U.S. branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution has a long-term unsecured debt rating or issuer credit rating, as the case may be, from each Rating Agency of at least A-3 or its equivalent. An Eligible Deposit Account may be maintained with a Primary Liquidity Provider so long as such Primary Liquidity Provider is an Eligible Institution; PROVIDED that such Primary Liquidity Provider shall have waived all rights of set-off and counterclaim with respect to such account.

            "ELIGIBLE INSTITUTION" means (a) the corporate trust department of the Subordination Agent or any Trustee, as applicable, or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any U.S. branch of a foreign bank), which has a long-term unsecured debt rating or issuer credit rating, as the case may be, from each Rating Agency of at least A-3 or its equivalent.

            "ELIGIBLE INVESTMENTS" means (a) investments in obligations of, or guaranteed by, the United States Government having maturities no later than 90 days following the date of such investment, (b) investments in open market commercial paper of any corporation incorporated under the laws of the United States of America or any state thereof with a short-term unsecured debt rating issued by Moody's of at least P-1 and a short-term issuer credit rating issued by Standard & Poor's of at least A-1 having maturities no later than 90 days following the date of such investment or (c) investments in negotiable certificates of deposit, time deposits, banker's acceptances, commercial paper or other direct obligations of, or obligations guaranteed by, commercial banks organized under the laws of the United States or of any political subdivision thereof (or any U.S. branch of a foreign bank) with a short-term unsecured debt rating by Moody's of at least P-1 and a short-term issuer credit rating by Standard & Poor's of at least A-1, having maturities no later than 90 days following the date of such investment; PROVIDED, HOWEVER, that (x) all Eligible Investments that are bank obligations shall be denominated in U.S. dollars; and
(y) the aggregate amount of Eligible Investments at any one time that are bank obligations issued by any one bank shall not be in excess of 5% of such bank's capital surplus; PROVIDED FURTHER that any investment of the types described in clauses (a), (b) and (c) above may be made through a repurchase agreement in commercially reasonable form with a bank or other financial institution qualifying as an Eligible Institution so long as such investment is held by a third party custodian also qualifying as an Eligible Institution; PROVIDED FURTHER, HOWEVER, that in the case of any Eligible Investment issued by a domestic branch of a foreign bank, the income from such investment shall be from sources within the United States for purposes of the Code. Notwithstanding the foregoing, no investment of the types described in clause (b) above which is issued or guaranteed by Continental or any of its Affiliates, and no investment in the obligations of any one bank in excess of $10,000,000, shall be an Eligible Investment unless written approval has been obtained from the Policy Provider and a Ratings Confirmation shall have been received with respect to the making of such investment.

            "EQUIPMENT NOTES" means, at any time, the Series G-1 Equipment Notes, the Series G-2 Equipment Notes, the Series H Equipment Notes and the Series I Equipment Notes, collectively, and in each case, any Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of the Indentures.

            "ESCROW AGENT" means Wells Fargo Bank Northwest, National Association, as escrow agent under each Escrow and Paying Agent Agreement, together with its successors in such capacity.

            "ESCROW AND PAYING AGENT AGREEMENT" shall mean, with respect to the Class G-1 Certificates or the Class G-2 Certificates, the Escrow and Paying Agent Agreement pertaining to such Class dated as of the date hereof between the Escrow Agent, the Underwriters, the Trustee for such Class and the Paying Agent, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

            "ESCROW RECEIPTS" has the meaning assigned to such term in the Escrow and Paying Agent Agreement for the Class G-1 Trust or Class G-2 Trust, as applicable.

            "EXCESS INTEREST POLICY DRAWING" has the meaning assigned to such term in Section 3.7(c).

            "EXCESS REIMBURSEMENT OBLIGATIONS" means (a) in the event of any Policy Provider Election under either Policy, the portion of the Policy Provider Obligations that represents, when added to that portion of any Liquidity Obligations that represents, interest on the Series G-1 Equipment Note or Series G-2 Equipment Note, as the case may be, in respect of which the Policy Provider Election has been made in excess of 24 months of interest at the interest rate applicable to such Equipment Note and (b) any interest on the Liquidity Obligations in respect of the Class G-1 Primary Liquidity Facility and Class G-2 Primary Liquidity Facility, as the case may be, paid by the Policy Provider to the applicable Primary Liquidity Provider from and after the end of the 24-month period referred to in Section 3.7(c) hereof.

            "EXPECTED DISTRIBUTIONS" means, with respect to the Certificates of any Trust on any Current Distribution Date, the sum of (x) accrued and unpaid interest on the outstanding Pool Balance of such Certificates (less the amount of interest, if any, payable with respect to the Deposits related to such Trust) and (y) the difference between (A) the Pool Balance of such Certificates as of the immediately preceding Distribution Date (or, if the Current Distribution Date is the first Distribution Date, the Pool Balance as of the Closing Date) (plus, in the case of the Class H Trust and the Class I Trust, the original aggregate principal amount of any Equipment Notes purchased by such Trust after the immediately preceding Distribution Date (or, if the Current Distribution Date is the first Distribution Date, the Closing Date) and prior to or on the Current Distribution Date) and (B) the Pool Balance of such Certificates as of the Current Distribution Date calculated on the basis that (i) the principal of the Equipment Notes held in such Trust has been paid when due (whether at stated maturity, upon redemption, prepayment, purchase, Acceleration or otherwise) and such payments have been distributed to the holders of such Certificates and (ii) the principal of any Equipment Notes formerly held in such Trust that have been sold pursuant to the terms hereof has been paid in full and such payments have been distributed to the holders of such Certificates, but without giving effect to any reduction in the Pool Balance as a result of any distribution attributable to Deposits occurring after the immediately preceding Distribution Date (or, if the Current Distribution Date is the first Distribution Date, occurring after the initial issuance of the Certificates of such Trust). For purposes of calculating Expected Distributions with respect to the Certificates of any Trust, any Premium paid on the Equipment Notes held in such Trust which has not been distributed to the Certificateholders of such Trust (other than such Premium or a portion thereof applied to the payment of interest on the Certificates of such Trust or the reduction of the Pool Balance of such Trust) shall be added to the amount of such Expected Distributions.

            "EXPIRY DATE" with respect to any Primary Liquidity Facility, shall have the meaning set forth in such Primary Liquidity Facility.

            "FACILITY OFFICE" means, with respect to any Primary Liquidity Facility, the office of the Primary Liquidity Provider thereunder, presently located at Frankfurt, Germany, or such other office as such Primary Liquidity Provider from time to time shall notify the applicable Trustee as its "Facility Office" under any such Primary Liquidity Facility; PROVIDED that such Primary Liquidity Provider shall not change its Facility Office to another Facility Office outside the United States of America except in accordance with Section 3.01, 3.02 or 3.03 of any such Primary Liquidity Facility.

            "FEE LETTERS" means, collectively, (i) the Fee Letter dated as of the date hereof between Helaba and the Subordination Agent with respect to the initial Primary Liquidity Facilities and (ii) any fee letter entered into between the Subordination Agent and any Replacement Primary Liquidity Provider in respect of such Primary Liquidity Facilities.

            "FINAL DISTRIBUTIONS" means, with respect to the Certificates of any Trust on any Distribution Date, the sum of (x) the aggregate amount of all accrued and unpaid interest on such Certificates (excluding interest, if any, payable with respect to the Deposits relating to such Trust) and (y) the Pool Balance of such Certificates as of the immediately preceding Distribution Date (less the amount of the Deposits for such Class of Certificates as of such preceding Distribution Date other than any portion of such Deposits thereafter used to acquire Equipment Notes pursuant to the Note Purchase Agreement). For purposes of calculating Final Distributions with respect to the Certificates of any Trust, any Premium paid on the Equipment Notes held in such Trust which has not been distributed to the Certificateholders of such Trust (other than such Premium or a portion thereof applied to the payment of interest on the Certificates of such Trust or the reduction of the Pool Balance of such Trust) shall be added to the amount of such Final Distributions.

            "FINAL DRAWING" has the meaning assigned to such term in Section 3.6(i).

            "FINAL LEGAL DISTRIBUTION DATE" means (i) with respect to the Class G-1 Certificates, February 15, 2013, (ii) with respect to the Class G-2 Certificates, August 15, 2013, (iii) with respect to the Class H Certificates, February 15, 2007 and (iv) with respect to the Class I Certificates, August 15, 2003.

            "FINANCING AGREEMENT" means each of the Participation Agreements and the Note Purchase Agreement.

            "HELABA" has the meaning assigned to such term in the recital of parties to this Agreement.

            "INDENTURE" means each of the Trust Indentures entered into by the Loan Trustee and Continental, pursuant to the Note Purchase Agreement, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

            "INDENTURE DEFAULT" means, with respect to any Indenture, any Event of Default (as such term is defined in such Indenture) thereunder.

            "INTEREST DRAWING" has the meaning specified in Section 3.6(a).

            "INTEREST PAYMENT DATE" means, with respect to any Primary Liquidity Facility, each date on which interest is due and payable under such Primary Liquidity Facility on a Downgrade Drawing, Non-Extension Drawing or Final Drawing thereunder, other than any such date on which interest is due and payable under such Primary Liquidity Facility only on an Applied Provider Advance (as such term is defined in such Primary Liquidity Facility).

            "INTEREST PERIOD" has the meaning specified in the Indentures.

            "INVESTMENT EARNINGS" means investment earnings on funds on deposit in the Trust Accounts net of losses and investment expenses of the Subordination Agent in making such investments.

            "LIBOR" has the meaning specified in the Reference Agency Agreement.

            "LAST PAYMENT DATE" has the meaning specified in Section 3.7(c).

            "LIEN" means any mortgage, pledge, lien, charge, claim, disposition of title, encumbrance, lease, sublease, sub-sublease or security interest of any kind, including, without limitation, any thereof arising under any conditional sales or other title retention agreement.

            "LIQUIDITY EVENT OF DEFAULT" with respect to any Primary Liquidity Facility, has the meaning assigned to such term in such Primary Liquidity Facility.

            "LIQUIDITY EXPENSES" means, with respect to the Primary Liquidity Facilities, all Liquidity Obligations other than (i) the principal amount of any Drawings under the Primary Liquidity Facilities and (ii) any interest accrued on any Liquidity Obligations.

            "LIQUIDITY FACILITY" means, at any time, any Primary Liquidity Facility or the Class G-1 Above-Cap Liquidity Facility, as applicable.

            "LIQUIDITY OBLIGATIONS" means, with respect to the Primary Liquidity Facilities, all principal, interest, fees and other amounts owing to the Primary Liquidity Providers under the Primary Liquidity Facilities, Section 8.1 of the Participation Agreements or the Fee Letters.

            "LIQUIDITY PROVIDER" means, at any time, any Primary Liquidity Provider or the Class G-1 Above-Cap Liquidity Provider, as applicable.

            "LOAN TRUSTEE" means, with respect to any Indenture, the mortgagee thereunder.

            "LTV APPRAISALS" has the meaning specified in Section 4.1(a).

            "LTV COLLATERAL AMOUNT" of any Aircraft for any Class of Certificates means, as of any Distribution Date, the lesser of (i) the LTV Ratio for such Class of Certificates multiplied by the Appraised Current Market Value of such Aircraft (or with respect to any such Aircraft which has suffered an Event of Loss under and as defined in the relevant Indenture, the amount of the insurance proceeds paid to the related Loan Trustee in respect thereof to the extent then held by such Loan Trustee (and/or on deposit in the Special Payments Account) or payable to such Loan Trustee in respect thereof) and (ii) the outstanding principal amount of the Equipment Notes secured by such Aircraft after giving effect to any principal payments of such Equipment Notes on or before such Distribution Date.

            "LTV RATIO" means for each Class of Certificates as of any Distribution Date, the percentages set forth in the following table:

      Class G-1        Class G-2          Class H            Class I
    Certificates      Certificates      Certificates      Certificates
    ------------      ------------      ------------      ------------
        52.6%            52.6%             75.9%              82.5%



            "MINIMUM SALE PRICE" means, with respect to any Aircraft or the Equipment Notes issued in respect of such Aircraft, at any time, the lesser of
(a) 75% of the Appraised Current Market Value of such Aircraft and (b) the aggregate outstanding principal amount of such Equipment Notes, plus accrued and unpaid interest thereon.

            "MLCS" has the meaning assigned to such term in the recital of parties to this Agreement.

            "MOODY'S" means Moody's Investors Service, Inc.

            "NEW AIRCRAFT" shall have the meaning set forth in the Note Purchase Agreement.

            "NON-CONTROLLING PARTY" means, at any time, any Trustee, Liquidity Provider or Policy Provider which is not the Controlling Party at such time.

            "NON-EXTENDED FACILITY" has the meaning specified in Section 3.6(d).

            "NON-EXTENSION DRAWING" has the meaning specified in Section 3.6(d).

            "NON-PERFORMING EQUIPMENT NOTE" means an Equipment Note issued pursuant to an Indenture that is not a Performing Equipment Note.

            "NOTE PURCHASE AGREEMENT" means the Note Purchase Agreement, dated as of the date hereof, among Continental, each Trustee, the Escrow Agent, the Subordination Agent and the Paying Agent, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

            "NOTICE OF AVOIDED PAYMENT" has the meaning assigned to such term in the applicable Policy.

            "NOTICE FOR PAYMENT" means a Notice of Nonpayment as such term is defined in the applicable Policy.

            "OFFICER'S CERTIFICATE" of any Person means a certification signed by a Responsible Officer of such Person.

            "OPERATIVE AGREEMENTS" means this Agreement, the Liquidity Facilities, the Policies, the Policy Provider Agreement, the Policy Fee Letter, the Indentures, the Trust Agreements, the Underwriting Agreement, the Financing Agreements, the Fee Letters, the Reference Agency Agreement, the Equipment Notes and the Certificates, together with all exhibits and schedules included with any of the foregoing.

            "ORDER" has the meaning assigned to such term in the applicable Policy.

            "OUTSTANDING" means, when used with respect to each Class of Certificates, as of the date of determination, all Certificates of such Class theretofore authenticated and delivered under the related Trust Agreement, except:

            (i) Certificates of such Class theretofore canceled by the Registrar (as defined in such Trust Agreement) or delivered to the Trustee thereunder or such Registrar for cancellation;

            (ii) Certificates of such Class for which money in the full amount required to make the final distribution with respect to such Certificates pursuant to Section 11.01 of such Trust Agreement has been theretofore deposited with the related Trustee in trust for the holders of such Certificates as provided in Section 4.01 of such Trust Agreement pending distribution of such money to such Certificateholders pursuant to such final distribution payment; and

            (iii) Certificates of such Class in exchange for or in lieu of which other Certificates have been authenticated and delivered pursuant to such Trust Agreement;

PROVIDED, HOWEVER, that in determining whether the holders of the requisite Outstanding amount of such Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, any Certificates owned by Continental or any of its Affiliates shall be disregarded and deemed not to be Outstanding, except that, in determining whether such Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that such Trustee knows to be so owned shall be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the applicable Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not Continental or any of its Affiliates.

            "OVERDUE SCHEDULED PAYMENT" means any Scheduled Payment which is not in fact received by the Subordination Agent within five days after the Scheduled Payment Date relating thereto.

            "PARTICIPATION AGREEMENT" means, with respect to each Indenture, the "Participation Agreement" referred to therein.

            "PAYEE" has the meaning specified in Section 2.4(e).

            "PAYING AGENT" means Wilmington Trust Company, as paying agent under each Escrow and Paying Agent Agreement, together with its successors in such capacity.

            "PAYING AGENT ACCOUNT" has the meaning assigned to such term in the Escrow and Paying Agent Agreements.

            "PERFORMING EQUIPMENT NOTE" means an Equipment Note with respect to which no payment default has occurred and is continuing (without giving effect to any Acceleration); PROVIDED that in the event of a bankruptcy proceeding under Title 11 of the United States Code (the "BANKRUPTCY CODE") in which Continental is a debtor any payment default existing during the 60-day period under Section 1110(a)(2)(A) of the Bankruptcy Code (or such longer period as may apply under Section 1110(b) of the Bankruptcy Code or as may apply for the cure of such payment default under Section 1110(a)(2)(B) of the Bankruptcy Code) shall not be taken into consideration until the expiration of the applicable period.

            "PERFORMING NOTE DEFICIENCY" means any time that less than 65% of the then aggregate outstanding principal amount of all Equipment Notes (other than any "Series J Equipment Notes" under and as defined in any Indenture) are Performing Equipment Notes.

            "PERSON" means any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, trustee, unincorporated organization or government or any agency or political subdivision thereof.

            "POLICY" means (i) with respect to the Class G-1 Certificates, Ambac Certificate Guarantee Insurance Policy No. AB0542BE, and (ii) with respect to the Class G-2 Certificates, Ambac Certificate Guarantee Insurance Policy No. AB0543BE, in each case, together with the Certificate Guaranty Insurance Policy Endorsement attached thereto, issued as of the Closing Date, as amended, supplemented or otherwise modified from time to time in accordance with their respective terms.

            "POLICY ACCOUNTS" means the Eligible Deposit Accounts established by the Subordination Agent pursuant to Section 2.2(a)(iii) which the Subordination Agent shall make deposits in and withdrawals from in accordance with this Agreement.

            "POLICY DRAWING" means, with respect to either Policy, any payment of a claim under such Policy.

            "POLICY EXPENSES" means all amounts (including amounts in respect of premiums, fees, expenses or indemnities) due to the Policy Provider under the Policy Provider Agreement or the Financing Agreements other than (i) the amount of any Excess Reimbursement Obligations, (ii) any Policy Drawing, (iii) any interest accrued on any Policy Provider Obligations, (iv) any amount payable to the Policy Provider as determined pursuant to the paragraph captioned "Prepayment of Equipment Notes Related to an Event of Default" contained in the Policy Fee Letter, and (v) reimbursement of and interest on the Liquidity Obligations in respect of the Primary Liquidity Facility paid by the Policy Provider to any Primary Liquidity Provider; provided that if, at the time of determination, a Policy Provider Default exists, Policy Expenses shall not include any indemnity payments owed to the Policy Provider.

            "POLICY FEE LETTER" means the fee letter, dated as of the date hereof, from the Policy Provider to Continental and acknowledged by the Subordination Agent, setting forth the fees and premiums payable with respect to the Policies.

            "POLICY PROVIDER" means Ambac Assurance Corporation, a Wisconsin domiciled stock insurance company, and its successors and permitted assigns.

            "POLICY PROVIDER AGREEMENT" means the Insurance and Indemnity Agreement dated as of the date hereof among the Subordination Agent, as agent and trustee for the Class G-1 Trustee and Class G-2 Trustee, Continental and the Policy Provider, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

            "POLICY PROVIDER DEFAULT" shall mean the occurrence of any of the following events: (a) the Policy Provider fails to make a payment required under either Policy in accordance with its terms and such failure remains unremedied for 2 Business Days following the delivery of Written Notice of such failure to the Policy Provider or (b) the Policy Provider (i) files any petition or commences any case or proceeding under any provisions of any federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) makes a general assignment for the benefit of its creditors or (iii) has an order for relief entered against it under any federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization that is final and nonappealable, or (c) a court of competent jurisdiction, the Wisconsin Department of Insurance or another competent regulatory authority enters a final and nonappealable order, judgment or decree
(i) appointing a custodian, trustee, agent or receiver for the Policy Provider or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Policy Provider (or taking of possession of all or any material portion of the Policy Provider's property).

            "POLICY PROVIDER ELECTION" has the meaning specified in Section 3.7(c).

            "POLICY PROVIDER INTEREST OBLIGATIONS" means any interest on any Policy Drawing made to cover any shortfall attributable to any failure of the Class G-1 Primary Liquidity Provider or Class G-2 Primary Liquidity Provider to honor any Interest Drawing in accordance with Section 2.02(e) of the Class G-1 Primary Liquidity Facility or the Class G-2 Primary Liquidity Facility, as the case may be, in an amount equal to the amount of interest that would have accrued on such Interest Drawing if such Interest Drawing had been made in accordance with Section 2.02(e) of the Class G-1 Primary Liquidity Facility or Class G-2 Primary Liquidity Facility, as the case may be, at the interest rate applicable to such Interest Drawing until such Policy Drawing has been repaid in full.

            "POLICY PROVIDER OBLIGATIONS" means all reimbursement and other amounts, including, without limitation, fees and indemnities (to the extent not included in Policy Expenses), due to the Policy Provider under the Policy Provider Agreement but shall not include any interest on Policy Drawings other than Policy Provider Interest Obligations.

            "POOL BALANCE" means, with respect to each Trust or the Certificates issued by any Trust, as of any date, (i) the original aggregate face amount of the Certificates of such Trust (or, in the case of the Class H Trust and the Class I Trust, the original aggregate principal amount of the Equipment Notes purchased by such Trust on or prior to such date) LESS (ii) the aggregate amount of all payments made as of such date in respect of the Certificates of such Trust or in respect of Deposits relating to such Trust other than payments made in respect of interest or Premium thereon or Deposit Break Amount (as defined in the Note Purchase Agreement) or Deposit Make-Whole Premium (as defined in the Note Purchase Agreement) or reimbursement of any costs and expenses in connection therewith. The Pool Balance for each Trust or for the Certificates issued by any Trust as of any date shall be computed after giving effect to any special distribution with respect to unused Deposits, payment of principal of the Equipment Notes, payments under the applicable Policy, if any, for such Trust (other than in respect of interest on the Certificates) or payment with respect to other Trust Property held in such Trust and the distribution thereof to be made on that date.

            "PRIMARY LIQUIDITY FACILITY" means the Class G-1 Primary Liquidity Facility or the Class G-2 Primary Liquidity Facility, as applicable.

            "PRIMARY LIQUIDITY PROVIDER" means the Class G-1 Primary Liquidity Provider or the Class G-2 Primary Liquidity Provider, as applicable.

            "PREFERENCE AMOUNT" has the meaning assigned to such term in the applicable Policy.

            "PREMIUM" means any "Make-Whole Amount" or any "Break Amount", as such terms are defined in any Indenture.

            "PRIOR FUNDS" means, with respect to the Class G-1 Certificates or the Class G-2 Certificates on any Distribution Date, any amounts received by the Escrow Agent in the Paying Agent Account for such Class in respect of accrued interest on the Deposits for such Class on such Distribution Date, any Drawing paid under the Primary Liquidity Facility for such Class in respect of interest due on the Certificates of such Class on such Distribution Date and any funds withdrawn from the Cash Collateral Account related to the Primary Liquidity Facility for such Class or, in the case of the Class G-1 Certificates, from the Class G-1 Above-Cap Account on such Distribution Date in respect of such interest.

            "PROCEEDING" means any suit in equity, action at law or other judicial or administrative proceeding.

            "PROVIDER INCUMBENCY CERTIFICATE" has the meaning specified in
Section 2.5(c).

            "PROVIDER REPRESENTATIVES" has the meaning specified in Section 2.5(c).

            "PTC EVENT OF DEFAULT" means, with respect to each Trust Agreement, the failure to pay within 10 Business Days of the due date thereof: (i) the outstanding Pool Balance of the applicable Class of Certificates on the Final Legal Distribution Date for such Class (unless, in the case of the Class G-1 Trust Agreement or the Class G-2 Trust Agreement, the Subordination Agent shall have made a drawing under the Policy for such Class with respect thereto in an amount sufficient to pay such outstanding Pool Balance and shall have distributed such amount to the Trustee entitled thereto) or (ii) interest due on such Certificates on any Distribution Date (unless, in the case of the Class G-1 Trust Agreement or the Class G-2 Trust Agreement, the Subordination Agent shall have made an Interest Drawing, a withdrawal from the Cash Collateral Account relating to a Primary Liquidity Facility, a withdrawal from the Class G-1 Above-Cap Account or a drawing under the Policy for such Class, with respect thereto in an aggregate amount sufficient to pay such interest and shall have distributed such amount to the Trustee entitled thereto).

            "RATING AGENCIES" means, collectively, at any time, each nationally recognized rating agency which shall have been requested to rate the Certificates and which shall then be rating the Certificates. The initial Rating Agencies will be Moody's and Standard & Poor's.

            "RATINGS CONFIRMATION" means, with respect to any action proposed to be taken, a written confirmation from each of the Rating Agencies that such action would not result in (i) a reduction of the rating for any Class of Certificates below the then current rating for such Class of Certificates (such ratings as determined without regard to the Policy in respect of the Class G-1 Certificates or Class G-2 Certificates) or (ii) a withdrawal or suspension of the rating of any Class of Certificates.

            "REFERENCE AGENCY AGREEMENT" means the Reference Agency Agreement, dated as of the date hereof, among Continental, WTC, as the reference agent thereunder, the Subordination Agent, the Loan Trustee and the Escrow Agent.

            "REGULAR DISTRIBUTION DATES" means each February 15, May 15, August 15 and November 15, commencing on May 15, 2002; PROVIDED, HOWEVER, that, if any such day shall not be a Business Day, the related distribution shall be made on the next succeeding Business Day (x) in the case of the Class G-1 Certificates and Class H Certificates, with additional interest for such additional period, and (y) in the case of the Class G-2 Certificates and Class I Certificates, without additional interest.

            "RE-ISSUED CLASS H CERTIFICATEHOLDERS" has the meaning specified in
Section 9.1(c).

            "RE-ISSUED CLASS H CERTIFICATES" has the meaning specified in
Section 9.1(c).

            "RE-ISSUED CLASS H TRUST AGREEMENT" has the meaning specified in
Section 9.1(c).

            "RE-ISSUED CLASS H TRUST" has the meaning specified in Section
9.1(c).

            "RE-ISSUED CLASS H TRUSTEE" has the meaning specified in Section 9.1(c).

            "REPLACEMENT ABOVE-CAP LIQUIDITY FACILITY" means an irrevocable interest rate cap agreement (or agreements) for the same term as the Class G-1 Above-Cap Liquidity Facility being replaced, in substantially the form of the Class G-1 Above-Cap Liquidity Facility being replaced or in such other form (which may include a letter of credit) as shall permit the Rating Agencies to confirm in writing their respective ratings then in effect for the related Certificates (before the downgrading of such ratings, if any, as a result of the downgrading of the Class G-1 Above-Cap Liquidity Provider and without regard to the Policy in respect of the Class G-1 Certificates or the Class G-2 Certificates), and be consented to by the Policy Provider, which consent shall not be unreasonably withheld or delayed, issued by a Person (or Person(s)) having a short-term unsecured debt rating issued by Moody's and a short-term issuer credit rating issued by Standard & Poor's that are equal to or higher than the applicable Threshold Rating.

            "REPLACEMENT ABOVE-CAP LIQUIDITY PROVIDER" means a Person (or Persons) who issues a Replacement Above-Cap Liquidity Facility.

            "REPLACEMENT PRIMARY LIQUIDITY FACILITY" means, for any Primary Liquidity Facility, an irrevocable revolving credit agreement (or agreements) in substantially the form of the replaced Primary Liquidity Facility, including reinstatement provisions, or in such other form (which may include a letter of credit) as shall permit the Rating Agencies to confirm in writing their respective ratings then in effect for the related Certificates (before downgrading of such ratings, if any, as a result of the downgrading of the applicable Primary Liquidity Provider), and be consented to by the Policy Provider, which consent shall not be unreasonably withheld or delayed, in a face amount (or in an aggregate face amount) equal to the amount of interest payable on the Certificates of such Trust (at the Stated Interest Rate for such Trust, and without regard to expected future principal payments) on the six Regular Distribution Dates following the date of replacement of such Primary Liquidity Facility and issued by a Person (or Persons) having unsecured short-term debt rating or issuer credit rating, as the case may be, issued by both Rating Agencies which are equal to or higher than the Threshold Rating. Without limitation of the form that a Replacement Primary Liquidity Facility otherwise may have pursuant to the preceding sentence, a Replacement Primary Liquidity Facility for any Class of Certificates may have a stated expiration date earlier than 15 days after the Final Legal Distribution Date of such Class of Certificates so long as such Replacement Primary Liquidity Facility provides for a Non-Extension Drawing as contemplated by Section 3.6(d) hereof.

            "REPLACEMENT PRIMARY LIQUIDITY PROVIDER" means a Person (or Persons) who issues a Replacement Primary Liquidity Facility.

            "REQUIRED AMOUNT" means (i) with respect to the Class G-1 Primary Liquidity Facility or the Class G-1 Cash Collateral Account, for any day, the sum of the aggregate amount of interest, calculated at the rate per annum equal to the applicable Capped Interest Rate, that would be payable on such Class of Certificates on each of the six successive Regular Distribution Dates immediately following such day or, if such day is a Regular Distribution Date, on such day and the succeeding five Regular Distribution Dates, in each case calculated on the basis of the Pool Balance of such Class of Certificates on such date and without regard to expected future payments of principal on such Class of Certificates; and (ii) with respect to the Class G-2 Primary Liquidity Facility or the Class G-2 Cash Collateral Account, for any day, the sum of the aggregate amount of interest, calculated at the rate per annum equal to the

Stated Interest Rate for the related Class of Certificates, that would be payable on such Class of Certificates on each of the six successive Regular Distribution Dates immediately following such day or, if such day is a Regular Distribution Date, on such day and the succeeding five Regular Distribution Dates, in each case calculated on the basis of the Pool Balance of such Class of Certificates on such date and without regard to expected future payments of principal on such Class of Certificates. The Pool Balance for purposes of the definition of Required Amount with respect to (i) the Class G-1 Primary Liquidity Facility shall, in the event of any Policy Provider Election, be deemed to be reduced by the amount by which (a) the then outstanding principal balance of each Series G-1 Equipment Note in respect of which such Policy Provider Election has been made shall exceed (b) the amount of any Policy Drawings previously paid by the Policy Provider in respect of principal on such Series G-1 Equipment Note and (ii) the Class G-2 Primary Liquidity Facility shall, in the event of any Policy Provider Election, be deemed to be reduced by the amount by which (a) the then outstanding principal balance of each Series G-2 Equipment Note in respect of which such Policy Provider Election has been made shall exceed (b) the amount of any Policy Drawings previously paid by the Policy Provider in respect of principal on such Series G-2 Equipment Note.

            "RESPONSIBLE OFFICER" means (i) with respect to the Subordination Agent and each of the Trustees, any officer in the corporate trust administration department of the Subordination Agent or such Trustee or any other officer customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject, (ii) with respect to each Liquidity Provider, any authorized officer of such Liquidity Provider, and (iii) with respect to the Policy Provider, any authorized officer of the Policy Provider.

            "SCHEDULED PAYMENT" means, with respect to any Equipment Note, (i) any payment of principal or interest on such Equipment Note (other than an Overdue Scheduled Payment) due from the obligor thereon, which payment represents the installment of principal at the stated maturity of such installment of principal on such Equipment Note, the payment of regularly scheduled interest accrued on the unpaid principal amount of such Equipment Note, or both, (ii) any payment of interest on the corresponding Class of Certificates with funds drawn under any Primary Liquidity Facility or withdrawn from the Class G-1 Above-Cap Account or (iii) any payment of interest on or principal of such Class of Certificates with funds drawn under the related Policy, which payment in any such case represents the installment of principal on such Equipment Note at the stated maturity of such installment, the payment of regularly scheduled interest accrued on the unpaid principal amount of such Equipment Note, or both; PROVIDED that any payment of principal of, Premium, if any, or interest resulting from the redemption or purchase of any Equipment Note shall not constitute a Scheduled Payment.

            "SCHEDULED PAYMENT DATE" means, with respect to any Scheduled Payment, the date on which such Scheduled Payment is scheduled to be made.

            "SECTION 2.4(B) FRACTION" has the meaning specified in Section
2.4(b).

            "SERIES G-1 EQUIPMENT NOTES" means the Series G-1 Equipment Notes issued pursuant to any Indenture by Continental and authenticated by the Loan

Trustee thereunder, and any such Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of such Indenture.

            "SERIES G-2 EQUIPMENT NOTES" means the Series G-2 Equipment Notes issued pursuant to any Indenture by Continental and authenticated by the Loan Trustee thereunder, and any such Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of such Indenture.

            "SERIES H EQUIPMENT NOTES" means the Series H Equipment Notes issued or re-issued pursuant to any Indenture by Continental and authenticated by the Loan Trustee thereunder, and any such Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of such Indenture.

            "SERIES I EQUIPMENT NOTES" means the Series I Equipment Notes issued pursuant to any Indenture by Continental and authenticated by the Loan Trustee thereunder, and any such Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of such Indenture.

            "SPECIAL DISTRIBUTION DATE" means, with respect to any Special Payment, (i) the date chosen by the Subordination Agent pursuant to Section 2.4(a) for the distribution of such Special Payment in accordance with this Agreement, whether distributed pursuant to Section 2.4 or Section 3.3 hereof or
(ii) the date chosen by the Subordination Agent pursuant to Section 3.7(b), 3.7(c) or Section 3.7(e), as the case may be, for the distribution of such Special Payment in accordance with the provisions thereof.

            "SPECIAL PAYMENT" means any payment (other than a Scheduled Payment) in respect of, or any proceeds of, any Equipment Note or Collateral.

            "SPECIAL PAYMENTS ACCOUNT" means the Eligible Deposit Account created pursuant to Section 2.2(a)(ii) as a sub-account to the Collection Account.

            "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

            "STATED AMOUNT" with respect to any Primary Liquidity Facility, means the Maximum Commitment (as defined in such Primary Liquidity Facility) of the applicable Primary Liquidity Provider thereunder.

            "STATED EXPIRATION DATE" has the meaning specified in Section
3.6(d).

            "STATED INTEREST RATE" means (i) with respect to the Class G-1 Certificates, for any Interest Period, LIBOR for such Interest Period plus 0.45% per annum, and (ii) with respect to the Class G-2 Certificates, 6.563% per annum.

            "SUBORDINATION AGENT" has the meaning assigned to it in the preliminary statements to this Agreement.

            "SUBORDINATION AGENT INCUMBENCY CERTIFICATE" has the meaning specified in Section 2.5(a).

            "SUBORDINATION AGENT REPRESENTATIVES" has the meaning specified in
Section 2.5(a).

            "SUBSTITUTE AIRCRAFT" shall have the meaning set forth in the Note Purchase Agreement.

            "SUCCESSOR TRUSTS" means, collectively, Continental Airlines Pass Through Trust 2002-1G-1-S, Continental Airlines Pass Through Trust 2002-1G-2-S, Continental Airlines Pass Through Trust 2002-1H-S and Continental Airlines Pass Through Trust 2002-1I-S.

            "TAX" and "TAXES" mean any and all taxes, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, loss, damage, liability, expense, additions to tax and additional amounts or costs incurred or imposed with respect thereto) imposed or otherwise assessed by the United States of America or by any state, local or foreign government (or any subdivision or agency thereof) or other taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth and similar charges; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, taxes on goods and services, gains taxes, license, registration and documentation fees, customs duties, tariffs, and similar charges.

            "TAX LETTER" means, collectively, each of the two Tax Letters, dated as of the date hereof, between Continental and Helaba with respect to the Class G-1 Primary Liquidity Facility and the Class G-2 Primary Liquidity Facility, and all tax letters entered into between Continental and any Replacement Primary Liquidity Provider.

            "TERMINATION AMOUNT" has the meaning assigned to such term in the Class G-1 Above-Cap Liquidity Facility.

            "TERMINATION NOTICE" with respect to any Primary Liquidity Facility has the meaning assigned to such term in such Primary Liquidity Facility.

            "THRESHOLD RATING" means the short-term unsecured debt rating of P-1 by Moody's and the short-term issuer credit rating of A-1 by Standard & Poor's. "TRANSFER" means, with respect to any particular Trust, the transfers contemplated by the Assignment and Assumption Agreement with respect to such Trust.

            "TREASURY REGULATIONS" means regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

            "TRIGGERING EVENT" means (x) the occurrence of an Indenture Default under all of the Indentures resulting in a PTC Event of Default with respect to the most senior Class of Certificates then Outstanding, (y) the Acceleration of all of the outstanding Equipment Notes (PROVIDED that, with respect to the period prior to the Delivery Period Expiry Date, the aggregate principal balance of such Equipment Notes is in excess of $140,000,000) or (z) the occurrence of a Continental Bankruptcy Event.

            "TRUST" means any of the Class G-1 Trust, the Class G-2 Trust, the Class H Trust or the Class I Trust.

            "TRUST ACCOUNTS" has the meaning specified in Section 2.2(a).

            "TRUST AGREEMENT" means any of the Class G-1 Trust Agreement, the Class G-2 Trust Agreement, the Class H Trust Agreement or the Class I Trust Agreement.

            "TRUST PROPERTY" with respect to any Trust, has the meaning set forth in the Trust Agreement for such Trust.

            "TRUSTEE" means any of the Class G-1 Trustee, the Class G-2 Trustee, the Class H Trustee or the Class I Trustee.

            "TRUSTEE INCUMBENCY CERTIFICATE" has the meaning specified in
Section 2.5(b).

            "TRUSTEE REPRESENTATIVES" has the meaning specified in Section
2.5(b).

            "UNDERWRITERS" means Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and Morgan Stanley & Co. Incorporated.

            "UNDERWRITING AGREEMENT" means the Underwriting Agreement dated March 11, 2002 among the Underwriters, the Depositary and Continental, relating to the purchase of the Class G-1 Certificates and the Class G-2 Certificates by the Underwriters, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

            "WITHDRAWAL NOTICE" has the meaning specified in Section 3.6(d).

            "WRITTEN NOTICE" means, from the Subordination Agent, any Trustee, any Liquidity Provider or the Policy Provider, a written instrument executed by the Designated Representative of such Person. An invoice delivered by a Primary Liquidity Provider pursuant to Section 3.1 in accordance with its normal invoicing procedures shall constitute Written Notice under such Section.

            "WTC" has the meaning assigned to such term in the recital of parties to this Agreement.

                                   ARTICLE II

                        TRUST ACCOUNTS; CONTROLLING PARTY

            SECTION 2.1. AGREEMENT TO TERMS OF SUBORDINATION; PAYMENTS FROM MONIES RECEIVED ONLY. (a) Each Trustee hereby acknowledges and agrees to the terms of subordination and distribution set forth in this Agreement in respect of each Class of Certificates and agrees to enforce such provisions and cause all payments in respect of the Equipment Notes, the Liquidity Facilities and the Policies to be applied in accordance with the terms of this Agreement. In addition, each Trustee hereby agrees to cause the Equipment Notes purchased by the related Trust to be registered in the name of the Subordination Agent or its nominee, as agent and trustee for such Trustee, to be held in trust by the Subordination Agent solely for the purpose of facilitating the enforcement of the subordination and other provisions of this Agreement.

            (b) Except as otherwise expressly provided in the next succeeding sentence of this Section 2.1, all payments to be made by the Subordination Agent hereunder shall be made only from amounts received by it that constitute Scheduled Payments, Special Payments, payments under Section 8.1 of the Participation Agreements or payments under Section 6 of the Note Purchase Agreement, and only to the extent that the Subordination Agent shall have received sufficient income or proceeds therefrom to enable it to make such payments in accordance with the terms hereof. Each of the Trustees and the Subordination Agent hereby agrees and, as provided in each Trust Agreement, each Certificateholder, by its acceptance of a Certificate, each Primary Liquidity Provider, by entering into the Primary Liquidity Facility to which it is a party, and the Policy Provider, by entering into the Policy Provider Agreement, has agreed to look solely to such amounts to the extent available for distribution to it as provided in this Agreement and to the relevant Deposits and that none of the Trustees, Loan Trustees nor the Subordination Agent is personally liable to any of them for any amounts payable or any liability under this Agreement, any Trust Agreement, any Liquidity Facility, the Policy Provider Agreement, any Policy or such Certificate, except (in the case of the Subordination Agent) as expressly provided herein or (in the case of the Trustees) as expressly provided in each Trust Agreement or (in the case of the Loan Trustees) as expressly provided in any Operative Agreement.

            SECTION 2.2. TRUST ACCOUNTS. (a) Upon the execution of this Agreement, the Subordination Agent shall establish and maintain in its name (i) the Collection Account as an Eligible Deposit Account, bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustees, the Certificateholders, the Primary Liquidity Providers and the Policy Provider, (ii) as a sub-account in the Collection Account, the Special Payments Account as an Eligible Deposit Account, bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustees, the Certificateholders, the Primary Liquidity Providers and the Policy Provider, (iii) a Class G-1 Above-Cap Account, bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Class G-1 Trustee and Class G-1 Certificateholders and (iv) two Policy Accounts, each as an Eligible Deposit Account, one bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Class G-1 Trustee and the Class G-1 Certificateholders, and the other bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of Class G-2

Trustee and the Class G-2 Certificateholders. The Subordination Agent shall establish and maintain the Cash Collateral Accounts pursuant to and under the circumstances set forth in Section 3.6(f) hereof. The Class G-1 Above-Cap Collateral Account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Class G-1 Trustee and the Class G-1 Certificateholders. Upon such establishment and maintenance under
Section 3.6(f) hereof, the Cash Collateral Accounts shall, together with the Collection Account, the Above-Cap Account and the Policy Accounts, constitute the "TRUST ACCOUNTS" hereunder. Without limiting the foregoing, all monies credited to the Trust Accounts shall be, and shall remain, the property of the relevant Trust(s).

            (b) Funds on deposit in the Trust Accounts shall be invested and reinvested by the Subordination Agent in Eligible Investments selected by the Subordination Agent if such investments are reasonably available and have maturities no later than the earlier of (i) 90 days following the date of such investment and (ii) the Business Day immediately preceding the Regular Distribution Date or the date of the related distribution pursuant to Section
2.4 hereof, as the case may be, next following the date of such investment (PROVIDED that the Subordination Agent shall invest and reinvest funds on deposit in the Above-Cap Account and Above-Cap Collateral Account in the manner specified in Schedule 2.2(b) attached hereto); PROVIDED, HOWEVER, that following the making of a Downgrade Drawing or a Non-Extension Drawing under any Primary Liquidity Facility, the Subordination Agent shall invest and reinvest such amounts in Eligible Investments at the direction of Continental (or, if and to the extent so specified to the Subordination Agent by Continental with respect to any Primary Liquidity Facility, the Primary Liquidity Provider with respect to such Primary Liquidity Facility); PROVIDED FURTHER, HOWEVER, that, notwithstanding the foregoing proviso, following the making of a Non-Extension Drawing under any initial Primary Liquidity Facility, the Subordination Agent shall invest and reinvest the amounts in the Cash Collateral Account with respect to such Primary Liquidity Facility in Eligible Investments pursuant to the written instructions of the Primary Liquidity Provider funding such Drawing; PROVIDED FURTHER, HOWEVER, that upon the occurrence and during the continuation of a Triggering Event, the Subordination Agent shall invest and reinvest such amounts in accordance with the written instructions of the Controlling Party. Unless otherwise expressly provided in this Agreement (including, without limitation, with respect to Investment Earnings on amounts on deposit in the Cash Collateral Accounts and in the Class G-1 Above-Cap Account, in each case pursuant to Section 3.6(f) hereof), any Investment Earnings shall be deposited in the Collection Account when received by the Subordination Agent and shall be applied by the Subordination Agent in the same manner as the other amounts on deposit in the Collection Account are to be applied and any losses shall be charged against the principal amount invested, in each case net of the Subordination Agent's reasonable fees and expenses in making such investments. The Subordination Agent shall not be liable for any loss resulting from any investment, reinvestment or liquidation required to be made under this Agreement other than by reason of its willful misconduct or gross negligence. Eligible Investments and any other investment required to be made hereunder shall be held to their maturities except that any such investment may be sold (without regard to its maturity) by the Subordination Agent without instructions whenever such sale is necessary to make a distribution required under this Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

            (c) The Subordination Agent shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon, except as otherwise expressly provided in Section 3.4(b) with respect to Investment Earnings). The Trust Accounts shall be held in trust by the Subordination Agent under the sole dominion and control of the Subordination Agent for the benefit of the Trustees, the Certificateholders, the Primary Liquidity Providers and the Policy Provider, as the case may be. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Subordination Agent shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, for which a Ratings Confirmation for each Class of Certificates and the consent of the Policy Provider (which consent shall not be unreasonably withheld or delayed) shall have been obtained) establish a new Collection Account, Special Payments Account, Policy Account, Cash Collateral Account or Class G-1 Above-Cap Account, as the case may be, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Collection Account, Special Payments Account, Policy Account, Cash Collateral Account or Class G-1 Above-Cap Account, as the case may be. So long as WTC is an Eligible Institution, the Trust Accounts shall be maintained with it as Eligible Deposit Accounts.

            SECTION 2.3. DEPOSITS TO THE COLLECTION ACCOUNT AND SPECIAL PAYMENTS ACCOUNT. (a) The Subordination Agent shall, upon receipt thereof, deposit in the Collection Account all Scheduled Payments received by it (other than any Scheduled Payment which by the express terms hereof is to be deposited to a Policy Account or a Cash Collateral Account).

            (b) The Subordination Agent shall, on each date when one or more Special Payments are made to the Subordination Agent as holder of the Equipment Notes, deposit in the Special Payments Account the aggregate amount of such Special Payments.

            SECTION 2.4. DISTRIBUTIONS OF SPECIAL PAYMENTS. (a) NOTICE OF SPECIAL PAYMENT. Except as provided in Section 2.4(e) below, upon receipt by the Subordination Agent, as registered holder of the Equipment Notes, of any notice of a Special Payment (or, in the absence of any such notice, upon receipt by the Subordination Agent of a Special Payment), the Subordination Agent shall promptly give notice thereof to each Trustee, the Primary Liquidity Providers and the Policy Provider. The Subordination Agent shall promptly calculate the amount of the redemption or purchase of Equipment Notes, the amount of any Overdue Scheduled Payment or the proceeds of Equipment Notes or Collateral, as the case may be, comprising such Special Payment under the applicable Indenture or Indentures and shall promptly send to each Trustee a Written Notice of such amount and the amount allocable to each Trust. Such Written Notice shall also set the distribution date for such Special Payment (a "SPECIAL DISTRIBUTION DATE"), which shall be the Business Day which immediately follows the later to occur of (x) the 15th day after the date of such Written Notice or (y) the date the Subordination Agent has received or expects to receive such Special Payment. Amounts on deposit in the Special Payments Account shall be distributed in accordance with Sections 2.4(b) and 2.4(c) hereof, as applicable.

            (b) REDEMPTIONS AND PURCHASES OF EQUIPMENT NOTES. (i) So long as no Triggering Event shall have occurred (whether or not continuing), the Subordination Agent shall make distributions pursuant to this Section 2.4(b) of amounts on deposit in the Special Payments Account on account of the redemption or purchase (including, without limitation, a purchase resulting from a sale of the Equipment Notes permitted by Article IV hereof) of all (or any one or more series) of the Equipment Notes issued pursuant to an Indenture on the Special Distribution Date for such Special Payment in the following order of priority:

            FIRST, such amount as shall be required to pay (A) the aggregate amount of all past due Liquidity Expenses and Policy Expenses ("past due amounts") plus (B) the product of (x) the aggregate amount of all accrued and unpaid (but not past due) Liquidity Expenses and Policy Expenses to such Special Distribution Date multiplied by (y) a fraction, the numerator of which is the aggregate outstanding principal amount of Equipment Notes being redeemed, purchased or prepaid on such Special Distribution Date and the denominator of which is the aggregate outstanding principal amount of all Equipment Notes (the "Section 2.4(b) Fraction") ("accrued amounts"), shall be distributed to the Primary Liquidity Providers and the Policy Provider first in satisfaction of any past due amounts and then in satisfaction of the accrued amounts, in each case, pro rata on the basis of the amount of Liquidity Expenses and Policy Expenses, owed to each Primary Liquidity Provider and the Policy Provider;

            SECOND, such amount as shall be required to pay (i)(A) all accrued and unpaid interest (including interest accrued and unpaid on any Interest Drawing or any Applied Provider Advance (as defined in any Primary Liquidity Facility)) then in arrears on all Liquidity Obligations plus (B) the product of (x) the aggregate amount of all accrued and unpaid interest on all Liquidity Obligations not in arrears to such Special Distribution Date (at the rate provided in the applicable Primary Liquidity Facility) multiplied by (y) the Section 2.4(b) Fraction (such Liquidity Obligations in each case determined after application of the proceeds of any Excess Interest Policy Drawing or other payment by the Policy Provider to the applicable Primary Liquidity Provider in respect of any interest on Drawings in accordance with the provisions of Section 2.6(c)), (ii)(A) all accrued and unpaid Policy Provider Interest Obligations then in arrears plus (B) the product of (x) the aggregate amount of all accrued and unpaid Policy Provider Interest Obligations not in arrears to such Special Distribution Date multiplied by (y) the Section 2.4(b) Fraction, and (iii) if the Policy Provider has paid pursuant to the proviso to Section 2.6(c) to each Primary Liquidity Provider all outstanding Drawings and interest thereon owing to such Primary Liquidity Provider under the applicable Primary Liquidity Facility, the amount of such payments made to such Primary Liquidity Provider attributable to interest accrued on Drawings under such Primary Liquidity Facility, shall be distributed to the Primary Liquidity Providers and the Policy Provider, as the case may be, pro rata on the basis of the amounts owed to each Primary Liquidity Provider and the Policy Provider under subclauses (i), (ii) and (iii) of this clause "second";

            THIRD, such amount as shall be required (i)(A) if any Cash Collateral Account relating to a Primary Liquidity Facility had been previously funded as provided in Section 3.6(f), to fund such Cash Collateral Account up to its Required Amount shall be deposited in such Cash Collateral Account, (B) if any Primary Liquidity Facility shall become a Downgraded Facility or a Non-Extended Facility at a time when unreimbursed Interest Drawings under such Primary Liquidity Facility have reduced the Available Amount thereunder to zero, to deposit into the related Cash Collateral Account an amount equal to such Cash Collateral Account's Required Amount shall be deposited in such Cash Collateral

      Account, and (C) if, with respect to any particular Primary Liquidity Facility, neither subclause (i)(A) nor subclause (i)(B) of this clause "third" are applicable, to pay or reimburse the Primary Liquidity Provider in respect of such Primary Liquidity Facility in an amount equal to the amount of any unreimbursed Interest Drawings (net of any and all payments made by the Policy Provider to the applicable Primary Liquidity Provider with respect to the principal of any Interest Drawing under such Primary Liquidity Facility) under such Primary Liquidity Facility and (ii) if the Policy Provider paid pursuant to the proviso to Section 2.6(c) to each Primary Liquidity Provider all outstanding Drawings and interest thereon owing to such Primary Liquidity Provider under the applicable Primary Liquidity Facility, the amount of such payments made to such Primary Liquidity Provider in respect of principal of Drawings under such Primary Liquidity Facility, shall be paid to the Policy Provider, pro rata on the basis of the amounts of all such deficiencies and/or unreimbursed Interest Drawings payable to each Primary Liquidity Provider and the amount of such unreimbursed Policy Provider Obligations payable to the Policy Provider, in each instance, under this clause "third";

            FOURTH, if, with respect to any particular Primary Liquidity Facility, any amounts are to be distributed pursuant to either subclause
      (i)(A) or (i)(B) of clause "third" above, then the Primary Liquidity Provider with respect to such Primary Liquidity Facility shall be paid the excess of (x) the aggregate outstanding amount of unreimbursed Advances (whether or not then due) under such Primary Liquidity Facility over (y) the Required Amount for the relevant Class, pro rata on the basis of such amounts in respect of each Primary Liquidity Provider;

            FIFTH, such amount as shall be required, if the Class G-1 Above-Cap Collateral Account had been previously funded as provided in Section 3.6(f), to fund the Class G-1 Above-Cap Collateral Account up to an amount equal to the Termination Amount (as recalculated on such Distribution
      Date) less any amount then on deposit in the Class G-1 Above-Cap Account shall be deposited in the Class G-1 Above-Cap Collateral Account;

            SIXTH, unless (x) the distributions being made on such Special Distribution Date are being made solely on account of the redemption of one or more Series H Equipment Notes or Series I Equipment Notes and (y) on the Distribution Date (upon which distributions were to be made on the Class G-1 Certificates and the Class G-2 Certificates) immediately preceding such Special Distribution Date, the holders of the Class G-1 Certificates and the holders of the Class G-2 Certificates received payment in full of Expected Distributions (determined as of such Distribution Date), such amount as shall be required to pay in full Expected Distributions to the holders of Class G-1 Certificates on such Special Distribution Date shall be distributed to the Class G-1 Trustee and such amount as shall be required to pay in full Expected Distributions to the holders of Class G-2 Certificates on such Special Distribution Date shall be distributed to the Class G-2 Trustee, respectively, pro rata on the basis of such amounts in respect of each such Class of Certificates;

            SEVENTH, such amount as shall be required to pay all Policy Provider Obligations then due (other than amounts payable pursuant to clauses

      "first", "second" and "third" of this Section 2.4(b) and any Excess Reimbursement Obligations) shall be paid to the Policy Provider;

            EIGHTH, unless (x) the distributions being made on such Special Distribution Date are being made solely on account of the redemption of one or more Series G-1 Equipment Notes, Series G-2 Equipment Notes or Series I Equipment Notes and (y) on the Distribution Date (upon which distributions were to be made on the Class H Certificates) immediately preceding such Special Distribution Date, the holders of the Class H Certificates received payment in full of Expected Distributions (determined as of such Distribution Date), such amount as shall be required to pay in full Expected Distributions to the holders of Class H Certificates on such Special Distribution Date shall be distributed to the Class H Trustee;

            NINTH, unless (x) the distributions being made on such Special Distribution Date are being made solely on account of the redemption of one or more Series G-1 Equipment Notes, Series G-2 Equipment Notes or Series H Equipment Notes and (y) on the Distribution Date (upon which distributions were to be made on the Class I Certificates) immediately preceding such Special Distribution Date, the holders of the Class I Certificates received payment in full of Expected Distributions (determined as of such Distribution Date), such amount as shall be required to pay in full Expected Distributions to the holders of the Class I Certificates on such Special Distribution Date shall be distributed to the Class I Trustee;

            TENTH, such amount as shall be required to pay any Excess Reimbursement Obligations then due shall be distributed to the Policy Provider;

            ELEVENTH, such amount as shall be required, if the Class G-1 Above-Cap Collateral Account had been previously funded as provided in
      Section 3.6(f), to fund the Class G-1 Above-Cap Collateral Account up to an amount equal to the Termination Amount (as recalculated on such Distribution Date) shall be deposited in the Class G-1 Above-Cap Collateral Account; and

            TWELFTH, the balance, if any, of such Special Payment shall be transferred to the Collection Account for distribution in accordance with
      Section 3.2 hereof.

            For the purposes of this Section 2.4(b), clause (x) of the definition of "Expected Distributions" shall be deemed to read as follows: "(x) accrued, due and unpaid interest on the outstanding Pool Balance of such Certificates together with (without duplication) accrued and unpaid interest on a portion of the outstanding Pool Balance of such Certificates equal to the outstanding principal amount of the Equipment Notes held in such Trust and being redeemed, purchased or prepaid (immediately prior to such redemption, purchase or prepayment), in each case less the amount of interest, if any, payable with respect to the Deposits related to such Trust".

            Notwithstanding the foregoing, if any Special Distribution Date coincides with a Regular Distribution Date, the Subordination Agent shall make distributions on such date in accordance with Section 3.2 (so long as no Triggering Event has occurred) instead of this Section 2.4(b)(i).

            (ii) Upon the occurrence of a Triggering Event (whether or not continuing), the Subordination Agent shall make distributions pursuant to this
Section 2.4(b) of amounts on deposit in the Special Payments Account on account of the redemption or purchase of all of the Equipment Notes issued pursuant to an Indenture on the Special Distribution Date for such Special Payment in accordance with Section 3.3 hereof.

            (c) OTHER SPECIAL PAYMENTS. Except as provided in clause (e) below, any amounts on deposit in the Special Payments Account other than in respect of amounts to be distributed pursuant to Section 2.4(b) shall be distributed on the Special Distribution Date therefor in accordance with Article III hereof.

            (d) INVESTMENT OF AMOUNTS IN SPECIAL PAYMENTS ACCOUNT. Any amounts on deposit in the Special Payments Account prior to the distribution thereof pursuant to Section 2.4(b) or (c) shall be invested in accordance with Section 2.2(b). Investment Earnings on such investments shall be distributed in accordance with Section 2.4(b) or (c), as the case may be.

            (e) CERTAIN PAYMENTS. Except for amounts constituting Liquidity Obligations, Policy Expenses or Policy Provider Obligations which shall be distributed as provided in Section 2.4(b), 3.2 or 3.3 (as the case may be), the Subordination Agent will distribute promptly upon receipt thereof (i) any indemnity payment or expense reimbursement received by it from Continental in respect of any Trustee, any Primary Liquidity Provider, any Policy Provider, any Paying Agent, any Depositary or any Escrow Agent (collectively, the "PAYEES") and (ii) any compensation received by it from Continental under any Operative Agreement in respect of any Payee, directly to the Payee entitled thereto.

            SECTION 2.5. DESIGNATED REPRESENTATIVES. (a) With the delivery of this Agreement, the Subordination Agent shall furnish to each Liquidity Provider, the Policy Provider and each Trustee, and from time to time thereafter may furnish to each Liquidity Provider, the Policy Provider and each Trustee, at the Subordination Agent's discretion, or upon any Liquidity Provider's, the Policy Provider's or any Trustee's request (which request shall not be made more than one time in any 12-month period), a certificate (a "SUBORDINATION AGENT INCUMBENCY CERTIFICATE") of a Responsible Officer of the Subordination Agent certifying as to the incumbency and specimen signatures of the officers of the Subordination Agent and the attorney-in-fact and agents of the Subordination Agent (the "SUBORDINATION AGENT REPRESENTATIVES") authorized to give Written Notices on behalf of the Subordination Agent hereunder. Until each Liquidity Provider, the Policy Provider and each Trustee receives a subsequent Subordination Agent Incumbency Certificate, it shall be entitled to rely on the last Subordination Agent Incumbency Certificate delivered to it hereunder.

            (b) With the delivery of this Agreement, each Trustee shall furnish to the Subordination Agent, and from time to time thereafter may furnish to the Subordination Agent, at such Trustee's discretion, or upon the Subordination Agent's request (which request shall not be made more than one time in any 12-month period), a certificate (a "TRUSTEE INCUMBENCY CERTIFICATE") of a

Responsible Officer of such Trustee certifying as to the incumbency and specimen signatures of the officers of such Trustee and the attorney-in-fact and agents of such Trustee (the "TRUSTEE REPRESENTATIVES") authorized to give Written Notices on behalf of such Trustee hereunder. Until the Subordination Agent receives a subsequent Trustee Incumbency Certificate, it shall be entitled to rely on the last Trustee Incumbency Certificate delivered to it hereunder.

            (c) With the delivery of this Agreement, each Liquidity Provider and the Policy Provider shall furnish to the Subordination Agent, and from time to time thereafter may furnish to the Subordination Agent, at such Liquidity Provider's or Policy Provider's discretion, or upon the Subordination Agent's request (which request shall not be made more than one time in any 12-month period), a certificate (each, a "PROVIDER INCUMBENCY CERTIFICATE") of any Responsible Officer of such Liquidity Provider or Policy Provider certifying as to the incumbency and specimen signatures of any officer, attorney-in-fact, agent or other designated representative of such Liquidity Provider or Policy Provider (in each case, the "PROVIDER REPRESENTATIVES" and, together with the Subordination Agent Representatives and the Trustee Representatives, the "DESIGNATED REPRESENTATIVES") authorized to give Written Notices on behalf of such Liquidity Provider or Policy Provider hereunder. Until the Subordination Agent receives a subsequent Provider Incumbency Certificate, it shall be entitled to rely on the last Provider Incumbency Certificate delivered to it hereunder by the relevant Liquidity Provider or the Policy Provider.

            SECTION 2.6. CONTROLLING PARTY. (a) The Trustees, the Policy Provider and the Liquidity Providers hereby agree that, with respect to any Indenture at any given time, the Loan Trustee thereunder will be directed (i) in taking, or refraining from taking, any action under such Indenture or with respect to the Equipment Notes issued thereunder, so long as no Indenture Default has occurred and is continuing thereunder, by the holders of at least a majority of the outstanding principal amount of such Equipment Notes (provided that, for so long as the Subordination Agent is the registered holder of the Equipment Notes, the Subordination Agent shall act with respect to this clause
(i) in accordance with the directions of the Trustees (in the case of each such Trustee, with respect to the Equipment Notes issued under such Indenture and held as Trust Property of such Trust) constituting, in the aggregate, directions with respect to at least a majority of outstanding principal amount of Equipment Notes except as provided in Section 9.1(b)), and (ii) after the occurrence and during the continuance of an Indenture Default thereunder, in taking, or refraining from taking, any action under such Indenture or with respect to such Equipment Notes, including exercising remedies thereunder (including Accelerating the Equipment Notes issued thereunder or foreclosing the Lien on the Aircraft securing such Equipment Notes), by the Controlling Party.

            (b) The Person who shall be the "Controlling Party" with respect to any Indenture upon the occurrence of an Indenture Default thereunder shall be
(x) the Policy Provider (or, if any Policy Provider Default shall have occurred and be continuing, (A) the Class G-1 Trustee or the Class G-2 Trustee, whichever represents the Class with the larger principal amount of Certificates outstanding at the time that such Indenture Default occurs (whether or not any other Indenture Default shall thereafter occur so long as such initial Indenture Default shall continue) and (B) upon payment of Final Distributions to the holders of Certificates of such larger Class, the other of the Class G-1 Trustee or Class G-2 Trustee), (y) upon payment of Final Distributions to the holders of Class G-1 Certificates and Class G-2 Certificates and (unless a Policy Provider

Default shall have occurred and be continuing) payment of all Policy Provider Obligations to the Policy Provider, the Class H Trustee and (z) upon payment of Final Distributions to the holders of the Class H Certificates, the Class I Trustee; PROVIDED, that if the Policy Provider makes a payment in full on a Policy Drawing in respect of a Preference Amount after the payment of the Final Distributions to the Class G-1 Certificateholders and the Class G-2 Certificateholders, so long as no Policy Provider Default has occurred and is continuing, the Policy Provider will be the Controlling Party until no Policy Provider Obligations remain outstanding, and thereafter, the Class H Trustee until the payment of Final Distributions on the Class H Certificates has been made, and thereafter, the Class I Trustee. For purposes of giving effect to the provisions of Section 2.6(a) and this Section 2.6(b), the Trustees (other than the Controlling Party) irrevocably agree (and the Certificateholders (other than the Certificateholders represented by the Controlling Party) shall be deemed to agree by virtue of their purchase of Certificates) that the Subordination Agent, as record holder of the Equipment Notes, shall exercise its voting rights in respect of the Equipment Notes as directed by the Controlling Party and any vote so exercised shall be binding upon the Trustees and all Certificateholders.

            The Subordination Agent shall give Written Notice to all of the other parties to this Agreement promptly upon a change in the identity of the Controlling Party. Each of the parties hereto agrees that it shall not exercise any of the rights of the Controlling Party at such time as it is not the Controlling Party hereunder; PROVIDED, HOWEVER, that nothing herein contained shall prevent or prohibit any Non-Controlling Party from exercising such rights as shall be specifically granted to such Non-Controlling Party hereunder and under the other Operative Agreements.

            (c) Notwithstanding the foregoing, at any time after 18 months from the earliest to occur of (i) the date on which the entire Required Amount as of such date (in the case of the Class G-1 Primary Liquidity Facility, calculated on the basis of the applicable Capped Interest Rate on each of the six successive Regular Distribution Dates immediately following such date or, if such date is a Regular Distribution Date, on such date and the succeeding five Regular Distribution Dates) under any Primary Liquidity Facility shall have been drawn (excluding a Downgrade Drawing or a Non-Extension Drawing but including a Final Drawing or a Downgrade Drawing or Non-Extension Drawing that has been converted to a Final Drawing under such Primary Liquidity Facility) and remain unreimbursed, (ii) the date on which the portion of any Downgrade Drawing or Non-Extension Drawing equal to the Required Amount as of such date (in the case of the Class G-1 Primary Liquidity Facility, calculated on the basis of the applicable Capped Interest Rate on each of the six successive Regular Distribution Dates immediately following such date or, if such date is a Regular Distribution Date, on such date and the succeeding five Regular Distribution Dates) under any Primary Liquidity Facility shall have become and remain "Applied Downgrade Advances" or "Applied Non-Extension Advances", as the case may be, under and as defined in such Primary Liquidity Facility and (iii) the date on which all Equipment Notes under all Indentures shall have been Accelerated (PROVIDED that (x) with respect to the period prior to the Delivery Period Expiry Date, such Equipment Notes have an aggregate outstanding principal balance of in excess of $140,000,000, and (y) in the event of a bankruptcy proceeding under the Bankruptcy Code in which Continental is a debtor, any amounts payable in respect of Equipment Notes which have become immediately due and payable by declaration or otherwise shall not be considered Accelerated for purposes of this sub-clause (iii) until the expiration of the 60-day period under Section 1110(a)(2)(A) of the Bankruptcy Code or such longer period as may apply under Section 1110(a)(2)(B) or Section 1110(b) of the Bankruptcy Code), the Primary Liquidity Provider with the highest outstanding aggregate amount of Liquidity Obligations owed to it (so long as such Primary Liquidity Provider has not defaulted in its obligation to make any Drawing under any Primary Liquidity Facility) shall have the right to elect, by Written Notice to the Subordination Agent, the Policy Provider and each of the Trustees, to become the Controlling Party hereunder with respect to any Indenture at any time from and including the last day of such 18-month period; PROVIDED, HOWEVER, that if within 15 Business Days after its receipt of any such Written Notice from such Primary Liquidity Provider, the Policy Provider pays to the Class G-1 Primary Liquidity Provider and the Class G-2 Primary Liquidity Provider all outstanding Drawings, together with accrued interest thereon, under the Class G-1 Primary Liquidity Facility and the Class G-2 Primary Liquidity Facility, and no Policy Provider Default has occurred and is continuing, then, the Policy Provider rather than such Primary Liquidity Provider shall be the Controlling Party so long as no Policy Provider Default occurs after the date of such payment and the Policy Provider continues to pay to the Class G-1 Primary Liquidity Provider and the Class G-2 Primary Liquidity Provider all outstanding Drawings, together with accrued interest thereon, under the Class G-1 Primary Liquidity Facility and the Class G-2 Primary Liquidity Facility as and when such obligations become due (which payment shall be applied by such Primary Liquidity Provider as repayments of such Drawings and accrued interest thereon); PROVIDED, FURTHER, that, upon any such Policy Provider Default occurring after the date of such payment, such Primary Liquidity Provider, if it so elects and if Liquidity Obligations owing to it remain outstanding, or, if it does not so elect or if no such Liquidity Obligations remain outstanding, the Person determined in accordance with Section 2.6(b), shall become the Controlling Party).

            (d) The exercise of remedies by the Controlling Party under this Agreement shall be expressly limited by Section 4.1(a)(ii) hereof.

            (e) The Controlling Party shall not be entitled to require or obligate any Non-Controlling Party to provide funds necessary to exercise any right or remedy hereunder.


                                   ARTICLE III

                      RECEIPT, DISTRIBUTION AND APPLICATION
                               OF AMOUNTS RECEIVED

            SECTION 3.1. WRITTEN NOTICE OF DISTRIBUTION. (a) No later than 3:00 P.M. (New York City time) on the Business Day immediately preceding each Regular Distribution Date (or Special Distribution Date for purposes of Section 2.4(b) hereof, as the case may be), each of the following Persons shall deliver to the Subordination Agent a Written Notice setting forth the following information as at the close of business on such Business Day:

            (i) With respect to the Class G-1 Certificates and the Class G-2 Certificates, respectively, the Class G-1 Trustee and the Class G-2 Trustee, respectively, shall separately set forth the amounts to be paid in accordance with clause "sixth" of Section 2.4(b) or 3.2, as the case may be, hereof (without giving effect to the pro rata sharing therein);

            (ii) With respect to the Class H Certificates, the Class H Trustee shall separately set forth the amounts to be paid in accordance with clause "eighth" of Section 2.4(b) or 3.2, as the case may be, hereof;

            (iii) With respect to the Class I Certificates, the Class I Trustee shall separately set forth the amounts to be paid in accordance with clause "ninth" of Section 2.4(b) or 3.2, as the case may be, hereof;

            (iv) With respect to each Primary Liquidity Facility, the Primary Liquidity Provider thereunder shall separately set forth the amounts to be paid to it in accordance with clauses "first", "second", "third" and "fourth" of Section 2.4(b) or 3.2, as the case may be, hereof;

            (v) The Policy Provider shall set forth the amounts to be paid to it in accordance with clauses "first", "second", "third", "seventh" and "tenth" of Section 2.4(b) or 3.2, as the case may be, hereof; and

            (vi) Each Trustee shall set forth the amounts to be paid in accordance with clause "eleventh" of Section 3.2 hereof.

            The notices required under this Section 3.1(a) may be in the form of a schedule or similar document provided to the Subordination Agent by the parties referenced therein or by any one of them, which schedule or similar document may state that, unless there has been a prepayment of the Certificates, such schedule or similar document is to remain in effect until any substitute notice or amendment shall be given to the Subordination Agent by the party providing such notice. Any amounts requested and received under the Policy Fee Letter or the Policy Provider Agreement or any amounts for which the Policy Provider is not entitled to be reimbursed pursuant to the provisions of Section 3.03(d) of the Policy Provider Agreement may not be requested by the Policy Provider under this Section 3.1(a) nor distributed to the Policy Provider under
Section 2.4(b), 3.2 or 3.3.

            (b) Following the occurrence of a Triggering Event, the Subordination Agent shall request the following information from the following Persons, and each of the following Persons shall, upon the request of the Subordination Agent, deliver a Written Notice to the Subordination Agent setting forth for such Person the following information:

            (i) With respect to the Class G-1 Certificates and the Class G-2 Certificates, respectively, the Class G-1 Trustee and the Class G-2 Trustee, respectively, shall separately set forth the amounts to be paid in accordance with clause "first" (to reimburse payments made by such Trustee or the Class G-1 Certificateholders and Class G-2 Certificateholders, as the case may be, pursuant to subclause (ii) or (iv) of clause "first"), subclauses (ii) and (iii) of clause "seventh" of
      Section 3.3 hereof and clause "eighth" of Section 3.3 hereof (without giving effect to the pro rata sharing therein);

            (ii) With respect to the Class H Certificates, the Class H Trustee shall separately set forth the amounts to be paid in accordance with clause "first" (to reimburse payments made by such Trustee or the Class H Certificateholders, as the case may be, pursuant to subclause (ii) or (iv) of clause "first"), subclauses (ii) and (iii) of clause "seventh" of
      Section 3.3 hereof and clause "tenth" of Section 3.3 hereof;

            (iii) With respect to the Class I Certificates, the Class I Trustee shall separately set forth the amounts to be paid in accordance with clause "first" (to reimburse payments made by such Trustee or the Class I Certificateholders, as the case may be, pursuant to subclause (ii) or (iv) of clause "first"), subclauses (ii) and (iii) of clause "seventh" of
      Section 3.3 hereof and clause "eleventh" of Section 3.3 hereof;

            (iv) With respect to each Primary Liquidity Facility, the Primary Liquidity Provider thereunder shall separately set forth the amounts to be paid to it in accordance with subclause (iv) of clause "first" of Section
      3.3 hereof, subclause (i) of clause "second" of Section 3.3 hereof, subclause (i) of clause "third" of Section 3.3 hereof, subclause (I) of clause "fourth" of Section 3.3 hereof and clause "fifth" of Section 3.3 hereof;

            (v) The Policy Provider shall separately set forth amounts to be paid to it in accordance with subclauses (iii) and (iv) of clause "first" of Section 3.3 hereof, subclause (ii) of clause "second" of Section 3.3 hereof, subclauses (ii) and (iii) of clause "third" of Section 3.3 hereof, subclause (II) of clause "fourth" of Section 3.3 hereof, clause "ninth" of
      Section 3.3 hereof and clause "twelfth" of Section 3.3 hereof; and

            (vi) Each Trustee shall set forth the amounts to be paid in accordance with clause "seventh" of Section 3.3 hereof.

            Any amounts requested and received under the Policy Fee Letter or the Policy Provider Agreement or any amounts for which the Policy Provider is not entitled to be reimbursed pursuant to the provisions of Section 3.03(d) of the Policy Provider Agreement may not be requested by the Policy Provider under this Section 3.1(b) nor distributed to the Policy Provider under Section 2.4(b),
3.2 or 3.3.

            (c) At such time as a Trustee, a Primary Liquidity Provider or the Policy Provider shall have received all amounts owing to it (and, in the case of a Trustee, the Certificateholders for which it is acting) pursuant to Section 2.4, 3.2, 3.3 or 3.7 hereof, as applicable, and, in the case of a Primary Liquidity Provider or the Policy Provider, its commitment or obligations under the related Primary Liquidity Facility or the related Policy, as the case may be, shall have terminated or expired, such Person shall, by a Written Notice, so inform the Subordination Agent and each other party to this Agreement.

            (d) As provided in Section 6.5 hereof, the Subordination Agent shall be fully protected in relying on any of the information set forth in a Written Notice provided by any Trustee, any Primary Liquidity Provider or the Policy Provider pursuant to paragraphs (a) through (c) above and shall have no independent obligation to verify, calculate or recalculate any amount set forth in any Written Notice delivered in accordance with such paragraphs.

            (e) Any Written Notice delivered by a Trustee, a Primary Liquidity Provider, the Policy Provider or the Subordination Agent, as applicable, pursuant to Section 3.1(a), 3.1(b), 3.1(c) or 3.7 hereof, if made prior to 10:00

A.M. (New York City time) on any Business Day, shall be effective on the date delivered (or if delivered later on a Business Day or if delivered on a day which is not a Business Day shall be effective as of the next Business Day). Subject to the terms of this Agreement, the Subordination Agent shall as promptly as practicable comply with any such instructions; PROVIDED, HOWEVER, that any transfer of funds pursuant to any instruction received after 10:00 A.M. (New York City time) on any Business Day may be made on the next succeeding Business Day.

            (f) In the event the Subordination Agent shall not receive from any Person any information set forth in paragraph (a) or (b) above which is required to enable the Subordination Agent to make a distribution to such Person pursuant to Section 2.4(b), 3.2 or 3.3 hereof, the Subordination Agent shall request such information and, failing to receive any such information, the Subordination Agent shall not make such distribution(s) to such Person. In such event, the Subordination Agent shall make distributions pursuant to clauses "FIRST" through "TWELFTH" of Section 2.4(b), clauses "FIRST" through "THIRTEENTH" of Section 3.2 and clauses "FIRST" through " THIRTEENTH " of Section 3.3 to the extent it shall have sufficient information to enable it to make such distributions, and shall continue to hold any funds remaining, after making such distributions, until the Subordination Agent shall receive all necessary information to enable it to distribute any funds so withheld.

            (g) On such dates (but not more frequently than monthly) as any Primary Liquidity Provider, the Policy Provider or any Trustee shall request, but in any event automatically at the end of each calendar quarter, the Subordination Agent shall send to such party a written statement reflecting all amounts on deposit with the Subordination Agent pursuant to Section 3.1(f) hereof.

            SECTION 3.2. DISTRIBUTION OF AMOUNTS ON DEPOSIT IN THE COLLECTION ACCOUNT. Except as otherwise provided in Sections 2.4, 3.1(f), 3.3, 3.4, 3.6(b), 3.6(k) and 3.7, amounts on deposit in the Collection Account (or, in the case of any amount described in Section 2.4(c), on deposit in the Special Payments Account) shall be promptly distributed on each Regular Distribution Date (or, in the case of any amount described in Section 2.4(c), on the Special Distribution Date thereof) in the following order of priority and in accordance with the information provided to the Subordination Agent pursuant to Section 3.1(a) hereof:

            FIRST, such amount as shall be required to pay (i) all accrued and unpaid Liquidity Expenses owed to each Primary Liquidity Provider and (ii) all accrued and unpaid Policy Expenses owed to the Policy Provider, shall be distributed to the Primary Liquidity Providers and the Policy Provider pro rata on the basis of the amount of Liquidity Expenses and Policy Expenses owed to each Primary Liquidity Provider and the Policy Provider;

            SECOND, such amount as shall be required to pay (i) the aggregate amount of accrued and unpaid interest on all Liquidity Obligations (at the rate, or in the amount, provided in the applicable Primary Liquidity Facility and determined after application of the proceeds of any Excess Interest Policy Drawing or other payment by the Policy Provider to the applicable Primary Liquidity Provider in respect of any interest on Drawings in accordance with the provisions of Section 2.6(c)), (ii) the aggregate amount of accrued and unpaid Policy Provider Interest Obligations and (iii) if the Policy Provider has paid pursuant to the proviso to Section 2.6(c) to each Primary Liquidity Provider all outstanding Drawings and interest thereon owing to such Primary Liquidity Provider under the applicable Primary Liquidity Facility, the amount of such payments made to such Primary Liquidity Provider attributable to interest accrued on Drawings under such Primary Liquidity Facility, shall be distributed to the Primary Liquidity Providers and the Policy Provider, as the case may be, pro rata on the basis of the amounts owed to each Primary Liquidity Provider and the Policy Provider under subclauses (i),
      (ii) and (iii) of this clause "second";

            THIRD, such amount as shall be required (i)(A) if any Cash Collateral Account relating to a Primary Liquidity Facility had been previously funded as provided in Section 3.6(f), to fund such Cash Collateral Account up to its Required Amount shall be deposited in such Cash Collateral Account, (B) if any Primary Liquidity Facility shall become a Downgraded Facility or a Non-Extended Facility at a time when unreimbursed Interest Drawings under such Primary Liquidity Facility have reduced the Available Amount thereunder to zero, to deposit into the related Cash Collateral Account an amount equal to such Cash Collateral Account's Required Amount shall be deposited in such Cash Collateral Account, and (C) if, with respect to any particular Primary Liquidity Facility, neither subclause (i)(A) nor subclause (i)(B) of this clause "third" is applicable, to pay or reimburse the Primary Liquidity Provider in respect of such Primary Liquidity Facility in an amount equal to the amount of all Liquidity Obligations then due under such Primary Liquidity Facility (other than amounts payable pursuant to clause "first" or "second" of this Section 3.2) (net of any and all payments made by the Policy Provider to the Primary Liquidity Provider with respect to the principal of any Interest Drawing under such Primary Liquidity Facility), and (ii) if the Policy Provider has paid pursuant to the proviso to
      Section 2.6(c) to each Primary Liquidity Provider all outstanding Drawings and interest thereon owing to such Primary Liquidity Provider under the applicable Primary Liquidity Facility, the amount of such payments made to such Primary Liquidity Provider in respect of principal of Drawings under such Primary Liquidity Facility, shall be paid to the Policy Provider, pro rata on the basis of the amounts of all such deficiencies and/or unreimbursed Liquidity Obligations payable to each Primary Liquidity Provider and the amount of such unreimbursed Policy Provider Obligations payable to the Policy Provider, in each instance, under this clause "third";

            FOURTH, if, with respect to any particular Primary Liquidity Facility, any amounts are to be distributed pursuant to either subclause
      (i)(A) or (i)(B) of clause "third" above, then the Primary Liquidity Provider with respect to such Primary Liquidity Facility shall be paid the excess of (x) the aggregate outstanding amount of unreimbursed Advances (whether or not then due) under such Primary Liquidity Facility over (y) the Required Amount for the relevant Class, pro rata on the basis of such amounts in respect of each Primary Liquidity Provider;

            FIFTH, such amount as shall be required, if the Class G-1 Above-Cap Collateral Account had been previously funded as provided in Section 3.6(f), to fund the Class G-1 Above-Cap Collateral Account up to an amount equal to the Termination Amount (as recalculated on such Distribution
      Date) less any amount then on deposit in the Class G-1 Above-Cap Account shall be deposited in the Class G-1 Above-Cap Collateral Account;

            SIXTH, such amount as shall be required to pay in full Expected Distributions to the holders of the Class G-1 Certificates on such Distribution Date shall be distributed to the Class G-1 Trustee and such amount as shall be required to pay in full Expected Distributions to the holders of the Class G-2 Certificates on such Distribution Date shall be distributed to the Class G-2 Trustee, pro rata on the basis of such amounts in respect of each such Class of Certificates;

            SEVENTH, such amount as shall be required to pay the Policy Provider all Policy Provider Obligations then due (other than amounts payable pursuant to clauses "first", "second" and "third" of this Section 3.2 and any Excess Reimbursement Obligations) shall be paid to the Policy Provider;

            EIGHTH, such amount as shall be required to pay in full Expected Distributions to the holders of the Class H Certificates on such Distribution Date shall be distributed to the Class H Trustee;

            NINTH, such amount as shall be required to pay in full Expected Distributions to the holders of the Class I Certificates on such Distribution Date shall be distributed to the Class I Trustee;

            TENTH, such amount as shall be required to pay any Excess Reimbursement Obligations then due shall be distributed to the Policy Provider;

            ELEVENTH, such amount as shall be required to pay in full the aggregate unpaid amount of fees and expenses payable as of such Distribution Date to the Subordination Agent and each Trustee pursuant to the terms of this Agreement and the Trust Agreements, as the case may be, shall be distributed to the Subordination Agent and such Trustee; and

            TWELFTH, such amount as shall be required, if the Class G-1 Above-Cap Collateral Account had been previously funded as provided in
      Section 3.6(f), to fund the Class G-1 Above-Cap Collateral Account up to an amount equal to the applicable Termination Amount (as recalculated on such Distribution Date) shall be deposited in the Class G-1 Above-Cap Collateral Account;

            THIRTEENTH, the balance, if any, of any such amount remaining thereafter shall be held in the Collection Account for later distribution in accordance with this Article III.

            SECTION 3.3. DISTRIBUTION OF AMOUNTS ON DEPOSIT FOLLOWING A TRIGGERING EVENT. Except as otherwise provided in Sections 3.1(f), 3.6(b), 3.6(k) and 3.7 hereof, upon the occurrence of a Triggering Event and at all times thereafter, all funds in the Collection Account or the Special Payments Account shall be promptly distributed by the Subordination Agent in the following order of priority:

            FIRST, such amount as shall be required to reimburse (i) the Subordination Agent for any reasonable out-of-pocket costs and expenses actually incurred by it (to the extent not previously reimbursed) in the protection of, or the realization of the value of, the Equipment Notes or any Collateral, shall be applied by the Subordination Agent in reimbursement of such costs and expenses, (ii) each Trustee for any amounts of the nature described in clause (i) above actually incurred by it under the applicable Trust Agreement (to the extent not previously reimbursed), shall be distributed to such Trustee, (iii) the Policy Provider for any amounts of the nature described in clause (i) above actually incurred by it under the Policy Provider Agreement (to the extent not previously reimbursed), shall be distributed to the Policy Provider, and (iv) any Primary Liquidity Provider, the Policy Provider or any Certificateholder for payments, if any, made by it to the Subordination Agent or any Trustee in respect of amounts described in clause (i) above, shall be distributed to such Primary Liquidity Provider, the Policy Provider or to the applicable Trustee for the account of such Certificateholder, in each such case, pro rata on the basis of all amounts described in clauses (i) through (iv) above;

            SECOND, such amount as shall be required to pay (i) all accrued and unpaid Liquidity Expenses owed to each Primary Liquidity Provider and (ii) all accrued and unpaid Policy Expenses owed to the Policy Provider, shall be distributed to each Primary Liquidity Provider and the Policy Provider pro rata on the basis of the amount of Liquidity Expenses and Policy Expenses owed to each Primary Liquidity Provider and the Policy Provider;

            THIRD, such amount as shall be required to pay (i) the aggregate amount of accrued and unpaid interest on all Liquidity Obligations (at the rate, or in the amount, provided in the applicable Primary Liquidity Facility and determined after application of the proceeds of any Excess Interest Policy Drawing or other payment by the Policy Provider to the applicable Primary Liquidity Provider in respect of any interest on Drawings in accordance with the provisions of Section 2.6(c)), (ii) the aggregate amount of accrued and unpaid Policy Provider Interest Obligations and (iii) if the Policy Provider has paid pursuant to the proviso to Section 2.6(c) to each Primary Liquidity Provider all outstanding Drawings and interest thereon owing to such Primary Liquidity Provider under the applicable Primary Liquidity Facility, the amount of such payments made to such Primary Liquidity Provider attributable to interest accrued on Drawings under such Primary Liquidity Facility, shall be distributed to each Primary Liquidity Provider and the Policy Provider, as the case may be, pro rata on the basis of the amounts owed to each Primary Liquidity Provider and the Policy Provider under subclauses (i),
      (ii) and (iii) of this clause "third";

            FOURTH, such amount as shall be required (I)(A) if any Cash Collateral Account relating to a Primary Liquidity Facility had been previously funded as provided in Section 3.6(f), unless (i) a Performing Note Deficiency exists and a Liquidity Event of Default shall have occurred and be continuing with respect to the relevant Primary Liquidity Facility or (ii) a Final Drawing shall have occurred with respect to such Primary Liquidity Facility, to fund such Cash Collateral Account up to its Required Amount (less the amount of any repayments of Interest Drawings under such Primary Liquidity Facility while subclause (A)(i) above is applicable) shall be deposited in such Cash Collateral Account, (B) if any Primary Liquidity Facility shall become a Downgraded Facility or a Non-Extended Facility at a time when unreimbursed Interest Drawings under such Primary Liquidity Facility have reduced the Available Amount thereunder to zero, unless (i) a Performing Note Deficiency exists and a Liquidity Event of Default shall have occurred and be continuing with respect to the relevant Primary Liquidity Facility or (ii) a Final Drawing shall have occurred with respect to such Primary Liquidity Facility, to deposit into the related Cash Collateral Account an amount equal to such Cash Collateral Account's Required Amount (less the amount of any repayments of Interest Drawings under such Primary Liquidity Facility while subclause (B)(i) above is applicable) shall be deposited in such Cash Collateral Account, and (C) if, with respect to any particular Primary Liquidity Facility, neither subclause (I)(A) nor subclause (I)(B) of this clause "fourth" are applicable, to pay in full the outstanding amount of all Liquidity Obligations then due under such Primary Liquidity Facility (other than amounts payable pursuant to clause "second" or "third" of this Section 3.3) (net of any and all payments made by the Policy Provider to the Primary Liquidity Provider) and (II) if the Policy Provider has paid pursuant to the proviso to Section 2.6(c) to each Primary Liquidity Provider all outstanding Drawings and interest thereon owing to such Primary Liquidity Provider under the applicable Primary Liquidity Facility, the amount of such payments made to such Primary Liquidity Provider in respect of principal of Drawings under such Primary Liquidity Facility, shall be paid to the Policy Provider, pro rata on the basis of the amounts of all such deficiencies and/or unreimbursed Liquidity Obligations payable to each Primary Liquidity Provider and the amount of such unreimbursed Policy Provider Obligations payable to the Policy Provider, in each instance, under this clause "fourth";

            FIFTH, if, with respect to any particular Primary Liquidity Facility, any amounts are to be distributed pursuant to either subclause
      (I)(A) or (I)(B) of clause "fourth" above, then the Primary Liquidity Provider with respect to such Primary Liquidity Facility shall be paid the excess of (x) the aggregate outstanding amount of unreimbursed Advances (whether or not then due) under such Primary Liquidity Facility over (y) the Required Amount for the relevant Class (less the amount of any repayments of Interest Drawings under such Primary Liquidity Facility while subclause (I)(A)(i) or (I)(B)(i), as the case may be, of clause "fourth" above is applicable), pro rata on the basis of such amounts in respect of each Primary Liquidity Provider;

            SIXTH, such amount as shall be required, if the Class G-1 Above-Cap Collateral Account had been previously funded as provided in Section 3.6(f), unless (i) a Performing Note Deficiency exists and a Liquidity Event of Default shall have occurred and be continuing with respect to the Class G-1 Primary Liquidity Facility or (ii) a Final Drawing shall have occurred with respect to the Class G-1 Primary Liquidity Facility, to fund the Class G-1 Above-Cap Collateral Account up to an amount equal to the Termination Amount (as recalculated on such Distribution Date) less any amount then on deposit in the Class G-1 Above-Cap Account shall be deposited in the Class G-1 Above-Cap Collateral Account;

            SEVENTH, such amount as shall be required to reimburse or pay (i) the Subordination Agent for any Tax (other than Taxes imposed on compensation paid hereunder), expense, fee, charge or other loss incurred by or any other amount payable to the Subordination Agent in connection with the transactions contemplated hereby (to the extent not previously reimbursed), shall be applied by the Subordination Agent in reimbursement of such amount, (ii) each Trustee for any Tax (other than Taxes imposed on compensation paid under the applicable Trust Agreement), expense, fee, charge, loss or any other amount payable to such Trustee under the applicable Trust Agreements (to the extent not previously reimbursed), shall be distributed to such Trustee, and (iii) each Certificateholder for payments, if any, made by it pursuant to Section 5.2 hereof in respect of amounts described in clause (i) above, shall be distributed to the applicable Trustee for the account of such Certificateholder, in each such case, pro rata on the basis of all amounts described in clauses (i) through (iii) above;

            EIGHTH, such amount as shall be required to pay in full Adjusted Expected Distributions on the Class G-1 Certificates shall be distributed to the Class G-1 Trustee and such amount remaining as shall be required to pay in full Adjusted Expected Distributions on the Class G-2 Certificates shall be distributed to the Class G-2 Trustee, pro rata on the basis of such amounts in respect of each such Class of Certificates;

            NINTH, such amount as shall be required to pay all Policy Provider Obligations then due (other than amounts payable pursuant to clauses "first", "second", "third" and "fourth" of this Section 3.3 and any Excess Reimbursement Obligations) shall be paid to the Policy Provider;

            TENTH, such amount as shall be required to pay in full Adjusted Expected Distributions on the Class H Certificates shall be distributed to the Class H Trustee;

            ELEVENTH, such amount as shall be required to pay in full Adjusted Expected Distributions on the Class I Certificates shall be distributed to the Class I Trustee;

            TWELFTH, such amount as shall be required to pay any Excess Reimbursement Obligations then due shall be distributed to the Policy Provider;

            THIRTEENTH, such amount as shall be required, if the Class G-1 Above-Cap Collateral Account had been previously funded as provided in
      Section 3.6(f), unless (i) a Performing Note Deficiency exists and a Liquidity Event of Default shall have occurred and be continuing with respect to the Class G-1 Primary Liquidity Facility or (ii) a Final Drawing shall have occurred with respect to the Class G-1 Primary Liquidity Facility, to fund the Class G-1 Above-Cap Collateral Account up to an amount equal to the Termination Amount (as recalculated on such Distribution Date) shall be deposited in the Class G-1 Above-Cap Collateral Account; and

            FOURTEENTH, the balance, if any, of any such amount remaining thereafter shall be held in the Collection Account for later distribution in accordance with this Article III.

            SECTION 3.4. OTHER PAYMENTS. (a) Any payments received by the Subordination Agent for which no provision as to the application thereof is made in this Agreement shall be distributed by the Subordination Agent (i) in the order of priority specified in Section 3.3 hereof and (ii) to the extent received or realized at any time after the Final Distributions for each Class of Certificates have been made, in the manner provided in clause "first" of Section
3.3 hereof.

            (b) Notwithstanding the priority of payments specified in Sections 2.4(b)(i), 3.2 and 3.3, in the event any Investment Earnings on amounts on deposit in any Cash Collateral Account relating to a Primary Liquidity Facility resulting from an Unapplied Provider Advance are deposited in the Collection Account or the Special Payments Account, such Investment Earnings shall be used to pay interest payable in respect of such Unapplied Provider Advance to the extent of such Investment Earnings.

            (c) Except as otherwise provided in Section 3.3 hereof, if the Subordination Agent receives any Scheduled Payment after the Scheduled Payment Date relating thereto, but prior to such payment becoming an Overdue Scheduled Payment, then the Subordination Agent shall deposit such Scheduled Payment in the Collection Account and promptly distribute such Scheduled Payment in accordance with the priority of distributions set forth in Section 3.2 hereof; PROVIDED that, for the purposes of this Section 3.4(c) only, each reference in clause "ELEVENTH" of Section 3.2 to "Distribution Date" shall be deemed to mean the actual date of payment of such Scheduled Payment and each reference in clause "SIXTH", "EIGHTH" or "NINTH" of Section 3.2 to "Distribution Date" shall be deemed to refer to such Scheduled Payment Date.

            SECTION 3.5. PAYMENTS TO THE TRUSTEES, THE PRIMARY LIQUIDITY PROVIDERS AND POLICY PROVIDER. Any amounts distributed hereunder to any Primary Liquidity Provider or Policy Provider shall be paid to such Primary Liquidity Provider or Policy Provider by wire transfer of funds to the address such Primary Liquidity Provider or Policy Provider shall provide to the Subordination Agent. The Subordination Agent shall provide a Written Notice of any such transfer to the applicable Primary Liquidity Provider or Policy Provider, as the case may be, at the time of such transfer. Any amounts distributed hereunder by the Subordination Agent to any Trustee which shall not be the same institution as the Subordination Agent shall be paid to such Trustee by wire transfer funds at the address such Trustee shall provide to the Subordination Agent.

            SECTION 3.6. LIQUIDITY FACILITIES. (a) INTEREST DRAWINGS AND ABOVE-CAP PAYMENTS. If on any Distribution Date, after giving effect to the subordination provisions of this Agreement and any Election Interest Payment made by the Policy Provider, the Subordination Agent shall not have sufficient funds for the payment of any amounts due and owing in respect of accrued interest on the Class G-1 Certificates or the Class G-2 Certificates (at the Stated Interest Rate for such Class of Certificates) (other than any amount of interest which was due and payable on the Class G-1 Certificates or the Class G-2 Certificates on such Distribution Date but which remains unpaid due to the failure of the Depositary to pay any amount of accrued interest on the Deposits on such Distribution Date), then, prior to 12:30 p.m. (New York City time) on such Distribution Date, (i) the Subordination Agent shall request a drawing (each such drawing, an "INTEREST DRAWING") under the Primary Liquidity Facility with respect to such Class of Certificates (and concurrently with the making of such request, the Subordination Agent will give notice to the Policy Provider of such insufficiency of funds) in an amount equal to the lesser of (x) an amount sufficient to pay the amount of such accrued interest (at the applicable Stated Interest Rate for such Class of Certificates) and (y) the Available Amount under such Liquidity Facility, and shall pay such amount to the Trustee with respect to such Class of Certificates in payment of such accrued interest; and (ii) if LIBOR for the Interest Period ending on such Distribution Date (or, if such Distribution Date is not the last day of an Interest Period, LIBOR for the Interest Period including such Distribution Date) exceeds the then Capped LIBOR, the Subordination Agent shall (if it can make the certification described in the last sentence of this Section 3.6(a)) request an interest rate cap payment (each such payment, an "ABOVE-CAP PAYMENT") under the Class G-1 Above-Cap Liquidity Facility for credit to the Class G-1 Above-Cap Account in an amount equal to the product of (x) the difference between LIBOR for the Interest Period ending on such Distribution Date (or, if such Distribution Date is not the last day of an Interest Period, LIBOR for the Interest Period including such Distribution Date) and the then Capped LIBOR, multiplied by (y) the Pool Balance of the Class G-1 Certificates as of such Distribution Date (and before giving effect to any distribution on such date), multiplied by (z) the actual number of days elapsed in such Interest Period to such Distribution Date divided by 360, and upon the receipt thereof the Subordination Agent shall immediately deposit such Above-Cap Payment into the Class G-1 Above-Cap Account. If the Interest Drawing on such Distribution Date pursuant to clause (i) above with respect to the Class G-1 Certificates, together with all other amounts available to the Subordination Agent on such Distribution Date (after giving effect to the subordination provisions of this Agreement and any withdrawals from the Class G-1 Cash Collateral Account), is insufficient to pay accrued interest (at the applicable Stated Interest Rate for the Class G-1 Certificates) payable on the Class G-1 Certificates on such Distribution Date (such deficiency, the "DEFICIENCY AMOUNT"), the Subordination Agent shall, prior to 4:00 p.m. (New York City time) on such Distribution Date, withdraw (each, an "ABOVE-CAP WITHDRAWAL") from the Class G-1 Above-Cap Account an amount equal to the lesser of (x) such Deficiency Amount and (y) the amount on deposit in the Class G-1 Above-Cap Account (including any amounts deposited, or to be deposited, on such Distribution Date pursuant to clause (ii) above), and shall pay such amount to the Class G-1 Trustee in payment of such accrued interest. In connection with a request for an Above-Cap Payment under the Class G-1 Above-Cap Liquidity Facility pursuant to clause (ii) above, the Subordination Agent shall certify to the Above-Cap Liquidity Provider that at least one of the following statements is true as of such Distribution Date: (i) the Available Amount under the Class G-1 Primary Liquidity Facility (prior to giving effect to any Interest Advances to be made on such Distribution Date) is greater than zero; (ii) the amount on deposit in the Class G-1 Cash Collateral Account (prior to giving effect to any withdrawal to be made from such account on such Distribution Date) is greater than zero; or
(iii) the amount on deposit in the Class G-1 Above-Cap Account (prior to giving effect to any withdrawal to be made from such account on such Distribution Date) is greater than zero. If MLCS fails to punctually make any Above-Cap Payment or any other payment under the Class G-1 Above-Cap Liquidity Facility, the Subordination Agent shall promptly make demand on the Above-Cap Liquidity Guarantor for payment thereof.

            (b) APPLICATION OF INTEREST DRAWINGS AND ABOVE-CAP WITHDRAWALS. Notwithstanding anything to the contrary contained in this Agreement, (i) all payments received by the Subordination Agent in respect of an Interest Drawing under the Class G-1 Primary Liquidity Facility and all amounts withdrawn by the Subordination Agent from the Class G-1 Cash Collateral Account, and payable in each case to the Class G-1 Certificateholders or the Class G-1 Trustee, shall be promptly distributed to the Class G-1 Trustee, PROVIDED that if (x) the Subordination Agent shall receive any amount in respect of an Interest Drawing under the Class G-1 Primary Liquidity Facility or a withdrawal from the Class G-1 Cash Collateral Account to pay Accrued Class G-1 Interest after such Accrued Class G-1 Interest has been fully paid to the Class G-1 Trustee by a Policy Drawing under the related Policy pursuant to Section 3.7(a) hereof or (y) the

Subordination Agent shall receive any amount in respect of a Policy Drawing under the related Policy pursuant to Section 3.7(a) hereof to fully pay Accrued Class G-1 Interest after such Accrued Class G-1 Interest has been paid (in full or in part) to the Class G-1 Trustee by an Interest Drawing under the Class G-1 Primary Liquidity Facility or a withdrawal from the Class G-1 Cash Collateral Account, the Subordination Agent, in the case of either clause (x) or (y), shall pay an amount equal to the amount of such Interest Drawing or withdrawal directly to the Policy Provider as reimbursement of such Policy Drawing rather than to the Class G-1 Certificateholders or the Class G-1 Trustee (except for any such amount constituting an Election Interest Payment with respect to one or more Series G-1 Equipment Notes, which shall be paid directly to the Class G-1 Primary Liquidity Provider as reimbursement for such Interest Drawing or to the Class G-1 Cash Collateral Account as replenishment for such withdrawal, as applicable), (ii) all payments received by the Subordination Agent in respect of an Above-Cap Withdrawal from the Class G-1 Above-Cap Account, and payable to the Class G-1 Certificateholders or the Class G-1 Trustee, shall be promptly distributed to the Class G-1 Trustee, PROVIDED that if (x) the Subordination Agent shall receive any amount in respect of such Above-Cap Withdrawal to pay Accrued Class G-1 Interest after such Accrued Class G-1 Interest has been fully paid to the Class G-1 Trustee by a Policy Drawing under the related Policy pursuant to Section 3.7(a) hereof or (y) the Subordination Agent shall receive any amount in respect of a Policy Drawing under the related Policy pursuant to
Section 3.7(a) hereof to fully pay Accrued Class G-1 Interest after such Accrued Class G-1 Interest has been paid (in full or in part) to the Class G-1 Trustee by an Above-Cap Withdrawal, the Subordination Agent, in the case of either clause (x) or (y), shall pay an amount equal to the amount of such Above-Cap Withdrawal directly to the Policy Provider as reimbursement of such Policy Drawing rather than to the Class G-1 Certificateholders or the Class G-1 Trustee (except for any such amount constituting an Election Interest Payment with respect to one or more Series G-1 Equipment Notes, which shall be deposited in the Class G-1 Above-Cap Account as replenishment for such Above-Cap Withdrawal), and (iii) all payments received by the Subordination Agent in respect of an Interest Drawing under the Class G-2 Liquidity Facility and all amounts withdrawn by the Subordination Agent from the Class G-2 Cash Collateral Account, and payable in each case to the Class G-2 Certificateholders or the Class G-2 Trustee, shall be promptly distributed to the Class G-2 Trustee, PROVIDED that if (x) the Subordination Agent shall receive any amount in respect of an Interest Drawing under the Class G-2 Primary Liquidity Facility or a withdrawal from the Class G-2 Cash Collateral Account to pay Accrued Class G-2 Interest after such Accrued Class G-2 Interest has been fully paid to the Class G-2 Trustee by a Policy Drawing under the related Policy pursuant to Section 3.7(a) hereof or (y) the Subordination Agent shall receive any amount in respect of a Policy Drawing under the related Policy pursuant to Section 3.7(a) hereof to fully pay Accrued Class G-2 Interest after such Accrued Class G-2 Interest has been paid (in full or in part) to the Class G-2 Trustee by an Interest Drawing under the Class G-2 Primary Liquidity Facility or a withdrawal from the Class G-2 Cash Collateral Account, the Subordination Agent, in the case of either clause (x) or (y), shall pay an amount equal to the amount of such Interest Drawing or withdrawal directly to the Policy Provider as reimbursement of such Policy Drawing rather than to the Class G-2 Certificateholders or the Class G-2 Trustee (except for any such amount constituting an Election Interest Payment with respect to one or more Series G-2 Equipment Notes, which shall be paid directly to the Class G-2 Primary Liquidity Provider as reimbursement for such Interest Drawing or to the Class G-2 Cash Collateral Account as replenishment for such withdrawal, as applicable).

            (c) DOWNGRADE DRAWINGS. (i) With respect to each Primary Liquidity Facility, a Downgrade Drawing shall be requested by the Subordination Agent thereunder as provided in Section 3.6(c)(iii), if at any time, a Downgrade Event shall have occurred with respect to such Primary Liquidity Facility (a "DOWNGRADED FACILITY"), unless an event described in Section 3.6(c)(ii) occurs with respect to such Primary Liquidity Facility.

                  (ii) If at any time any Primary Liquidity Facility becomes a Downgraded Facility, the Subordination Agent shall request a Downgrade Drawing thereunder in accordance with Section 3.6(c)(iii), unless the Primary Liquidity Provider under such Downgraded Facility or Continental arranges for a Replacement Primary Liquidity Provider to issue and deliver a Replacement Primary Liquidity Facility to the Subordination Agent within 10 days after receiving notice of a Downgrade Event (but not later than the expiration date of such Downgraded Facility).

                  (iii) Upon the occurrence of any Downgrade Event with respect to any Primary Liquidity Facility, unless any event described in Section 3.6(c)(ii) occurs with respect thereto, the Subordination Agent shall, on the 10th day referred to in Section 3.6(c)(ii) (or if such 10th day is not a Business Day, on the next succeeding Business Day) (or, if earlier, the expiration date of such Downgraded Facility), request a drawing in accordance with and to the extent permitted by such Downgraded Facility (such drawing, a "DOWNGRADE DRAWING") of the Available Amount thereunder. Amounts drawn pursuant to a Downgrade Drawing shall be maintained and invested as provided in Section 3.6(f) hereof. The applicable Primary Liquidity Provider may also arrange for a Replacement Primary Liquidity Provider to issue and deliver a Replacement Primary Liquidity Facility at any time after such Downgrade Drawing so long as such Downgrade Drawing has not been reimbursed in full to such Primary Liquidity Provider.

                  (iv) If at any time (x) the short-term unsecured debt rating or short-term issuer credit rating of the Class G-1 Above-Cap Liquidity Provider (or, in the case of MLCS, the Above-Cap Liquidity Guarantor), in either case issued by Moody's or Standard & Poor's is lower than the applicable Threshold Rating or (y) in the case of the initial Class G-1 Above-Cap Liquidity Provider, the Above-Cap Liquidity Guarantor's guarantee of MLCS's obligations under the Class G-1 Above Cap Liquidity Facility shall become invalid or unenforceable for any reason, the Class G-1 Above-Cap Liquidity Provider shall provide notice of such event in writing to Continental, the Policy Provider, the Subordination Agent, and the Class G-1 Trustee. Within 10 days after such event (but no later than the expiration date of the Class G-1 Above-Cap Liquidity Facility), such Above-Cap Liquidity Provider may, at its own expense, arrange for one or more Replacement Above-Cap Liquidity Providers to issue and deliver a Replacement Above-Cap Liquidity Facility for the Class G-1 Above-Cap Liquidity Facility to the Subordination Agent. Within such 10 days, Continental may, but shall not be obligated to, at its own expense, make arrangements for any Replacement Above-Cap Liquidity Facility as described in the preceding sentence. In the event that either the Class G-1 Above-Cap Liquidity Provider or Continental makes arrangements for such Replacement Above-Cap Liquidity Facility, (y) the Subordination Agent shall, if and to the extent so requested by the Class G-1 Above-Cap Liquidity Provider or Continental, execute and deliver any certificate or other instrument required to give effect to such replacement and (z) each of the parties hereto shall enter into any amendments to this Agreement necessary to give effect to such replacement. If the Class G-1 Above-Cap Liquidity Facility has not been replaced in accordance with the terms of this paragraph, the Class G-1 Above-Cap Liquidity Facility shall be terminated and the Class G-1 Above-Cap Liquidity Provider shall, on such 10th day (or if such 10th day is not a Business Day, on the next succeeding Business Day) pay to the Subordination Agent, for the benefit of the Class G-1 Trustee on behalf of the holders of the Class G-1 Certificates, the Termination Amount for credit to the Class G-1 Above-Cap Collateral Account to be applied as provided in Section 3.6(f) hereof plus the amount of all other unpaid sums due and payable by the Class G-1 Above-Cap Liquidity Provider thereunder on or prior to such date, and upon such payment, the Class G-1 Above-Cap Liquidity Facility shall be terminated. Subject to the applicable provisions of the Class G-1 Above-Cap Liquidity Facility, the Class G-1 Above-Cap Liquidity Provider may (x) transfer its rights and obligations under the Class G-1 Above-Cap Liquidity Facility or arrange for one or more Replacement Above-Cap Liquidity Providers to issue and deliver a Replacement Above-Cap Liquidity Facility to the Subordination Agent, or (y) be required to pay to the Subordination Agent, for the benefit of the Class G-1 Trustee on behalf of the holders of the Class G-1 Certificates, the Termination Amount for credit to the Class G-1 Above-Cap Collateral Account to be applied as provided in Section 3.6(f) hereof plus the amount of all other unpaid sums then due and payable by the Class G-1 Above-Cap Liquidity Provider thereunder (whereupon the Class G-1 Above-Cap Liquidity Facility shall be terminated).

            (d) NON-EXTENSION DRAWINGS. If any Primary Liquidity Facility with respect to any Class of Certificates is scheduled to expire on a date (the "STATED EXPIRATION DATE") prior to the date that is 15 days after the Final Legal Distribution Date for such Class of Certificates, then, no earlier than the 60th day and no later than the 40th day prior to the then Stated Expiration Date, the Subordination Agent shall request that such Primary Liquidity Provider extend the Stated Expiration Date until the earlier of (i) the date which is 15 days after such Final Legal Distribution Date and (ii) the date that is the day immediately preceding the 364th day occurring after the last day of the applicable Consent Period (as hereinafter defined) (unless the obligations of such Primary Liquidity Provider under such Primary Liquidity Facility are earlier terminated in accordance with such Primary Liquidity Facility). Whether or not the Primary Liquidity Provider has received a request from the Subordination Agent, such Primary Liquidity Provider shall advise the Subordination Agent, no earlier than the 40th day (or, if earlier, the date of such Primary Liquidity Provider's receipt of such request, if any, from the Subordination Agent) and no later than the 25th day prior to the Stated Expiration Date then in effect for such Primary Liquidity Facility (such period, with respect to such Primary Liquidity Facility, the "CONSENT PERIOD"), whether, in its sole discretion, it agrees to extend such Stated Expiration Date. If (A) on or before the date on which such Consent Period ends, such Primary Liquidity Facility shall not have been replaced in accordance with Section 3.6(e) and (B) the applicable Primary Liquidity Provider fails irrevocably and unconditionally to advise the Borrower on or before the date on which such Consent Period ends that such Stated Expiration Date then in effect shall be so extended for such Primary Liquidity Facility, the Subordination Agent shall, on the date on which such Consent Period ends (or as soon as possible thereafter), in accordance with the terms of the expiring Primary Liquidity Facility (a "NON-EXTENDED FACILITY"), request a drawing under such expiring Primary Liquidity Facility (such drawing, a "NON-EXTENSION DRAWING") of all available and undrawn amounts thereunder. Amounts drawn pursuant to a Non-Extension Drawing shall be maintained and invested in accordance with Section 3.6(f) hereof.

            (e) ISSUANCE OF REPLACEMENT PRIMARY LIQUIDITY FACILITY. (i) At any time, Continental may, at its option, with cause or without cause, arrange for a Replacement Primary Liquidity Facility to replace any Primary Liquidity Facility for any Class of Certificates (including any Replacement Primary Liquidity

Facility provided pursuant to Section 3.6(e)(ii) hereof); PROVIDED, HOWEVER, that the initial Primary Liquidity Provider for any Primary Liquidity Facility shall not be replaced by Continental as a Primary Liquidity Provider with respect to such Primary Liquidity Facility prior to the third anniversary of the Closing Date unless (A) there shall have become due to such initial Primary Liquidity Provider, or such initial Primary Liquidity Provider shall have demanded, amounts pursuant to Section 3.01, 3.02 or 3.03 of any applicable Primary Liquidity Facility or pursuant to the Tax Letter and the replacement of such initial Primary Liquidity Provider would reduce or eliminate the obligation to pay such amounts or Continental determines in good faith that there is a substantial likelihood that such initial Primary Liquidity Provider will have the right to claim any such amounts (unless such initial Primary Liquidity Provider waives, in writing, any right it may have to claim such amounts), which determination shall be set forth in a certificate delivered by Continental to such initial Primary Liquidity Provider setting forth the basis for such determination and accompanied by an opinion of outside counsel selected by Continental and reasonably acceptable to such initial Primary Liquidity Provider verifying the legal conclusions, if any, of such certificate relating to such basis, PROVIDED that, in the case of any likely claim for such amounts based upon any proposed, or proposed change in, law, rule, regulation, interpretation, directive, requirement, request or administrative practice, such opinion may assume the adoption or promulgation of such proposed matter, (B) it shall become unlawful or impossible for such initial Primary Liquidity Provider (or its Facility Office) to maintain or fund its LIBOR Advances as described in Section
3.10 of any Primary Liquidity Facility, (C) any Primary Liquidity Facility of such initial Primary Liquidity Provider shall become a Downgraded Facility or a Non-Extended Facility or a Downgrade Drawing or a Non-Extension Drawing shall have occurred under any Primary Liquidity Facility of such initial Primary Liquidity Provider or (D) such initial Primary Liquidity Provider shall have breached any of its payment (including, without limitation, funding) obligations under any Primary Liquidity Facility in respect of which it is the Primary Liquidity Provider. If such Replacement Primary Liquidity Facility is provided at any time after a Downgrade Drawing or Non-Extension Drawing has been made, all funds on deposit in the relevant Cash Collateral Account will be returned to the Primary Liquidity Provider being replaced.

                  (ii) If any Primary Liquidity Provider shall determine not to extend any of its Primary Liquidity Facilities in accordance with Section 3.6(d), then such Primary Liquidity Provider may, at its option, arrange for a Replacement Primary Liquidity Facility to replace such Primary Liquidity Facility during the period no earlier than 40 days and no later than 25 days prior to the then effective Stated Expiration Date of such Primary Liquidity Facility. In addition, so long as Helaba is the Primary Liquidity Provider for any Primary Liquidity Facility, at any time after a Non-Extension Drawing has been made under any such Primary Liquidity Facility or at any time after Helaba has extended the Stated Expiration Date under any such Primary Liquidity Facility to the date that is 15 days after the applicable Final Legal Distribution Date in accordance with the provisions of such Primary Liquidity Facility, the Primary Liquidity Provider thereunder may, at its option, arrange for a Replacement Primary Liquidity Facility to replace such Primary Liquidity Facility; provided, HOWEVER, that if Helaba has extended the Stated Expiration Date as described above, it shall not have the right to replace such Primary Liquidity Facility prior to the first anniversary of the Closing Date.

                  (iii) No Replacement Primary Liquidity Facility arranged by Continental or a Primary Liquidity Provider in accordance with clause (i) or

(ii) above or pursuant to Section 3.6(c), respectively, shall become effective and no such Replacement Primary Liquidity Facility shall be deemed a "Primary Liquidity Facility" under the Operative Agreements, unless and until (A) each of the conditions referred to in sub-clauses (iv)(x) and (z) below shall have been satisfied, (B) if such Replacement Primary Liquidity Facility shall materially adversely affect the rights, remedies, interests or obligations of the Class G-1 Certificateholders or the Class G-2 Certificateholders under any of the Operative Agreements, the applicable Trustee shall have consented, in writing, to the execution and issuance of such Primary Replacement Liquidity Facility and
(C) in the case of a Primary Replacement Liquidity Facility arranged by a Primary Liquidity Provider under Section 3.6(e)(ii) or pursuant to Section 3.6(c), such Replacement Primary Liquidity Facility is acceptable to Continental.

                  (iv) In connection with the issuance of each Replacement Primary Liquidity Facility, the Subordination Agent shall (x) prior to the issuance of such Replacement Primary Liquidity Facility, obtain written confirmation from each Rating Agency that such Replacement Primary Liquidity Facility will not cause a reduction of any rating then in effect for any Class of Certificates by such Rating Agency (without regard to any downgrading of any rating of any Primary Liquidity Provider being replaced pursuant to Section 3.6(c) hereof and without regard to the Policy for such Class) and the written consent of the Policy Provider (which consent will not be unreasonably withheld or delayed), (y) pay all Liquidity Obligations then owing to the replaced Primary Liquidity Provider (which payment shall be made first from available funds in the applicable Cash Collateral Account as described in clause (v) of
Section 3.6(f) hereof, and thereafter from any other available source, including, without limitation, a drawing under the Replacement Primary Liquidity Facility) and (z) cause the issuer of the Replacement Primary Liquidity Facility to deliver the Replacement Primary Liquidity Facility to the Subordination Agent, together with a legal opinion opining that such Replacement Primary Liquidity Facility is an enforceable obligation of such Replacement Primary Liquidity Provider. In connection with the issuance of each Replacement Primary Liquidity Facility, the Primary Liquidity Provider being replaced agrees to return its certified copy of the related Policy to the Policy Provider prior to the issuance of such Replacement Primary Liquidity Facility.

                  (v) Upon satisfaction of the conditions set forth in clauses
(iii) and (iv) of this Section 3.6(e) with respect to a Replacement Primary Liquidity Facility, (w) the replaced Primary Liquidity Facility shall terminate,
(x) the Subordination Agent shall, if and to the extent so requested by Continental or the Primary Liquidity Provider being replaced, execute and deliver any certificate or other instrument required in order to terminate the replaced Primary Liquidity Facility, shall surrender the replaced Primary Liquidity Facility to the Primary Liquidity Provider being replaced and shall execute and deliver the Replacement Primary Liquidity Facility and any associated Fee Letters, (y) each of the parties hereto shall enter into any amendments to this Agreement necessary to give effect to (1) the replacement of the applicable Primary Liquidity Provider with the applicable Replacement Primary Liquidity Provider and (2) the replacement of the applicable Primary Liquidity Facility with the applicable Replacement Primary Liquidity Facility and (z) the applicable Replacement Primary Liquidity Provider shall be deemed to be a Primary Liquidity Provider with the rights and obligations of a Primary Liquidity Provider hereunder and under the other Operative Agreements and such Replacement Primary Liquidity Facility shall be deemed to be a Primary Liquidity Facility hereunder and under the other Operative Agreements.

            (f) CASH COLLATERAL ACCOUNTS; ABOVE-CAP ACCOUNTS; WITHDRAWALS; INVESTMENTS. In the event the Subordination Agent shall draw all available amounts under the Class G-1 Primary Liquidity Facility or the Class G-2 Primary Liquidity Facility pursuant to Section 3.6(c), 3.6(d) or 3.6(i) hereof, or in the event amounts are to be deposited in the Class G-1 Cash Collateral Account or the Class G-2 Cash Collateral Account pursuant to subclause (i)(A) or (i)(B) of clause "third" of Section 2.4(b)(i), subclause (i)(A) or (i)(B) of clause "third" of Section 3.2 or subclause (i)(A) or (i)(B) of clause "fourth" of
Section 3.3, amounts so drawn or to be deposited, as the case may be, shall be deposited by the Subordination Agent in the Class G-1 Cash Collateral Account or the Class G-2 Cash Collateral Account, as applicable. If the Class G-1 Above-Cap Liquidity Provider shall at any time make a Termination Amount payment under the Class G-1 Above-Cap Liquidity Facility, such Termination Amount payment shall be deposited by the Subordination Agent in the Class G-1 Above-Cap Collateral Account, to be applied as specified below in this Section 3.6(f). All amounts on deposit in each Cash Collateral Account shall be invested and reinvested in Eligible Investments in accordance with Section 2.2(b) hereof.

            On each Interest Payment Date (or, in the case of any Special Distribution Date with respect to a distribution pursuant to Section 2.4(b) hereof occurring prior to the occurrence of a Triggering Event, on such Special Distribution Date), Investment Earnings on amounts on deposit in each Cash Collateral Account with respect to any Primary Liquidity Facility (or, in the case of any Special Distribution Date with respect to a distribution pursuant to
Section 2.4(b) hereof occurring prior to the occurrence of a Triggering Event, a fraction of such Investment Earnings equal to the Section 2.4(b) Fraction) shall be deposited in the Collection Account (or, in the case of any Special Distribution Date with respect to a distribution pursuant to Section 2.4(b) hereof occurring prior to the occurrence of a Triggering Event, the Special Payments Account) and applied on such Interest Payment Date (or Special Distribution Date, as the case may be) in accordance with Section 2.4, 3.2, 3.3 or 3.4 (as applicable). Investment Earnings on amounts on deposit in the Class G-1 Above-Cap Collateral Account shall be credited to such account and applied in the same manner as the Termination Amount payment credited thereto. Investment Earnings on amounts on deposit in the Class G-1 Above-Cap Account shall be credited to such account and applied in the same manner as Above-Cap Payments credited thereto. The Subordination Agent shall deliver a written statement to Continental, each Liquidity Provider and the Policy Provider one day prior to each Interest Payment Date and Special Distribution Date setting forth the aggregate amount of Investment Earnings held in the Cash Collateral Accounts as of such date. The Subordination Agent shall also deliver a written statement to Continental, each Liquidity Provider and the Policy Provider one day after each Distribution Date on which amounts have been deposited in the Class G-1 Above-Cap Account and/or withdrawn from the Class G-1 Above-Cap Collateral Account setting forth the amount of such deposit and/or withdrawal. In addition, from and after the date funds are so deposited, the Subordination Agent shall make withdrawals from such accounts as follows:

            (i) on each Distribution Date, the Subordination Agent shall, to the extent it shall not have received funds to pay accrued and unpaid interest due and owing on the Class G-1 Certificates (at the applicable Stated Interest Rate for the Class G-1 Certificates) after giving effect to the subordination provisions of this Agreement and any Election Interest Payment made by the Policy Provider, (A) withdraw from the Class G-1 Cash

      Collateral Account, and pay to the Class G-1 Trustee, an amount equal to the lesser of (x) an amount necessary to pay accrued and unpaid interest (at the applicable Stated Interest Rate for the Class G-1 Certificates) on such Class G-1 Certificates and (y) the amount on deposit in the Class G-1 Cash Collateral Account (so long as the aggregate amount of unreplenished withdrawals, including such withdrawal, does not exceed the Required Amount for such Distribution Date); and (B) if an "Above-Cap Payment" would have been required to be made on such Distribution Date pursuant to the terms of the Class G-1 Above-Cap Liquidity Facility were such Liquidity Facility still in effect, withdraw from the Class G-1 Above-Cap Collateral Account, and deposit into the Class G-1 Above-Cap Account, an amount (if any) equal to the lesser of (x) an amount equal to such Above-Cap Payment and (y) the amount on deposit in the Class G-1 Above-Cap Collateral Account;

            (ii) on each Distribution Date, the Subordination Agent shall, to the extent it shall not have received funds to pay accrued and unpaid interest due and owing on the Class G-2 Certificates (at the Stated Interest Rate for the Class G-2 Certificates) after giving effect to the subordination provisions of this Agreement and any Election Interest Payment made by the Policy Provider, withdraw from the Class G-2 Cash Collateral Account, and pay to the Class G-2 Trustee, an amount equal to the lesser of (x) an amount necessary to pay accrued and unpaid interest (at the Stated Interest Rate for the Class G-2 Certificates) on such Class G-2 Certificates and (y) the amount on deposit in the Class G-2 Cash Collateral Account;

            (iii) on each date on which the Pool Balance of the Class G-1 Trust shall have been reduced by payments made to the Class G-1 Certificateholders pursuant to Section 2.4, 3.2 or 3.3 hereof or pursuant to Section 2.03 of the Escrow and Paying Agent Agreement for such Class, the Subordination Agent shall withdraw from the Class G-1 Cash Collateral Account such amount as is necessary so that, after giving effect to the reduction of the Pool Balance on such date (and any reduction in the amounts on deposit in the Class G-1 Cash Collateral Account resulting from a prior withdrawal of amounts on deposit in the Class G-1 Cash Collateral Account on such date) and any transfer of Investment Earnings from such Cash Collateral Account to the Collection Account or the Special Payments Account on such date, an amount equal to the sum of the Required Amount (calculated for purposes of this clause (iii) on the basis of Capped LIBOR of 15.00% per annum) (with respect to the Class G-1 Primary Liquidity Facility) plus (if on a Distribution Date not coinciding with an Interest Payment Date) Investment Earnings on deposit in such Cash Collateral Account (after giving effect to any such transfer of Investment Earnings) will be on deposit in the Class G-1 Cash Collateral Account and shall first, pay such withdrawn amount to the Class G-1 Primary Liquidity Provider until the Liquidity Obligations (with respect to the Class G-1 Certificates) owing to such Primary Liquidity Provider shall have been paid in full, and second, deposit any remaining withdrawn amount in the Collection Account;

            (iv) on each date on which the Pool Balance of the Class G-2 Trust shall have been reduced by payments made to the Class G-2 Certificateholders pursuant to Section 2.4, 3.2 or 3.3 hereof or pursuant to Section 2.03 of the Escrow and Paying Agent Agreement for such Class, the Subordination Agent shall withdraw from the Class G-2 Cash Collateral

      Account such amount as is necessary so that, after giving effect to the reduction of the Pool Balance on such date (and any reduction in the amounts on deposit in the Class G-2 Cash Collateral Account resulting from a prior withdrawal of amounts on deposit in the Class G-2 Cash Collateral Account on such date) and any transfer of Investment Earnings from such Cash Collateral Account to the Collection Account or the Special Payments Account on such date, an amount equal to the sum of the Required Amount (with respect to the Class G-2 Primary Liquidity Facility) plus (if on a Distribution Date not coinciding with an Interest Payment Date) Investment Earnings on deposit in such Cash Collateral Account (after giving effect to any such transfer of Investment Earnings) will be on deposit in the Class G-2 Cash Collateral Account and shall first, pay such withdrawn amount to the Class G-2 Primary Liquidity Provider until the Liquidity Obligations (with respect to the Class G-2 Certificates) owing to such Primary Liquidity Provider shall have been paid in full, and second, deposit any remaining withdrawn amount in the Collection Account;

            (v) if a Replacement Primary Liquidity Facility for any Class of Certificates shall be delivered to the Subordination Agent following the date on which funds have been deposited into the Cash Collateral Account related to the Primary Liquidity Facility for such Class of Certificates, the Subordination Agent shall withdraw all amounts on deposit in such Cash Collateral Account and shall pay such amounts to the replaced Primary Liquidity Provider until all Liquidity Obligations owed to such Person shall have been paid in full, and shall deposit any remaining amount in the Collection Account; and

            (vi) (x) following the payment of Final Distributions with respect to any Class of Certificates, on the date on which the Subordination Agent shall have been notified by the Primary Liquidity Provider for such Class of Certificates that the Primary Liquidity Obligations owed to such Primary Liquidity Provider have been paid in full, the Subordination Agent shall withdraw all amounts on deposit in the Cash Collateral Account related to the Primary Liquidity Facility in respect of such Class of Certificates and shall deposit such amount in the Collection Account and
      (y) on the first Business Day occurring immediately after the earlier of
      (1) the date of the payment of Final Distributions with respect to the Class G-1 Certificates and (2) the Final Legal Distribution Date for the Class G-1 Certificates (after giving effect to all distributions to be made on such date), the Subordination Agent shall pay to the Class G-1 Above-Cap Liquidity Provider an amount equal to the sum of the amounts (if any) on deposit in (A) the Class G-1 Above-Cap Account and (B) the Class G-1 Above-Cap Collateral Account.

            (g) REINSTATEMENT. With respect to any Interest Drawing under the Primary Liquidity Facility for any Trust, upon the reimbursement of the applicable Primary Liquidity Provider for all or any part of the amount of such Interest Drawing, together with any accrued interest thereon, the Available Amount of such Primary Liquidity Facility shall be reinstated by an amount equal to the amount of such Interest Drawing so reimbursed to the applicable Primary Liquidity Provider but not to exceed the Stated Amount for such Primary Liquidity Facility; PROVIDED, HOWEVER, that such Primary Liquidity Facility shall not be so reinstated in part or in full at any time if (x) both a Performing Note Deficiency exists and a Liquidity Event of Default shall have occurred and be continuing with respect to the relevant Primary Liquidity

Facility or (y) a Final Drawing shall have occurred with respect to such Primary Liquidity Facility; PROVIDED FURTHER, that any payment by the Policy Provider to any Primary Liquidity Provider of any amounts pursuant to the second proviso to
Section 2.6(c) shall not reinstate the related Primary Liquidity Facility, but such Primary Liquidity Facility (so long as such Primary Liquidity Facility is in effect) shall be reinstated, pro tanto, to the extent the Policy Provider receives any reimbursement in respect of such payment under clause "third" of
Section 2.4(b), clause "third" of Section 3.2 or clause "fourth" of Section 3.3, unless (x) both a Performing Note Deficiency exists and a Liquidity Event of Default shall have occurred and be continuing with respect to such Primary Liquidity Facility or (y) a Final Drawing shall have occurred with respect to such Primary Liquidity Facility. In the event that, with respect to any particular Primary Liquidity Facility, (i) funds are withdrawn from any related Cash Collateral Account pursuant to clause (i) or (ii) of Section 3.6(f) hereof or (ii) such Primary Liquidity Facility shall become a Downgraded Facility or a Non-Extended Facility at a time when unreimbursed Interest Drawings under such Primary Liquidity Facility have reduced the Available Amount thereunder to zero, then funds received by the Subordination Agent at any time other than (x) any time when a Liquidity Event of Default shall have occurred and be continuing with respect to such Primary Liquidity Facility and a Performing Note Deficiency exists or (y) any time after a Final Drawing shall have occurred with respect to such Primary Liquidity Facility, shall be deposited in such Cash Collateral Account as and to the extent provided in clause "THIRD" of Section 2.4(b), clause "THIRD" of Section 3.2 or clause "FOURTH" of Section 3.3, as applicable, and applied in accordance with Section 3.6(f) hereof.

            (h) REIMBURSEMENT. The amount of each drawing under the Primary Liquidity Facilities shall be due and payable, together with interest thereon, on the dates and at the rates, respectively, provided in the Primary Liquidity Facilities. The Subordination Agent shall have no obligation to reimburse the Above-Cap Liquidity Provider for any Above-Cap Payments and the Above-Cap Liquidity Provider shall have no interest in any monies credited to any Trust Account.

            (i) FINAL DRAWING. Upon receipt from a Primary Liquidity Provider of a Termination Notice with respect to any Primary Liquidity Facility, the Subordination Agent shall, not later than the date specified in such Termination Notice, in accordance with the terms of such Primary Liquidity Facility, request a drawing under such Primary Liquidity Facility of all available and undrawn amounts thereunder (a "FINAL DRAWING"). Amounts drawn pursuant to a Final Drawing shall be maintained and invested in accordance with Section 3.6(f) hereof.

            (j) ADJUSTMENTS OF STATED AMOUNT. Promptly following each date on which the Required Amount of the Primary Liquidity Facility for a Class of Certificates is (1) reduced as a result of a reduction in the Pool Balance with respect to such Certificates (including by reason of a Policy Provider Election with respect to one or more Series G-1 Equipment Notes or Series G-2 Equipment Notes) or otherwise, or (2) with respect to the Class G-1 Certificates, increased as a result of an increase in the Capped Interest Rate for such Class of Certificates, the Stated Amount of such Primary Liquidity Facility shall automatically be adjusted to an amount equal to the Required Amount with respect to such Primary Liquidity Facility (as calculated by the Subordination Agent after giving effect to such payment).

            (k) RELATION TO SUBORDINATION PROVISIONS. Interest Drawings under the Primary Liquidity Facilities and withdrawals from the Cash Collateral Accounts relating to such Primary Liquidity Facilities and the Class G-1 Above-Cap Account, in each case, in respect of interest on the Certificates of any Class, will be distributed to the Trustee for such Class of Certificates, notwithstanding Sections 2.4, 3.2 and 3.3 hereof.

            (l) ASSIGNMENT OF LIQUIDITY FACILITY. The Subordination Agent agrees not to consent to the assignment by any Liquidity Provider of any of its rights or obligations under any Liquidity Facility or any interest therein, unless (i) Continental shall have consented to such assignment and (ii) each Rating Agency shall have provided a Ratings Confirmation in respect of such assignment and
(iii) the Policy Provider shall have consented to such assignment (which consent shall not be unreasonably withheld or delayed); PROVIDED, that the Subordination Agent shall consent to such assignment if the conditions in the foregoing clauses (i), (ii) and (iii) are satisfied, and the foregoing is not intended to and shall not be construed to limit the rights of the initial Primary Liquidity Provider under Section 3.6(e)(ii).

            SECTION 3.7. THE POLICIES. (a) INTEREST DRAWINGS. If on any Regular Distribution Date (other than the Final Legal Distribution Date) after giving effect to the subordination provisions of this Agreement and to the application of Prior Funds, the Subordination Agent does not then have sufficient funds available for the payment of all amounts due and owing in respect of (i) accrued and unpaid interest on the Class G-1 Certificates at the applicable Stated Interest Rate and, without duplication, accrued and unpaid interest on any Deposit relating to the applicable Escrow Receipts (collectively, "ACCRUED CLASS G-1 INTEREST"), or (ii) accrued and unpaid interest on the Class G-2 Certificates at the applicable Stated Interest Rate and, without duplication, accrued and unpaid interest on any Deposit relating to the applicable Escrow Receipts (collectively, "ACCRUED CLASS G-2 INTEREST"), then the Subordination Agent (A) prior to 1:00 p.m. (New York City time) on such Distribution Date shall deliver a Notice for Payment, as provided in the related Policy, to the Policy Provider or its fiscal agent, requesting a Policy Drawing under the applicable Policy (for payment into the applicable Policy Account) in an amount sufficient to enable the Subordination Agent to pay such Accrued Class G-1 Interest or Accrued Class G-2 Interest, as applicable, and (B) upon receipt shall pay such amount from the applicable Policy Account to the Class G-1 Trustee, the Class G-2 Trustee or the relevant Escrow Agent, as applicable, in payment of such Accrued Class G-1 Interest or Accrued Class G-2 Interest, as applicable.

            (b) PROCEEDS DEFICIENCY DRAWING. If on any Special Distribution Date (which is not also an Election Distribution Date with respect to the applicable Equipment Note) established by the Subordination Agent by reason of its receipt of a Special Payment constituting the proceeds from the sale of any Series G-1 Equipment Note or Series G-2 Equipment Note (or, in either case, Collateral under (and as defined in) the related Indenture), as the case may be (each, a "Disposition"), after giving effect to the subordination provisions of this Agreement and to the application of Prior Funds, the Subordination Agent does not then have sufficient funds available for (A) a reduction in the outstanding Pool Balance of the Class G-1 Certificates or the Class G-2 Certificates, as the case may be, by an amount equal to the outstanding principal amount of such Equipment Note (determined immediately prior to the receipt of such proceeds) and (B) the payment of accrued and unpaid interest on the amount of such reduction at the Stated Interest Rate for the Class G-1 Certificates or the Class G-2 Certificates, as the case may be, for the period from the immediately preceding Regular Distribution Date to such Special Distribution Date, then the Subordination Agent (i) prior to 1:00 p.m. (New York City time) on such Special Distribution Date shall deliver a Notice for Payment, as provided in the related Policy, to the Policy Provider or its fiscal agent, requesting a Policy Drawing under such Policy (for payment into the applicable Policy Account) in an amount sufficient to enable the Subordination Agent to pay the amount of such reduction and the amount of such accrued and unpaid interest and (ii) upon receipt shall pay such amount from such Policy Account to the Class G-1 Trustee or the Class G-2 Trustee, as applicable, in payment of such reduction in the outstanding Pool Balance of the Class G-1 Certificates or the Class G-2 Certificates, as the case may be, plus such accrued and unpaid interest.

            (c) NO PROCEEDS DRAWING. On the first Business Day (which shall be a Special Distribution Date) that is 24 months after the last date on which any payment was made in full on any Series G-1 Equipment Note or Series G-2 Equipment Note (the "Last Payment Date") as to which there has been a failure to pay principal or that has been Accelerated subsequent to the Last Payment Date, if on or prior to such Business Day the Subordination Agent has not received a Special Payment constituting proceeds from the Disposition of or in respect of such Equipment Note, unless a Policy Provider Election has been made with respect to such Equipment Note, the Subordination Agent shall deliver a Notice for Payment, as provided in the related Policy, to the Policy Provider or its fiscal agent, requesting a Policy Drawing under such Policy (for payment into the Policy Account) in an amount equal to the then outstanding principal amount of such Equipment Note plus accrued and unpaid interest thereon at the Stated Interest Rate for the Class G-1 Certificates or the Class G-2 Certificates, as the case may be, from the immediately preceding Regular Distribution Date to such Special Distribution Date. Unless a Policy Provider Election has been made with respect to such Equipment Note, the Subordination Agent shall promptly, but not less than 25 days prior to such Special Distribution Date, send to the Class G-1 Trustee or the Class G-2 Trustee, as applicable, and the Policy Provider a Written Notice setting forth the non-receipt of any such Special Payment and establishing such Special Distribution Date as the date for the distribution of the proceeds of such Policy Drawing. No later than 1:00 p.m. (New York City time) on the specified Special Distribution Date, the Subordination Agent shall make the specified Policy Drawing and upon its receipt of the proceeds thereof pay the amount thereof from the applicable Policy Account to the Class G-1 Trustee or the Class G-2 Trustee, as applicable, in reduction of the outstanding Pool Balance of the Class G-1 Certificates or the Class G-2 Certificates, as the case may be, together with such accrued and unpaid interest thereon. For the avoidance of doubt, after the payment in full of such amount under this Section 3.7(c), the Subordination Agent shall have no right to make any further Policy Drawings under this Section 3.7(c) in respect of any Disposition of or in respect of such Equipment Note except for Preference Amounts as provided in
Section 3.7(e).

            Notwithstanding the foregoing, the Policy Provider has the right, by Written Notice to the Subordination Agent given at least 35 days prior to the end of any such 24-month period, so long as no Policy Provider Default shall have occurred and be continuing, to make an election (the "POLICY PROVIDER ELECTION"), instead (a) to pay on such Special Distribution Date an amount equal to any shortfall in the scheduled principal and interest payable but not paid on such Series G-1 Equipment Note or Series G-2 Equipment Note, as the case may be (without regard to the Acceleration thereof), during such 24-month period (reduced by the amount of funds received from, in the case of a Series G-1 Equipment Note, the Class G-1 Primary Liquidity Facility, the Class G-1 Cash Collateral Account or the Class G-1 Above-Cap Account or, in the case of a

Series G-2 Equipment Note, the Class G-2 Primary Liquidity Facility or the Class G-2 Cash Collateral Account, in each case with respect to such interest), (b) thereafter, on each Regular Distribution Date until the establishment of an Election Distribution Date or a Special Distribution Date referred to in clause
(c)(i) below, to permit drawings under the related Policy for an amount equal to the scheduled principal (without regard to any Acceleration thereof) and interest payments (without regard to any funds available under any Primary Liquidity Facility, any Cash Collateral Account or the Class G-1 Above-Cap Account) at the Stated Interest Rate for the Class G-1 Certificates or the Class G-2 Certificates, as the case may be, scheduled to be paid on such Equipment Note on the related payment date (each such interest payment on such Equipment Note, an "ELECTION INTEREST PAYMENT") and (c) (i) on any Business Day (which shall be a Special Distribution Date) elected by the Policy Provider upon 20 days' Written Notice to the Subordination Agent and the Class G-1 Trustee or the Class G-2 Trustee, as applicable, have the right to request the Subordination Agent, or (ii) following either the occurrence and continuation of a Policy Provider Default or the Disposition of or in respect of such Equipment Note, on any Business Day (which shall be a Special Distribution Date) specified by the Subordination Agent upon 20 days' Written Notice to the Class G-1 Trustee or the Class G-2 Trustee, as applicable (each such Business Day in the case of clause
(ii) an "ELECTION DISTRIBUTION DATE"), permit the Subordination Agent, in each case, to make a Policy Drawing under the related Policy for an amount equal to the then outstanding principal balance of such Equipment Note (less any Policy Drawings previously paid by the Policy Provider in respect of principal of such Equipment Note) and accrued and unpaid interest on such amount at the Stated Interest Rate for the Class G-1 Certificates or the Class G-2 Certificates, as the case may be, from the immediately preceding Regular Distribution Date to such Election Distribution Date or such Special Distribution Date, as the case may be and without derogation of the Policy Provider's continuing obligations for all previous Policy Drawings that remain unpaid in respect of such Equipment Note. The Subordination Agent shall make each such drawing referred to in this paragraph under the related Policy (for payment into the Policy Account) no later than 1:00 p.m. (New York City time) on each such date and upon its receipt of the proceeds thereof pay the amount thereof from the applicable Policy Account to the Class G-1 Trustee or the Class G-2 Trustee, as applicable, in reduction of the outstanding Pool Balance of the Class G-1 Certificates or the Class G-2 Certificates, as the case may be, together with such accrued and unpaid interest thereon.

            In addition, regardless of whether or not the Policy Provider makes a Policy Provider Election, the Policy Provider shall, from and after the end of such 24-month period, honor drawings by either Primary Liquidity Provider in respect of amounts referred to in clause (g) of the definition of "Deficiency Amount" contained in the related Policy (each, an "EXCESS INTEREST POLICY DRAWING"). Each Primary Liquidity Provider agrees to make such Excess Interest Policy Drawings and that the proceeds thereof shall reduce PRO TANTO the Liquidity Obligations owing to it. Upon the issuance of any Replacement Primary Liquidity Facility pursuant to Section 3.6(e), the Policy Provider agrees to promptly deliver to the Replacement Primary Liquidity Provider providing such Replacement Primary Liquidity Facility a certified copy of the related Policy, provided that the Primary Liquidity Provider being replaced returns its certified copy of the related Policy to the Policy Provider.

            (d) FINAL POLICY DRAWING. If on the Final Legal Distribution Date of the Class G-1 Certificates or the Class G-2 Certificates, after giving effect to the subordination provisions of this Agreement and to the application of Prior Funds, the Subordination Agent does not then have sufficient funds available on such date for the payment in full of the Final Distributions (calculated as of such date but excluding any accrued and unpaid Premium) on the Class G-1 Certificates or the Class G-2 Certificates, as the case may be, then the Subordination Agent shall (i) prior to 1:00 p.m. (New York City time) on such date deliver a Notice for Payment, as provided in the related Policy, to the Policy Provider or its fiscal agent, requesting a Policy Drawing under such Policy (for payment into the applicable Policy Account) in an amount equal to the minimum amount sufficient to enable the Subordination Agent to pay the Final Distributions (calculated as of such date but excluding any accrued and unpaid Premium) on the Class G-1 Certificates or the Class G-2 Certificates, as the case may be, and (ii) upon receipt pay such amount from the applicable Policy Account to the Class G-1 Trustee or the Class G-2 Trustee, as applicable, in payment of such amount.

            (e) AVOIDANCE DRAWINGS. If at any time the Subordination Agent shall have actual knowledge of the issuance of any Order, the Subordination Agent shall promptly give notice thereof to each Trustee, each Primary Liquidity Provider and the Policy Provider. The Subordination Agent shall thereupon calculate the relevant Preference Amounts resulting therefrom and shall promptly: (a) send to the Class G-1 Trustee and the Class G-2 Trustee a Written Notice of such amounts and (b) prior to the expiration of the related Policy, deliver to the Policy Provider or its fiscal agent a Notice of Avoided Payment under such Policy, together with a copy of the documentation required by such Policy with respect thereto, requesting a Policy Drawing thereunder (for payment to the receiver, conservator, debtor-in-possession, trustee in bankruptcy or the Subordination Agent, as applicable (for deposit into the applicable Policy Account)) in an amount equal to the amount of relevant Preference Amount. To the extent that any portion of such Preference Amount is to be paid to the Subordination Agent, such Written Notice shall also set the date for the distribution of such portion of the proceeds of such Policy Drawing which date shall constitute a Special Distribution Date and shall be the earlier of three Business Days after the date of the expiration of the related Policy and the Business Day that immediately follows the 25th day after the date of such Written Notice. Upon receipt, the Subordination Agent shall pay the proceeds of the specified Policy Drawing under the related Policy to the Class G-1 Trustee and the Class G-2 Trustee, as applicable.

            (f) APPLICATION OF POLICY DRAWINGS. Notwithstanding anything to the contrary contained in this Agreement (including, without limitation, Sections 2.4, 3.2 and 3.3 hereof), except as provided in Section 3.6(b) hereof, all payments received by the Subordination Agent in respect of a Policy Drawing (including, without limitation, that portion, if any, of the proceeds of a Policy Drawing for any Preference Amount that is to be paid to the Subordination Agent and not to any receiver, conservator, debtor-in-possession or trustee in bankruptcy as provided in the applicable Policy) shall be promptly paid from the applicable Policy Account to the Class G-1 Trustee, the Class G-2 Trustee or the relevant Escrow Agent, as applicable, for distribution to the Class G-1 Certificateholders, the Class G-2 Certificateholders or the holders of the applicable Escrow Receipts, as the case may be.

            (g) LIMITATION TO OUTSTANDING POOL BALANCE; INTEREST ON POLICY DRAWINGS. Notwithstanding anything to the contrary in this Section 3.7, except as provided in Section 3.7(e), at no time shall the Subordination Agent make any Policy Drawing under either Policy under clause (b), (c) or (d) of this Section
3.7 in excess of the then outstanding Pool Balance of the Class G-1 Certificates or the Class G-2 Certificates, as applicable, and accrued and unpaid interest at the Stated Interest Rate on the Class G-1 Certificates or the Class G-2 Certificates, as applicable. Nothing contained in this Intercreditor Agreement shall alter or amend the liabilities, obligations, requirements or procedures of the Policy Provider under either Policy, and the Policy Provider shall not be obligated to make payment except at the times and in the amounts and under the circumstances expressly set forth in each Policy. Except for Policy Provider Interest Obligations, no interest shall accrue on any Policy Drawing or any other payment made by the Policy Provider.

            (h) RESUBMISSION OF NOTICE FOR PAYMENT. If the Policy Provider at any time informs the Subordination Agent in accordance with either Policy that a Notice for Payment or Notice of Avoided Payment submitted by the Subordination Agent does not meet the requirements of such Policy, the Subordination Agent shall, as promptly as possible after being so informed, submit to the Policy Provider an amended and revised Notice for Payment or Notice of Avoided Payment, as the case may be, and shall pay to the Class G-1 Trustee or the Class G-2 Trustee, as applicable, out of the applicable Policy Account the amount received pursuant to such amended or revised Notice for Payment or Notice of Avoided Payment, as the case may be, when received.


                                   ARTICLE IV

                              EXERCISE OF REMEDIES

            SECTION 4.1. DIRECTIONS FROM THE CONTROLLING PARTY. (a) (i) Following the occurrence and during the continuation of an Indenture Default under any Indenture, the Controlling Party shall direct the Subordination Agent, which in turn shall direct the Loan Trustee under such Indenture, in the exercise of remedies available to the holders of the Equipment Notes issued pursuant to such Indenture, including, without limitation, the ability to vote all such Equipment Notes in favor of Accelerating such Equipment Notes in accordance with the provisions of such Indenture. If the Equipment Notes issued pursuant to any Indenture have been Accelerated following an Indenture Default with respect thereto, the Controlling Party may direct the Subordination Agent to sell, assign, contract to sell or otherwise dispose of and deliver all (but not less than all) of such Equipment Notes to any Person at public or private sale, at any location at the option of the Controlling Party, all upon such terms and conditions as it may reasonably deem advisable in accordance with applicable law.

                  (ii) Notwithstanding the foregoing, so long as any Certificates remain Outstanding, during the period ending on the date which is nine months after the earlier of (x) the Acceleration of the Equipment Notes issued pursuant to any Indenture or (y) the occurrence of a Continental Bankruptcy Event, without the consent of each Trustee, no Aircraft subject to the Lien of such Indenture or such Equipment Notes may be sold if the net proceeds from such sale would be less than the Minimum Sale Price for such Aircraft or such Equipment Notes.

                  (iii) At the request of the Controlling Party, the Subordination Agent may from time to time during the continuance of an Indenture Default (and before the occurrence of a Triggering Event) commission LTV Appraisals with respect to the Aircraft subject to such Indenture.

                  (iv) After a Triggering Event occurs and any Equipment Note becomes a Non-Performing Equipment Note, the Subordination Agent shall obtain Appraisals with respect to all of the Aircraft (the "LTV APPRAISALS") as soon as practicable and additional LTV Appraisals on or prior to each anniversary of the date of such initial LTV Appraisals; provided that if the Controlling Party reasonably objects to the appraised value of the Aircraft shown in such LTV Appraisals, the Controlling Party shall have the right to obtain or cause to be obtained substitute LTV Appraisals (including any LTV Appraisals based upon physical inspection of the Aircraft).

            (b) Following the occurrence and during the continuance of an Indenture Default under any Indenture, the Controlling Party shall take such actions as it may reasonably deem most effectual to complete the sale or other disposition of the relevant Aircraft or Equipment Notes. In addition, in lieu of any sale, assignment, contract to sell or other disposition, the Controlling Party may maintain or cause the Subordination Agent to maintain possession of such Equipment Notes and continue to apply monies received in respect of such Equipment Notes in accordance with Article III hereof. In addition, in lieu of such sale, assignment, contract to sell or other disposition, or in lieu of such maintenance of possession, the Controlling Party may, subject to the terms and conditions of the related Indenture, instruct the Loan Trustee under such Indenture to foreclose on the Lien on the related Aircraft or to take any other remedial action permitted under such Indenture or under any applicable law.

            SECTION 4.2. REMEDIES CUMULATIVE. Each and every right, power and remedy given to the Trustees, the Primary Liquidity Providers, the Policy Provider, the Controlling Party or the Subordination Agent specifically or otherwise in this Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may, subject always to the terms and conditions hereof, be exercised from time to time and as often and in such order as may be deemed expedient by any Trustee, any Primary Liquidity Provider, the Policy Provider, the Controlling Party or the Subordination Agent, as appropriate, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by any Trustee, any Primary Liquidity Provider, the Policy Provider, the Controlling Party or the Subordination Agent in the exercise of any right, remedy or power or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default or to be an acquiescence therein.

            SECTION 4.3. DISCONTINUANCE OF PROCEEDINGS. In case any party to this Agreement (including the Controlling Party in such capacity) shall have instituted any Proceeding to enforce any right, power or remedy under this Agreement by foreclosure, entry or otherwise, and such Proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Person instituting such Proceeding, then and in every such case each such party shall, subject to any determination in such Proceeding, be restored to its former position and rights hereunder, and all rights, remedies and powers of such party shall continue as if no such Proceeding had been instituted.

            SECTION 4.4. RIGHT OF CERTIFICATEHOLDERS, THE PRIMARY LIQUIDITY PROVIDERS AND THE POLICY PROVIDER TO RECEIVE PAYMENTS NOT TO BE IMPAIRED. Anything in this Agreement to the contrary notwithstanding but subject to each Trust Agreement, the right of any Certificateholder, any Primary Liquidity Provider or the Policy Provider, respectively, to receive payments hereunder (including without limitation pursuant to Section 2.4, 3.2 or 3.3 hereof) when due, or to institute suit for the enforcement of any such payment on or after the applicable Distribution Date, shall not be impaired or affected without the consent of such Certificateholder, such Primary Liquidity Provider or Policy Provider, respectively.

            SECTION 4.5. UNDERTAKING FOR COSTS. In any Proceeding for the enforcement of any right or remedy under this Agreement or in any Proceeding against any Controlling Party or the Subordination Agent for any action taken or omitted by it as Controlling Party or Subordination Agent, as the case may be, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. The provisions of this Section do not apply to a suit instituted by the Subordination Agent, a Liquidity Provider, the Policy Provider or a Trustee or a suit by Certificateholders holding more than 10% of the original principal amount of any Class of Certificates.


                                    ARTICLE V

                       DUTIES OF THE SUBORDINATION AGENT;
                          AGREEMENTS OF TRUSTEES, ETC.

            SECTION 5.1. NOTICE OF INDENTURE DEFAULT OR TRIGGERING EVENT. (a) In the event the Subordination Agent shall have actual knowledge of the occurrence of an Indenture Default or a Triggering Event, as promptly as practicable, and in any event within 10 days after obtaining knowledge thereof, the Subordination Agent shall transmit by mail or courier to the Rating Agencies, the Liquidity Providers, the Policy Provider and the Trustees notice of such Indenture Default or Triggering Event, unless such Indenture Default or Triggering Event shall have been cured or waived. For all purposes of this Agreement, in the absence of actual knowledge on the part of a Responsible Officer, the Subordination Agent shall not be deemed to have knowledge of any Indenture Default or Triggering Event unless notified in writing by one or more Trustees, one or more of the Liquidity Providers, the Policy Provider or one or more Certificateholders.

            (b) OTHER NOTICES. The Subordination Agent will furnish to each Liquidity Provider, the Policy Provider and each Trustee, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Subordination Agent as registered holder of the Equipment Notes or otherwise in its capacity as Subordination Agent to the extent the same shall not have been otherwise directly distributed to such Liquidity Provider, Policy Provider or Trustee, as applicable, pursuant to the express provision of any other Operative Agreement.

            SECTION 5.2. INDEMNIFICATION. The Subordination Agent shall not be required to take any action or refrain from taking any action under Section 5.1 (other than the first sentence thereof) or Article IV hereof unless the Subordination Agent shall have been indemnified (to the extent and in the manner reasonably satisfactory to the Subordination Agent) against any liability, cost or expense (including counsel fees and expenses) which may be incurred in connection therewith. The Subordination Agent shall not be under any obligation to take any action under this Agreement and nothing contained in this Agreement shall require the Subordination Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The Subordination Agent shall not be required to take any action under Section 5.1 (other than the first sentence thereof) or Article IV hereof, nor shall any other provision of this Agreement be deemed to impose a duty on the Subordination Agent to take any action, if the Subordination Agent shall have been advised by counsel that such action is contrary to the terms hereof or is otherwise contrary to law.

            SECTION 5.3. NO DUTIES EXCEPT AS SPECIFIED IN INTERCREDITOR AGREEMENT. The Subordination Agent shall not have any duty or obligation to take or refrain from taking any action under, or in connection with, this Agreement, except as expressly provided by the terms of this Agreement; and no implied duties or obligations shall be read into this Agreement against the Subordination Agent. The Subordination Agent agrees that it will, in its individual capacity and at its own cost and expense (but without any right of indemnity in respect of any such cost or expense under Section 5.2 or 7.1 hereof) promptly take such action as may be necessary to duly discharge all Liens on any of the Trust Accounts or any monies deposited therein which result from claims against it in its individual capacity not related to its activities hereunder or any other Operative Agreement.

            SECTION 5.4. NOTICE FROM THE LIQUIDITY PROVIDERS AND TRUSTEES. If any Liquidity Provider or Trustee has notice of an Indenture Default or a Triggering Event, such Person shall promptly give notice thereof to all other Liquidity Providers, the Policy Provider and Trustees and to the Subordination Agent, PROVIDED, HOWEVER, that no such Person shall have any liability hereunder as a result of its failure to deliver any such notice.


                                   ARTICLE VI

                             THE SUBORDINATION AGENT

            SECTION 6.1. AUTHORIZATION; ACCEPTANCE OF TRUSTS AND DUTIES. Each of the Class G-1 Trustee and the Class G-2 Trustee hereby designates and appoints the Subordination Agent as the agent and trustee of such Trustee under the applicable Liquidity Facility and the Policy Provider Agreement and authorizes the Subordination Agent to enter into the applicable Liquidity Facility and the Policy Provider Agreement as agent and trustee for such Trustee. Each of the Liquidity Providers, the Policy Provider and the Trustees hereby designates and appoints the Subordination Agent as the Subordination Agent under this

Agreement. WTC hereby accepts the duties hereby created and applicable to it as the Subordination Agent and agrees to perform the same but only upon the terms of this Agreement and agrees to receive and disburse all monies received by it in accordance with the terms hereof. The Subordination Agent shall not be answerable or accountable under any circumstances, except (a) for its own willful misconduct or gross negligence (or ordinary negligence in the handling of funds), (b) as provided in Sections 2.2 or 5.3 hereof and (c) for liabilities that may result from the material inaccuracy of any representation or warranty of the Subordination Agent made in its individual capacity in any Operative Agreement. The Subordination Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Subordination Agent, unless it is proved that the Subordination Agent was negligent in ascertaining the pertinent facts.

            SECTION 6.2. ABSENCE OF DUTIES. The Subordination Agent shall have no duty to see to any recording or filing of this Agreement or any other document, or to see to the maintenance of any such recording or filing.

            SECTION 6.3. NO REPRESENTATIONS OR WARRANTIES AS TO DOCUMENTS. The Subordination Agent in its individual capacity does not make nor shall be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Agreement or any other Operative Agreement or as to the correctness of any statement contained in any thereof, except for the representations and warranties of the Subordination Agent, made in its individual capacity, under any Operative Agreement to which it is a party. The Certificateholders, the Trustees, the Liquidity Providers and the Policy Provider make no representation or warranty hereunder whatsoever.

            SECTION 6.4. NO SEGREGATION OF MONIES; NO INTEREST. Any monies paid to or retained by the Subordination Agent pursuant to any provision hereof and not then required to be distributed to any Trustee, any Primary Liquidity Provider or the Policy Provider as provided in Articles II and III hereof or deposited into one or more Trust Accounts need not be segregated in any manner except to the extent required by such Articles II and III and by law, and the Subordination Agent shall not (except as otherwise provided in Section 2.2 hereof) be liable for any interest thereon; PROVIDED, HOWEVER, that any payments received or applied hereunder by the Subordination Agent shall be accounted for by the Subordination Agent so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof.

            SECTION 6.5. RELIANCE; AGENTS; ADVICE OF COUNSEL. The Subordination Agent shall not incur liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. As to the Pool Balance of any Trust as of any date, the Subordination Agent may for all purposes hereof rely on a certificate signed by any Responsible Officer of the applicable Trustee, and such certificate shall constitute full protection to the Subordination Agent for any action taken or omitted to be taken by it in good faith in reliance thereon. As to any fact or matter relating to the Liquidity Providers, the Policy Provider or the Trustees the manner of ascertainment of which is not specifically described herein, the Subordination Agent may for all purposes hereof rely on a certificate, signed by any Responsible Officer of the applicable Liquidity Provider, Policy Provider or Trustee, as the case may be, as to such fact or matter, and such certificate shall constitute full protection to the Subordination Agent for any action taken or omitted to be taken by it in good faith in reliance thereon. The Subordination Agent shall assume, and shall be fully protected in assuming, that each of the Liquidity Providers, the Policy Provider and each of the Trustees are authorized to enter into this Agreement and to take all action to be taken by them pursuant to the provisions hereof, and shall not inquire into the authorization of each of the Liquidity Providers, the Policy Provider and the Trustees with respect thereto. In the administration of the trusts hereunder, the Subordination Agent may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled persons to be selected and retained by it, and the Subordination Agent shall not be liable for the acts or omissions of any agent appointed with due care or for anything done, suffered or omitted in good faith by it in accordance with the advice or written opinion of any such counsel, accountants or other skilled persons.

            SECTION 6.6. CAPACITY IN WHICH ACTING. The Subordination Agent acts hereunder solely as agent and trustee herein and not in its individual capacity, except as otherwise expressly provided in the Operative Agreements.

            SECTION 6.7. COMPENSATION. The Subordination Agent shall be entitled to reasonable compensation, including expenses and disbursements, for all services rendered hereunder and shall have a priority claim to the extent set forth in Article III hereof on all monies collected hereunder for the payment of such compensation, to the extent that such compensation shall not be paid by others. The Subordination Agent agrees that it shall have no right against any Trustee, Liquidity Provider or the Policy Provider for any fee as compensation for its services as agent under this Agreement. The provisions of this Section
6.7 shall survive the termination of this Agreement.

            SECTION 6.8. MAY BECOME CERTIFICATEHOLDER. The institution acting as Subordination Agent hereunder may become a Certificateholder and have all rights and benefits of a Certificateholder to the same extent as if it were not the institution acting as the Subordination Agent.

            SECTION 6.9. SUBORDINATION AGENT REQUIRED; ELIGIBILITY. There shall at all times be a Subordination Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State or the District of Columbia having a combined capital and surplus of at least $100,000,000 (or the obligations of which, whether now in existence or hereafter incurred, are fully and unconditionally guaranteed by a corporation organized and doing business under the laws of the United States of America, any State thereof or of the District of Columbia and having a combined capital and surplus of at least $100,000,000), if there is such an institution willing and able to perform the duties of the Subordination Agent hereunder upon reasonable or customary terms. Such corporation shall be a citizen of the United States and shall be authorized under the laws of the United States or any State thereof or of the District of Columbia to exercise corporate trust powers and shall be subject to supervision or examination by federal, state or District of Columbia authorities. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of any of the aforesaid supervising or examining authorities, then, for the purposes of this Section 6.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

            In case at any time the Subordination Agent shall cease to be eligible in accordance with the provisions of this Section, the Subordination Agent shall resign immediately in the manner and with the effect specified in
Section 8.1.

            SECTION 6.10. MONEY TO BE HELD IN TRUST. All Equipment Notes, monies and other property deposited with or held by the Subordination Agent pursuant to this Agreement shall be held in trust for the benefit of the parties entitled to such Equipment Notes, monies and other property. All such Equipment Notes, monies or other property shall be held in the Trust Department of the institution acting as Subordination Agent hereunder.


                                   ARTICLE VII

                     INDEMNIFICATION OF SUBORDINATION AGENT

            SECTION 7.1. SCOPE OF INDEMNIFICATION. The Subordination Agent shall be indemnified hereunder to the extent and in the manner described in Section
8.1 of the Participation Agreements and Section 6 of the Note Purchase Agreement. The indemnities contained in such Sections of such agreements shall survive the termination of this Agreement.


                                  ARTICLE VIII

                          SUCCESSOR SUBORDINATION AGENT

            SECTION 8.1. REPLACEMENT OF SUBORDINATION AGENT; APPOINTMENT OF SUCCESSOR. The Subordination Agent may resign at any time by so notifying the Trustees, the Liquidity Providers and the Policy Provider. The Controlling Party may remove the Subordination Agent for cause by so notifying the Subordination Agent and may appoint a successor Subordination Agent. The Controlling Party shall remove the Subordination Agent if:

            (1) the Subordination Agent fails to comply with Section 6.9 hereof;

            (2) the Subordination Agent is adjudged bankrupt or insolvent;

            (3) a receiver or other public officer takes charge of the Subordination Agent or its property; or

            (4) the Subordination Agent otherwise becomes incapable of acting.

            If the Subordination Agent resigns or is removed or if a vacancy exists in the office of Subordination Agent for any reason (the Subordination Agent in such event being referred to herein as the retiring Subordination Agent), the Controlling Party shall promptly appoint a successor Subordination Agent.

            A successor Subordination Agent shall deliver (x) a written acceptance of its appointment as Subordination Agent hereunder to the retiring Subordination Agent and (y) a written assumption of its obligations hereunder and under each Liquidity Facility and the Policy Provider Agreement to each party hereto, upon which the resignation or removal of the retiring Subordination Agent shall become effective, and the successor Subordination Agent shall have all the rights, powers and duties of the Subordination Agent under this Agreement. The successor Subordination Agent shall mail a notice of its succession to the Liquidity Providers, the Policy Provider and the Trustees. The retiring Subordination Agent shall promptly transfer its rights under each of the Liquidity Facilities and all of the property held by it as Subordination Agent to the successor Subordination Agent.

            If a successor Subordination Agent does not take office within 60 days after the retiring Subordination Agent resigns or is removed, the retiring Subordination Agent or one or more of the Trustees may petition any court of competent jurisdiction for the appointment of a successor Subordination Agent.

            If the Subordination Agent fails to comply with Section 6.9 hereof (to the extent applicable), one or more of the Trustees, one or more of the Liquidity Providers or the Policy Provider may petition any court of competent jurisdiction for the removal of the Subordination Agent and the appointment of a successor Subordination Agent.

            Notwithstanding the foregoing, no resignation or removal of the Subordination Agent shall be effective unless and until a successor has been appointed. No appointment of a successor Subordination Agent shall be effective unless and until the Rating Agencies shall have delivered a Ratings Confirmation.


                                   ARTICLE IX

                           SUPPLEMENTS AND AMENDMENTS

                  SECTION 9.1. AMENDMENTS, WAIVERS, ETC. (a) This Agreement may not be supplemented, amended or modified without the consent of each Trustee (acting, except in the case of any amendment pursuant to Section 3.6(e)(v)(y) hereof with respect to any Replacement Primary Liquidity Facility, any amendment pursuant to Section 3.6(c)(iv) hereof with respect to any Replacement Above-Cap Liquidity Facility or any amendment contemplated by the last sentence of this
Section 9.1(a), with the consent of holders of Certificates of the related Class evidencing interests in the related Trust aggregating not less than a majority in interest in such Trust or as otherwise authorized pursuant to the relevant Trust Agreement), the Subordination Agent, each Liquidity Provider and the Policy Provider; PROVIDED, HOWEVER, that this Agreement may be supplemented, amended or modified without the consent of any Trustee if such supplement, amendment or modification (i) is in accordance with Section 9.1(c) or Section 9.1(d) hereof or (ii) cures an ambiguity or inconsistency or does not materially adversely affect such Trustee or the holders of the related Class of Certificates; PROVIDED FURTHER, HOWEVER, that, if such supplement, amendment or modification (A) would (x) directly or indirectly modify or supersede, or otherwise conflict with, Section 2.2(b), Section 3.6(e), Section 3.6(f)(other than the last sentence thereof), Section 3.6(l), the last sentence of this

Section 9.1(a), Section 9.1(c), Section 9.1(d), the second sentence of Section
10.6 or this proviso (collectively, the "CONTINENTAL PROVISIONS") or (y) otherwise adversely affect the interests of a potential Replacement Primary Liquidity Provider or of Continental with respect to its ability to replace any Primary Liquidity Facility or with respect to its payment obligations under any Operative Agreement or (B) is made pursuant to the last sentence of this Section 9.1(a) or pursuant to Section 9.1(c) or Section 9.1(d), then such supplement, amendment or modification shall not be effective without the additional written consent of Continental. Notwithstanding the foregoing, without the consent of each Certificateholder, each Primary Liquidity Provider and the Policy Provider, no supplement, amendment or modification of this Agreement may (i) reduce the percentage of the interest in any Trust evidenced by the Certificates issued by such Trust necessary to consent to modify or amend any provision of this Agreement or to waive compliance therewith or (ii) except as provided in this
Section 9.1(a), Section 9.1(c) or Section 9.1(d), modify Section 2.4, 3.2 or 3.3 hereof, relating to the distribution of monies received by the Subordination Agent hereunder from the Equipment Notes or pursuant to the Liquidity Facilities or the Policies. Nothing contained in this Section shall require the consent of a Trustee at any time following the payment of Final Distributions with respect to the related Class of Certificates. If the Replacement Primary Liquidity Facility for any Primary Liquidity Facility in accordance with Section 3.6(e) hereof is to be comprised of more than one instrument as contemplated by the definition of the term "Replacement Primary Liquidity Facility", then each of the parties hereto agrees to amend this Agreement to incorporate appropriate mechanics for multiple Primary Liquidity Facilities for an individual Trust.

            (b) In the event that the Subordination Agent, as the registered holder of any Equipment Notes, receives a request for the giving of any notice or for its consent to any amendment, supplement, modification, consent or waiver under such Equipment Notes, the Indenture pursuant to which such Equipment Notes were issued, or the related Participation Agreement or other related document,
(i) if no Indenture Default shall have occurred and be continuing with respect to such Indenture, the Subordination Agent shall request directions with respect to each Series of such Equipment Notes from the Trustee of the Trust which holds such Equipment Notes and shall vote or consent in accordance with the directions of such Trustee except that so long as (A) Final Distributions on the Class G-1 Certificates or the Class G-2 Certificates have not been made or any Policy Provider Obligations remain outstanding and (B) no Policy Provider Default shall have occurred and be continuing, the Subordination Agent shall request directions from the Policy Provider rather than the Class G-1 Trustee with respect to the Series G-1 Equipment Notes or the Class G-2 Trustee with respect to the Series G-2 Equipment Notes, and (ii) if any Indenture Default shall have occurred and be continuing with respect to such Indenture, the Subordination Agent will exercise its voting rights as directed by the Controlling Party, subject to Sections 4.1 and 4.4 hereof; provided that no such amendment, modification or waiver shall, without the consent of each Liquidity Provider and the Policy Provider, reduce the amount of principal or interest payable by Continental under any Equipment Note.

            (c) If, with respect to any Indenture, Series H Equipment Notes are re-issued in accordance with the terms of Section 2.11(b) of such Indenture and
Section 4(a)(vi) of the Note Purchase Agreement, such re-issued Series H Equipment Notes shall be issued to a new pass through trust (the "RE-ISSUED CLASS H TRUST") that issues a class of pass through certificates (the "RE-ISSUED CLASS H CERTIFICATES") to certificateholders (the "RE-ISSUED CLASS H CERTIFICATEHOLDERS") pursuant to a pass through trust agreement (the "RE-ISSUED CLASS H TRUST AGREEMENT") with a trustee (the "RE-ISSUED CLASS H TRUSTEE"). The

Re-Issued Class H Trust, the Re-Issued Class H Trustee and the Re-Issued Class H Certificates shall be subject to all of the provisions of this Agreement in the same manner as the Class H Trust, the Class H Trustee and the Class H Certificates, including, the subordination of the Re-Issued Class H Certificates to the Class G-1 Certificates and the Class G-2 Certificates, the Policy Provider Obligations (other than any Excess Reimbursement Obligations) and the Liquidity Obligations. Such issuance and the amendment of this Agreement as provided below shall require Ratings Confirmation and shall not materially adversely affect any of the Trustees. This Agreement shall be amended by written agreement of Continental and the Subordination Agent to give effect to the issuance of the Re-Issued Class H Certificates subject to the following terms and conditions:

            (i) the Re-Issued Class H Trustee shall be added as a party to this Agreement;

            (ii) the definitions of "Certificate", "Class", "Class H Certificates", "Final Legal Distribution Date", "LTV Ratio", "Trust", "Trust Agreement" and "Controlling Party" shall be revised, as appropriate, to reflect such issuance (and the subordination thereof);

            (iii) (A) the original Pool Balance of the Re-Issued Class H Certificates shall not be less than, but may equal or be greater than, the then outstanding Pool Balance of the Class H Certificates, (B) the expected Pool Balance of the Re-Issued Class H Certificates as of any Regular Distribution Date subsequent to the issuance of the Re-Issued Class H Certificates shall not be less than would have been the case with respect to the Class H Certificates had such issuance not occurred (assuming in the case of both the Re-Issued Class H Certificates and the Class H Certificates, that all Scheduled Payments, but no Special Payments, have been made on or prior to such Regular Distribution Date),
      (C) the Final Legal Distribution Date for the Re-Issued Class H Certificates shall not be prior to, but may the same as or later than, the Final Legal Distribution Date for the Class H Certificates, (D) the interest rate for the Re-Issued Class H Certificates shall not exceed the rate permitted under Section 4(a)(vi) of the Note Purchase Agreement for "Reissued Notes" (as defined therein), and (E) the other terms of the Re-Issued Class H Certificates shall not conflict with the corresponding terms of the "Reissued Notes" (as defined in the Note Purchase Agreement);

            (iv) the Re-Issued Class H Certificates shall not have the benefit of any credit support similar to the Liquidity Facilities or the Policies unless (x) claims for fees, interest, expenses, reimbursement of advances and other obligations arising from such credit support rank below Excess Reimbursement Obligations in Sections 2.4(b), 3.2 and 3.3 or (y) the Policy Provider shall otherwise agree (but in any event all such claims shall rank below distributions on the Class G-1 Certificates and the Class G-2 Certificates in each such Section);

            (v) the Re-Issued Class H Certificates cannot be issued to Continental but may be issued to any of Continental's Affiliates so long as such Affiliate shall have bankruptcy remote and special purpose provisions in its certificate of incorporation or other organizational documents and any subsequent transfer of the Re-Issued Class H Certificates to any Affiliate of Continental shall be similarly restricted; and

            (vi) the scheduled payment dates on the "Reissued Notes" (as defined in the Note Purchase Agreement) shall be on the Regular Distribution Dates.

            The issuance of the Re-Issued Class H Certificates in compliance with all of the foregoing terms of this Section 9.1(c) shall not require the consent of any of the Trustees or the holders of any Class of Certificates. Each of the Liquidity Providers and the Policy Provider hereby agrees and confirms it shall be deemed to consent to any issuance and amendment in accordance with this
Section 9.1(c) and that any such issuance and amendment shall not affect any of its respective obligations under the Liquidity Facilities and the Policies, as applicable. Notwithstanding the previous sentence, the consent of the Policy Provider (in its sole discretion) shall be required to such issuance if the Pool Balance of the Re-Issued Class H Certificates at the time of issuance or expected at any Regular Distribution Date thereafter (assuming all Scheduled Payments, but no Special Payments, have been made on or prior to such Regular Distribution Date) shall exceed 45% of the then outstanding aggregate Pool Balance of the Class G-1 Certificates and the Class G-2 Certificates taken together.

            (d) If, with respect to any Indenture, "Series J Equipment Notes" (as defined in such Indenture) are issued in accordance with the terms of
Section 2.02 of such Indenture and Section 4(a)(vi) of the Note Purchase Agreement, such Series J Equipment Notes shall be issued to a new pass through trust (the "CLASS J TRUST") that issues a class of pass through certificates (the "CLASS J CERTIFICATES") to certificateholders (the "CLASS J CERTIFICATEHOLDERS") pursuant to a pass through trust agreement (the "CLASS J TRUST AGREEMENT") with a trustee (the "CLASS J TRUSTEE"). In such case, this Agreement shall be amended by written agreement of Continental and the Subordination Agent to provide for the subordination of the Class J Certificates to the Class G-1 Certificates, the Class G-2 Certificates, the Class H Certificates (or if the Series H Equipment Notes have been redeemed and re-issued as contemplated by Section 9.1(c), the Re-Issued Class H Certificates), the Class I Certificates, the Policy Provider Obligations and the Liquidity Obligations substantially in the same manner as the Class I Certificates are subordinated hereunder thereto and, further, such Class J Certificates shall be subordinated to any Excess Reimbursement Obligations unless the Policy Provider shall agree otherwise (but in any event such Excess Reimbursement Obligations shall always be subordinated to the Class H Certificates and the Class I Certificates hereunder). Such issuance and the amendment of this Agreement as provided below shall require Ratings Confirmation and shall not materially adversely affect any Trustee. This Agreement shall be amended by written agreement of Continental and the Subordination Agent to give effect to the issuance of any Class J Certificates subject to the following terms and conditions:

            (i) the Class J Trustee shall be added as a party to this Agreement;

            (ii) the definitions of "Certificate", "Class", "Equipment Notes", "Final Legal Distribution Date", "LTV Ratio", "Trust", "Trust Agreement" and "Controlling Party" shall be revised, as appropriate, to reflect the issuance of the Class J Certificates (and the subordination thereof);

            (iii) the Class J Certificates shall not have the benefit of any credit support similar to the Liquidity Facilities or the Policies unless (x) claims for fees, interest, expenses, reimbursement of advances and other obligations arising from such credit support rank below Excess Reimbursement

Obligations in Sections 2.4(b), 3.2 and 3.3 or (y) the Policy Provider shall otherwise agree (but in any event all such claims shall rank below distributions on the Class G-1 Certificates, the Class G-2 Certificates, the Class H Certificates and the Class I Certificates in each such Section);

            (iv) the Class J Certificates cannot be issued to Continental but may be issued to any of Continental's Affiliates so long as such Affiliate shall have bankruptcy remote and special purpose provisions in its certificate of incorporation or other organizational documents and any subsequent transfer of the Class J Certificates to any Affiliate of Continental shall be similarly restricted;

            (v) the provisions of this Agreement governing payments with respect to Certificates and related notices, including Sections 2.4, 3.1, 3.2 and 3.3, shall be revised to provide for distributions on the Class J Certificates after payment of all relevant distributions on the Class G-1 Certificates, the Class G-2 Certificates and other Certificates and other obligations to which the Class J Certificates are subordinated; and

            (vi) the scheduled payment dates on the Series J Equipment Notes (as defined in the Note Purchase Agreement) shall be on the Regular Distribution Dates.

            The issuance of the Class J Certificates in compliance with all of the foregoing terms of this Section 9.1(d) shall not require the consent of any of the Trustees or the holders of any Class of Certificates. Each of the Liquidity Providers and the Policy Provider hereby agrees and confirms it shall be deemed to consent to any issuance and amendment in accordance with this
Section 9.1(d) and that any such issuance and amendment shall not affect any of its respective obligations under the Liquidity Facilities and the Policies, as applicable.

            SECTION 9.2. SUBORDINATION AGENT PROTECTED. If, in the reasonable opinion of the institution acting as the Subordination Agent hereunder, any document required to be executed pursuant to the terms of Section 9.1 affects any right, duty, immunity or indemnity with respect to it under this Agreement or any Liquidity Facility or either Policy, the Subordination Agent may in its discretion decline to execute such document.

            SECTION 9.3. EFFECT OF SUPPLEMENTAL AGREEMENTS. Upon the execution of any amendment, consent or supplement hereto pursuant to the provisions hereof, this Agreement shall be and be deemed to be and shall be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Agreement of the parties hereto and beneficiaries hereof shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental agreement shall be and be deemed to be and shall be part of the terms and conditions of this Agreement for any and all purposes. In executing or accepting any supplemental agreement permitted by this Article IX, the Subordination Agent shall be entitled to receive, and shall be fully protected in relying upon, an opinion of counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement.

            SECTION 9.4. NOTICE TO RATING AGENCIES. Promptly following its receipt of each amendment, consent, modification, supplement or waiver contemplated by this Article IX, the Subordination Agent shall send a copy thereof to each Rating Agency.


                                    ARTICLE X

                                  MISCELLANEOUS

            SECTION 10.1. TERMINATION OF INTERCREDITOR AGREEMENT. Following payment of Final Distributions with respect to each Class of Certificates and the payment in full of all Liquidity Obligations to the Primary Liquidity Providers and all Policy Provider Obligations to the Policy Provider and PROVIDED that there shall then be no other amounts due to the Certificateholders, the Trustees, the Primary Liquidity Providers, the Policy Provider and the Subordination Agent hereunder or under the Trust Agreements, and that the commitment of the (i) Primary Liquidity Providers under the Primary Liquidity Facilities and (ii) Policy Provider under each Policy shall have expired or been terminated, this Agreement and the trusts created hereby shall terminate and this Agreement shall be of no further force or effect. Except as aforesaid or otherwise provided, this Agreement and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

            SECTION 10.2. INTERCREDITOR AGREEMENT FOR BENEFIT OF TRUSTEES, LIQUIDITY PROVIDERS, THE POLICY PROVIDER AND SUBORDINATION AGENT. Subject to the second sentence of Section 10.6 and the provisions of Sections 4.4 and 9.1, nothing in this Agreement, whether express or implied, shall be construed to give to any Person other than the Trustees, the Liquidity Providers, the Policy Provider and the Subordination Agent any legal or equitable right, remedy or claim under or in respect of this Agreement.

            SECTION 10.3. NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers or documents provided or permitted by this Agreement to be made, given, furnished or filed shall be in writing, mailed by certified mail, postage prepaid, or by confirmed telecopy and

            (i) if to the Subordination Agent, addressed to at its office at:

                  WILMINGTON TRUST COMPANY
                  One Rodney Square
                  1100 N. Market Street
                  Wilmington, DE 19890-1605
                  Attention:  Corporate Capital Market Services
                  Telecopy:  (302) 636-4140

            (ii)  if to any Trustee, addressed to it at its office at:

                  WILMINGTON TRUST COMPANY
                  One Rodney Square
                  1100 N. Market Street
                  Wilmington, DE 19890-1605
                  Attention:  Corporate Capital Market Services
                  Telecopy:  (302) 636-4140

            (iii) if to the Primary Liquidity Provider, addressed to it at its office at:

                  LANDESBANK HESSEN-THURINGEN
                  GIROZENTRALE
                  Main Tower
                  Neue Mainzer Str. 52 - 58
                  60311 Frankfurt am Main
                  Germany
                  Attention:  Asset Finance

                  Telephone:  49-69-9132-4882
                  Telecopy:  49-69-9132-4392


                  with a copy of any Notice of Borrowing to:

                  LANDESBANK HESSEN-THURINGEN
                  420 Fifth Avenue, 24th Floor
                  New York, NY 10018
                  Attention:  Project Finance/Michael Novack

                  Telephone:  (212) 703-5224
                  Telecopy:  (212) 703-5256

            (iv) if to the Class G-1 Above-Cap Liquidity Provider, addressed to it at its office at:

                  MERRILL LYNCH CAPITAL SERVICES, INC.
                  Merrill Lynch World Headquarters
                  4 World Financial Center, 18th Floor
                  New York, New York  10080
                  Attention: Swap Group
                  Telephone:  (212) 449-7403
                  Telecopy:  (646) 805-0218
                  with a copy to:

                  CICG COUNSEL
                  Merrill Lynch World Headquarters
                  4 World Financial Center, 12th Floor
                  New York, New York  10080
                  Attention: Swaps Legal
                  Telecopy:  (212) 449-6993

            (v)   if to the Policy Provider, addressed to it at its office at:

                  Ambac Assurance Corporation
                  One State Street Plaza
                  New York, New York 10004
                  Attention:  Surveillance Department
                  Telephone:  (212) 668-0340
                  Telecopy:  (212) 363-1459

                  with a copy to:
                  Attention:  General Counsel - Urgent
                  Telecopy:  (212) 208-3566

Whenever any notice in writing is required to be given by any Trustee, Liquidity Provider, Policy Provider or the Subordination Agent to any of the other of them, such notice shall be deemed given and such requirement satisfied when such notice is received. A copy of any notice given by the Trustee, the Liquidity Providers or the Subordination Agent shall be given to the Policy Provider; PROVIDED that the failure to do so shall not impair the validity of any such notice or the Policy Provider's obligations hereunder and under either Policy. Any party hereto may change the address to which notices to such party will be sent by giving notice of such change to the other parties to this Agreement.

            SECTION 10.4. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            SECTION 10.5. NO ORAL MODIFICATIONS OR CONTINUING WAIVERS. No terms or provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other Person against whom enforcement of the change, waiver, discharge or termination is sought and any other party or other Person whose consent is required pursuant to this Agreement and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

            SECTION 10.6. SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the parties hereto and the successors and assigns of each, all as herein provided. In addition, the Continental Provisions shall inure to the benefit of Continental and its successors and assigns, and (without limitation of the foregoing) Continental is hereby constituted, and agreed to be, an express third party beneficiary of the Continental Provisions. Upon the occurrence of the

Transfers contemplated by the Assignment and Assumption Agreements, the Trustee of each Class shall (without any further act) be deemed to have transferred all of its rights, title and interest in and to this Agreement to the trustee of the Successor Trust of the same Class and, thereafter, the trustee of each Successor Trust shall be deemed to be the "Trustee" of such Successor Trust with the rights and obligations of a "Trustee" hereunder and under the other Operative Agreements and each reference to a Trust of any Class herein shall be deemed a reference to the Successor Trust of such Class.

            SECTION 10.7. HEADINGS. The headings of the various Articles and Sections herein and in the table of contents hereto are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

            SECTION 10.8. COUNTERPART FORM. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same agreement.

            SECTION 10.9. SUBORDINATION. (a) As between the Liquidity Providers and the Policy Provider, on the one hand, and the Trustees and the Certificateholders, on the other hand, and as among the Trustees and the related Certificateholders, this Agreement shall be a subordination agreement for purposes of Section 510 of the United States Bankruptcy Code, as amended from time to time.

            (b) Notwithstanding the provisions of this Agreement, if prior to the payment in full to the (i) Primary Liquidity Providers of all Liquidity Obligations then due and payable and (ii) Policy Provider of all Policy Provider Obligations then due and payable, any party hereto shall have received any payment or distribution in respect of Equipment Notes or any other amount under the Indentures or other Operative Agreements which, had the subordination provisions of this Agreement been properly applied to such payment, distribution or other amount, would not have been distributed to such Person, then such payment, distribution or other amount shall be received and held in trust by such Person and paid over or delivered to the Subordination Agent for application as provided herein.

            (c) If any Trustee, any Primary Liquidity Provider, the Policy Provider or the Subordination Agent receives any payment in respect of any obligations owing hereunder (or, in the case of the Primary Liquidity Providers or the Policy Provider, in respect of the Liquidity Obligations or the Policy Provider Obligations, as the case may be), which is subsequently invalidated, declared preferential, set aside and/or required to be repaid to a trustee, receiver or other party, then, to the extent of such payment, such obligations (or, in the case of the Primary Liquidity Providers or the Policy Provider, such Liquidity Obligations or the Policy Provider Obligations, as the case may be) intended to be satisfied shall be revived and continue in full force and effect as if such payment had not been received.

            (d) The Trustees (on behalf of themselves and the holders of Certificates), the Primary Liquidity Providers, the Policy Provider and the Subordination Agent confirm that the payment priorities specified in Sections 2.4, 3.2 and 3.3 shall apply in all circumstances, notwithstanding the fact that the obligations owed to the Trustees and the holders of Certificates are secured by certain assets and the Liquidity Obligations and Policy Provider Obligations may not be so secured. The Trustees expressly agree (on behalf of themselves and the holders of Certificates) not to assert priority over the holders of Liquidity Obligations or Policy Provider Obligations (except as specifically set forth in Sections 2.4, 3.2 or 3.3) due to their status as secured creditors in any bankruptcy, insolvency or other legal proceeding.

            (e) Each of the Trustees (on behalf of themselves and the holders of Certificates), the Primary Liquidity Providers, the Policy Provider and the Subordination Agent may take any of the following actions without impairing its rights under this Agreement:

            (i) obtain a Lien on any property to secure any amounts owing to it hereunder, including, in the case of the Primary Liquidity Providers and the Policy Provider, the Liquidity Obligations or the Policy Provider Obligations, as the case may be,

            (ii) obtain the primary or secondary obligation of any other obligor with respect to any amounts owing to it hereunder, including, in the case of the Primary Liquidity Providers and the Policy Provider, any of the Liquidity Obligations or the Policy Provider Obligations, as the case may be,

            (iii) renew, extend, increase, alter or exchange any amounts owing to it hereunder, including, in the case of the Primary Liquidity Providers and the Policy Provider, any of the Liquidity Obligations or the Policy Provider Obligations, as the case may be, or release or compromise any obligation of any obligor with respect thereto,

            (iv) refrain from exercising any right or remedy, or delay in exercising such right or remedy, which it may have, or

            (v) take any other action which might discharge a subordinated party or a surety under applicable law;

PROVIDED, HOWEVER, that the taking of any such actions by any of the Trustees, the Primary Liquidity Providers, the Policy Provider or the Subordination Agent shall not prejudice the rights or adversely affect the obligations of any other party under this Agreement.

            SECTION 10.10. GOVERNING LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

            SECTION 10.11. SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; WAIVER OF IMMUNITY.

            (a) Each of the parties hereto hereby irrevocably and unconditionally:

            (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any other Operative Agreement, or for recognition and enforcement of any judgment in respect hereof or thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and the appellate courts from any thereof;

            (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to each party hereto at its address set forth in Section 10.3 hereof, or at such other address of which the other parties shall have been notified pursuant thereto; and

            (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

            (b) EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each of the parties warrants and represents that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with such legal counsel. THIS WAIVER IS IRREVOCABLE, AND CANNOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

            (c) Each Primary Liquidity Provider hereby waives any immunity it may have from the jurisdiction of the courts of the United States of America or of any State and waives any immunity any of its properties located in the United States of America may have from attachment or execution upon a judgment entered by any such court under the United States Foreign Sovereign Immunities Act of 1976 or any similar successor legislation.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written, and acknowledge that this Agreement has been made and delivered in the City of New York, and this Agreement has become effective only upon such execution and delivery.

                                           WILMINGTON TRUST COMPANY,
                                           not in its individual capacity but
                                           solely as Trustee for each of the
                                           Trusts


                                           By
                                             --------------------------------
                                           Name:
                                           Title:


                                           LANDESBANK HESSEN-THURINGEN
                                           GIROZENTRALE, as Class G-1 Primary
                                           Liquidity Provider and Class G-2
                                           Primary Liquidity Provider


                                           By
                                             --------------------------------
                                           Name:
                                           Title:


                                           By
                                             --------------------------------
                                           Name:
                                           Title:


                                           MERRILL LYNCH CAPITAL SERVICES, INC.,
                                           as Class G-1 Above-Cap Liquidity
                                           Provider


                                           By
                                             --------------------------------
                                           Name:
                                           Title:


                                           AMBAC ASSURANCE CORPORATION, as
                                           Policy Provider


                                           By
                                             --------------------------------
                                           Name:
                                           Title:

                                           WILMINGTON TRUST COMPANY,
                                           not in its individual capacity except
                                           as expressly set forth herein but
                                           solely as Subordination Agent and
                                           trustee


                                           By
                                             --------------------------------
                                           Name:
                                           Title:

                                   SCHEDULE I


* Subject to adjustment in accordance with the Following
Business Day Convention (as defined in the Class G-1
Above Cap Liquidity Facility)

  BEGINNING OF INTEREST PERIOD *              CAPPED LIBOR

         March 26, 2002                           7.00%

          May 15, 2002                            7.05%

          Aug 15, 2002                            7.15%

          Nov 15, 2002                            7.15%

          Feb 15, 2003                            7.25%

          May 15, 2003                            7.25%

          Aug 15, 2003                            7.40%

          Nov 15, 2003                            7.40%

          Feb 15, 2004                            7.60%

          May 15, 2004                            7.60%

          Aug 15, 2004                            7.85%

          Nov 15, 2004                            7.85%

          Feb 15, 2005                            8.15%

          May 15, 2005                            8.15%

          Aug 15, 2005                            8.50%

          Nov 15, 2005                            8.50%

          Feb 15, 2006                            8.90%

          May 15, 2006                            8.90%

          Aug 15, 2006                            9.35%

          Nov 15, 2006                            9.35%

          Feb 15, 2007                            9.85%

          May 15, 2007                            9.85%

          Aug 15, 2007                           10.35%

          Nov 15, 2007                           10.35%

          Feb 15, 2008                           10.85%

          May 15, 2008                           10.85%

          Aug 15, 2008                           11.40%

          Nov 15, 2008                           11.40%

          Feb 15, 2009                           12.10%

          May 15, 2009                           12.10%

          Aug 15, 2009                           12.65%

          Nov 15, 2009                           12.65%

          Feb 15, 2010                           13.35%

          May 15, 2010                           13.35%

          Aug 15, 2010                           14.10%

          Nov 15, 2010                           14.10%

          Feb 15, 2011                           14.75%

          May 15, 2011                           14.75%

          Aug 15, 2011                           15.00%

          Nov 15, 2011                           15.00%

          Feb 15, 2012                           15.00%

          May 15, 2012                           15.00%

          Aug 15, 2012                           15.00%

          Nov 15, 2012                           15.00%

          Feb 15, 2013                           15.00%

          May 15, 2013                           15.00%

          Aug 15, 2013                           15.00%

                                 Schedule 2.2(b)

Upon the funding of the Class G-1 Above-Cap Account or the Class G-1 Above-Cap Collateral Account or the maturity or redemption of any investment of funds in any such account (such funds, the "Funds"), Merrill Lynch, Pierce, Fenner & Smith Incorporated shall send a notice to the Subordination Agent containing a list of Eligible Investments (the "Specified Investments") which shall contain at least 10 investments in open market commercial paper of corporations incorporated under the laws of the United States of America or any state thereof.

Following receipt of such notice, the Subordination Agent shall use its best efforts to invest or reinvest the Funds in any Specified Investment. If no Specified Investment is then available, the Subordination Agent shall invest or reinvest the Funds in any other Eligible Investment selected by the Subordination Agent.

Following such investment or reinvestment of the Funds by the Subordination Agent in any Specified Investment or other Eligible Investment, the Subordination Agent shall deliver a written statement to Merrill Lynch, Pierce, Fenner & Smith Incorporated setting forth for each such Specified Investment or Eligible Investment the CUSIP number or other similar number for such obligation (or, if such obligation does not have such a number, (i) the name of the issuer, (ii) its maturity date, (iii) its yield or rate of return, and (iv) its rating, if rated by any nationally recognized rating agency).